Exhibit 10.14

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.  The redacted material has been marked at the appropriate places with three asterisks (***).

TRUST INDENTURE

dated as of September 14, 2012

among

WILLIS ENGINE SECURITIZATION TRUST II,
as the Issuer

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as the Operating Bank and Trustee

WILLIS LEASE FINANCE CORPORATION,
as the Administrative Agent

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as the Initial Liquidity Facility Provider

i

Schedules

Schedule 1	–	Initial Engines
Schedule 2	–	Issuer Subsidiaries
Schedule 3	–	Engine Subsidiaries
Schedule 4	–	Engine Trust Agreements
Schedule 5	–	[Reserved]
Schedule 6	–	Scheduled Target Principal Balance
Schedule 7	–	[Reserved]
Schedule 8	–	[Reserved]
Schedule 9	–	Process Agent

Exhibits

Exhibit A-1	–	Form of Floating Rate Notes
Exhibit A-2	–	Form of Fixed Rate Notes
Exhibit B	–	Concentration Limits

Exhibit C	–	Insurance Provisions
Exhibit D	–	PRI Guidelines
Exhibit E-1	–	Form of Monthly Report to Each Noteholder
Exhibit E-2	–	Form of Annual Report to Each Noteholder
Exhibit F	–	Form of Certificate of Transfer
Exhibit G	–	Core Lease Provisions
Exhibit H	–	Form of Compliance Certificate
Exhibit I	–	Form of Accredited Investor Letter

v

This TRUST INDENTURE, dated as of September 14, 2012 (this “Indenture”), is made among WILLIS ENGINE SECURITIZATION TRUST II, a Delaware statutory trust (the “Issuer”), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (the “Trustee” and “Operating Bank”), WILLIS LEASE FINANCE CORPORATION, in its capacity as Administrative Agent (the “Administrative Agent”), and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a limited liability company incorporated as a société anonyme under French law (together with its successors and permitted assigns, the “Initial Liquidity Facility Provider”).

The parties to this Indenture hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01                                Definitions.  For purposes of this Indenture, the following terms have the meanings indicated below:

“Acceleration” means, with respect to the principal, interest and other amounts payable in respect of the Notes, such amounts becoming immediately due and payable by declaration or otherwise.  “Accelerate,” “Accelerated” and “Accelerating” have meanings correlative to the foregoing.

“Acceleration Default” means any Event of Default of the type described in Section 4.01(e) or 4.01(f).

“Account” means any or, in its plural form, all of the accounts established pursuant to Section 3.01(a) and any ledger accounts and ledger subaccounts maintained therein in accordance with this Indenture.

“Acquisition Balance Redemption” has the meaning given to such term in Section 3.11(a).

“Acquisition Agreement” means the Acquisition Transfer Agreement, each Engine Transfer Agreements and any acquisition agreement pursuant to which one or more Replacement Engines (or related Engine Interests) are acquired.

“Acquisition Date” means (a) with respect to the Initial Engines and the related Engine Interests, the Initial Closing Date, and (b) with respect to any Replacement Engine and the related Engine Interest, the Delivery Date for such Replacement Engine.

“ Acquisition Subsidiaries” means WEST Engine Acquisition LLC, a Delaware limited liability company, and Facility Engine Acquisition LLC, a Delaware limited liability company, individually or collectively as the context may require.

“Acquisition Transfer Agreement” means the Acquisition Transfer Agreement dated as of September 14, 2012 among Willis, the Issuer, WEST Acquisition, Facility Acquisition and WEST Funding.

“Act” has, with respect to any Holder, the meaning given to such term in Section 1.04(a).

“Additional Certificates” means any Beneficial Interest Certificates issued pursuant to the Trust Agreement, the proceeds of which are used, in substantial part, to fund either (a) Discretionary Engine Modifications or (b) a redemption of the Notes.

“Additional Lease” means, with respect to each Replacement Engine, each engine lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with respect to such Replacement Engine on the Acquisition Date therefor, provided that if, under any sub-leasing arrangement with respect to a Replacement Engine, the lessor thereof agrees to receive payments or collateral directly from, or is to make payments directly to, the sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Additional Lease”, and the sub-lessee shall constitute the related “Lessee” with respect to such Replacement Engine, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.

“Adjusted Appraised Value” means, with respect to each Engine, as of any Calculation Date, an amount equal to the sum of (a) the product of (i) the Initial Appraised Value for such Engine, and (ii) the Depreciation Factor applicable to such Engine on such Calculation Date, and (b) the product of (i) the cost of any Discretionary Engine Modification is made to such Engine prior to such Calculation Date, and (ii) the Depreciation Factor applicable to the cost of such Discretionary Engine Modification on such Calculation Date.

“Administrative Agent” means the person acting, at the time of determination, in the capacity as the administrative agent of the Issuer Group Members under the Administrative Agency Agreement or any replacement agreement therefor.  The initial Administrative Agent is Willis.

“Administrative Agency Agreement” means the Administrative Agency Agreement dated as of the Initial Closing Date among the Administrative Agent, the Issuer, the Issuer Subsidiaries party thereto, the Trustee and the Security Trustee.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person or is a director or officer of such Person; “control” of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Stock, by contract or otherwise.

“Aggregate Adjusted Appraised Value” means, as of any Calculation Date, an amount equal to the sum of (a) the Adjusted Appraised Values of all Engines in the Portfolio on such Calculation Date, and (b) the sum of the Balance of all amounts on deposit in the Engine Replacement Account and any Qualified Escrow Accounts on such Calculation Date (excluding any Excess Engine Replacement Amounts to be transferred to the Collections Account in accordance with Section 3.01(j)(iii)).

“Aggregate Annual Appraised Value” means, as of any Calculation Date, an amount equal to the sum of (a) the most recent Annual Appraised Values of all Engines in the Portfolio on such Calculation Date, and (b) the Balance of all amounts on deposit in the Engine Replacement Account and any Qualified Escrow Accounts on such Calculation Date (excluding any Excess Engine Replacement Amounts to be transferred to the Collections Account in accordance with Section 3.01(j)(iii)).

“Aggregate Engine Disposition Adjustment Amount” means, as of any date of determination, the sum of the Engine Disposition Adjustment Amounts for all Engines that have been disposed of in Engine Dispositions on or prior to such date.

“Aggregate Initial Appraised Values” means the sum of the Initial Appraised Values of the Initial Engines.

“Aggregate Supplemental Principal Payment Amount” means, for any Payment Date, the sum of (a) the aggregate unpaid Supplemental Principal Payment Amounts, if any, with respect to all prior Payment Dates plus (b) the Supplemental Principal Payment Amount, if any, with respect to such Payment Date.

“Agreed Currency” has the meaning given to such term in Section 12.07(a).

“Agreed Value Payment” means a payment to be made by or on behalf of a Lessee under a Lease upon or following a Total Loss of an Engine with respect to such Total Loss.

“Aircraft Engine” means a basic power jet propulsion or turboprop engine assembly for an aircraft that is Stage 3 or later compliant (without reliance on a noise reduction or “hush” kit), including its essential accessories as supplied by the manufacturer of such Aircraft Engine, but excluding the nacelle, and including any QEC Kit and any and all modules and Parts incorporated in, installed on or attached to each such engine from time to time and any substitutions therefor.

“Allocable Debt Amount” means, with respect to any Engine, as of any Calculation Date or other date, an amount equal to the product of (a) the Outstanding Principal Balance of the Notes on such Calculation Date, and (b) a fraction, the numerator of which is the most recent Annual Appraised Value for such Engine and the denominator of which is the most recent Aggregate Annual Appraised Value.

“Allowed Restructuring” has the meaning given to such term in Section 5.02(f)(i).

“Annual Appraised Value” means, with respect to each Engine, the average of the Maintenance Adjusted Base Value of such Engine as set forth in three appraisals provided by the Appraisers obtained within thirty days before or after the end of each calendar year.

“Annual Budget” means an operating budget and an Engine expenses budget that has been adopted by the Issuer for the period beginning on the Initial Closing Date and ending December 31, 2012 and for each calendar year thereafter through December 31, 2014, and that will be adopted for each succeeding calendar year.

“Annual Report” has the meaning given to such term in Section 2.14(a).

“Applicable Aviation Authority” means the FAA, the JAA/EASA and/or any other governmental authority which, from time to time, has control or responsibility for supervision of civil aviation or has jurisdiction over the airworthiness, operation and/or maintenance of an Engine or an Aircraft Engine that is not an Engine.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of governmental or regulatory authorities applicable to such Person, including, without limitation, the regulations of each Applicable Aviation Authority applicable to such Person or the Engine owned or operated by it or as to which it has a contractual responsibility.

“Applicable Procedures” means, with respect to any transfer or exchange of Beneficial Interests, the rules and procedures of the Depositary, Euroclear or Clearstream and any of their Participants and Indirect Participants that apply to such transfer or exchange.

“Applicable Rate of Interest” means, with respect to the Notes, as of any date of determination thereof, the interest rate set forth in or determined in accordance with the terms of the Notes.

“Applicable Regulations” has the meaning given to such term in Section 12.13.

“Appraisers” means, initially, Avitas, Inc., BK Associates, Inc. and IBA Group Limited and any independent appraiser that is approved by a Special Majority of the Controlling Trustees and that is a member of the International Society of Transport Aircraft Trading (“ISTAT”) or, if ISTAT ceases to exist, any similar professional aircraft appraiser organization in which at least one of the such Appraisers is a member.

“Approved Manufacturer” means each of CFM International, General Electric Corporation, Pratt & Whitney, Rolls Royce, International Aero Engines and each other Person that is approved by a Special Majority of the Controlling Trustees.

“Authorized Agent” means, with respect to the Notes, the authorized Paying Agent or Registrar for the Notes.

“Available Amount” means, subject to the proviso contained in Section 3.14(g), at any date of determination, (a) the Maximum Facility Commitment at such time less (b) the aggregate amount of each Facility Drawing under the Initial Liquidity Facility outstanding at such time; provided that following a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing, the Available Amount shall be zero.

“Available Collections” means, as of the close of business on any Calculation Date, amounts on deposit in the Collections Account for a Payment Date, taking into account certain transfers between the Collections Account and certain other Accounts during the period between such Calculation Date and such Payment Date.  The Available Collections with respect to any payment to be made therefrom shall be determined after giving effect to all payments, if any, having priority to such payment under Section 3.09.

“Available Scheduled Principal Amount” has the meaning given to such term in Section 3.07(h).

“Average Base Value” means (a) in the case of each Initial Engine (other than a Substitute Engine and other than the Exchange Engine), the average of the Maintenance Adjusted Base Values in respect of such Engine rendered by each of the initial Appraisers dated June 2012, (b) in case of the Exchange Engine the average of the Maintenance Adjusted Base Values in respect of such Engine rendered by each of the initial Appraisers dated March and April 2012, (c) in the case of the Replaced Engine, the average of the Maintenance Adjusted Base Values in respect of such Engine rendered by each of the initial Appraisers dated June 2012, (d) in the case of any Substitute Engine, the average of the Maintenance Adjusted Base Values in respect of such Substitute Engine rendered by the initial Appraisers as of the Initial Closing Date, and (e) in the case of any Replacement Engine, the average of the Maintenance Adjusted Base Values in respect of such Engine rendered by three of the Appraisers as of a date not more than six months prior to the date of the acquisition of such Engine.

“Average Life Date” means, with respect to any Optional Redemption on any Redemption Date, the date which follows such Redemption Date by a period equal to the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the Scheduled Principal Payment Amounts for each remaining Payment Date from such Redemption Date to the Redemption Payment Date (assuming all Scheduled Principal Payment Amounts are paid in full and the remaining principal amount of the Initial Notes is paid in full on the Redemption Payment Date), by (ii) the number of days from and including such Redemption Date to but excluding each such Payment Date during such period, by (b) the Outstanding Principal Balance of the Initial Notes as of such Redemption Date.

“Balance” means, with respect to any Account as of any date, the sum of the cash deposits in such account and the value of any Permitted Account Investments held in such Account as of such date, as determined in accordance with Section 1.02(m) hereof.

“Basic Terms Modification” has the meaning given to such term in Section 9.01.

“Beneficial Interest” means a beneficial interest in a Global Note held in book-entry form by the Depositary.

“Beneficial Interest Certificate” has the meaning set forth in the Trust Agreement.

“Business Day” means any date except a Saturday, Sunday or other day on which commercial banks in New York, New York and San Francisco, California are authorized by law to close.

“Calculation Date” means, with respect to each Payment Date, the last day of the calendar month immediately preceding the month in which such Payment Date occurs, provided that if any Calculation Date would otherwise fall on a day that is not a Business Day, such Calculation Date will be the first preceding day that is a Business Day.

“Cape Town Convention” means the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, signed in Cape Town, South Africa on November 16, 2001, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto, all as in effect under the laws of the United States of America, as a contracting state.

“Cash Collateral Account” means each other Eligible Credit Facility established as an Account pursuant to Section 3.01(p).

“Cash Payment Amount” means, with respect to each Initial Engine an amount equal to the product of (a) the Net Cash Proceeds of the Notes on the Initial Closing Date, and (b) a fraction, the numerator of which is the Initial Appraised Value for such Initial Engine or, in the case of an Initial Engine that is a Substitute Engine, for the Remaining Initial Engine replaced by such Substitute Engine or, in the case of the Exchange Engine, for the Replaced Engine, and the denominator of which is the Aggregate Initial Appraised Value.

“Certificate of Trust” means that certain Certificate of Trust, dated July 9, 2012, by the Owner Trustee.

“Certified Holder” has the meaning given to such term in Section 2.14(a).

“Class 2012-A Notes” means the Notes issued on the Initial Closing Date that are designated “Class 2012-A Term Notes” with an initial Outstanding Principal Balance not to exceed $390,000,000 and all Notes, if any, issued in replacement or substitution therefor.

“Clearstream” means Clearstream Banking, société anonyme, Luxembourg.

“Closing Date” means in the case of (a) the Initial Notes and the Initial Engines, the Initial Closing Date and (b) any Refinancing Notes, the relevant date of issuance of such Securities.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning given to such term in the Security Trust Agreement.

“Collections” means without duplication (a) Rental Payments, Usage Fees and all other amounts received by any Issuer Group Member pursuant to any Lease or Related Collateral Document, (b) amounts transferred from any Cash Collateral Account to the Collections Account pursuant to Section 3.01(p), (c) amounts received in respect of claims for damages or in respect of any breach of contract for nonpayment of any of the foregoing, (d) amounts received by an Issuer Group Member in connection with any Engine Disposition or otherwise received under any Engine Agreement, including Net Sale Proceeds (except to the extent that the Issuer has elected to transfer any portion thereof to the Engine Replacement Account or a Qualified Escrow Account), Agreed Value Payments, proceeds of PRI, Requisition Compensation and all Partial Loss Proceeds, less, in each case, any expenses payable by such Issuer Group Member to any Person that is not an Issuer Group Member in connection therewith, (e) amounts received by any Issuer Group Member from insurance with respect to any Engine, (f) any amounts transferred from a Lessee Funded Account, from the Security Deposit Account or from the Engine Replacement Account and/or a Qualified Escrow Account into the Collections Account in accordance with Section 3.08, (g) any Hedge Payments, (h) the proceeds of any Investments of the funds in the Accounts (except (i) to the extent that any such proceeds are required to be paid over to any Lessee under a Lease or (ii) the proceeds of any Investments of the funds in the Liquidity Facility Reserve Account), (i) any amounts transferred from the Engine Purchase Account into the Collections Account in accordance with Section 3.04 or 3.05 hereof, (j) any amounts received by an Issuer Group Member under an Acquisition Agreement and (k) any other amounts received by any Issuer Group Member (including any amounts received from any other Issuer Group Member, whether by way of distribution, dividend, repayment of a loan or otherwise, and any proceeds received in connection with any Allowed Restructuring); provided that Collections shall not include (i) Segregated Funds transferred to a Lessee Funded Account, (ii) security deposits under any Lease that are not Segregated Funds transferred to the Security Deposit Account, (iii) amounts deposited in the Defeasance/Redemption Account or the Refinancing Account in connection with a Redemption (except any amounts that are amounts under clauses (a) through (k) above), (iv) amounts received in connection with a Refinancing, (v) except as provided above with respect to any amounts transferred therefrom to the Collections Account, amounts in any Cash Collateral Account and the Engine Purchase Account, (vi) amounts not payable to an Issuer Group Member or amounts otherwise not to be included as Collections pursuant to any Related Document and (vii) payments under the Initial Liquidity Facility, in each case subject to the restrictions set forth in this Indenture.

“Collections Account” has the meaning given to such term in Section 3.01(a).

“Commission” means the U.S. Securities and Exchange Commission.

“Concentration Limits” means the limits set forth in Exhibit B hereto, as such limits may be adjusted from time to time as provided in Section 5.02(t).

“Concentration Variance Limits” has the meaning given to such term in Section 5.02(t).

“Concentration Violation” means a breach of the covenant set forth in Section 5.02(t) hereof (with or without regard to the Concentration Variance Limits as specified in this Indenture) if effect were given to any sale, transfer, lease or other disposition or any purchase or other acquisition pursuant to an Engine Agreement regardless of whether such sale, transfer, lease or other disposition or purchase or other acquisition is scheduled or expected to occur after the date on which such Engine Agreement becomes binding on the Issuer or any Issuer Subsidiary.

“Consent Fee” means any fee paid to the Holders of the Notes in connection with their review and/or approval of proposed amendments of the Indenture or any other matter requiring their consent, whether by a Required Majority or by all Holders, as such fee may be approved in accordance with Section 5.02(d), provided that the aggregate amount of such fee paid in connection with any such review and/or approval shall not exceed an amount equal to the product of (a) the Outstanding Principal Balance of the Notes as of the date such fee is to be paid and (b) 0.001.

“Controlling Party” means, at any time of determination, the Required Majority; provided that in the case of the Initial Liquidity Facility Provider, at any time from and including the date that is no earlier than 30 months from the earlier to occur of (a) the date on which the entire amount available under the Liquidity Facility shall have been drawn (except as a result of (i) a Downgrade Drawing or (ii) a Non-Extension Drawing, in each case not applied to pay any Required Expenses Shortfalls or Liquidity Facility Interest Shortfalls) and remain unreimbursed and (b) the date on which the Notes shall have been Accelerated, the Initial Liquidity Facility Provider shall have the right to elect, by at least 15 Business Days’ prior Written Notice to the Trustee, to become the Controlling Party (in place of a Required Majority) thereafter but only for so long as any Credit Facility Obligations due to the Initial Liquidity Facility Provider remain unpaid.  At any time after such 30-month period, if the Initial Liquidity Facility Provider does not elect to be the Controlling Party or if no Credit Facility Obligations remain outstanding, then a Required Majority shall continue to be the Controlling Party.

“Controlling Trustee” means each of the four trustees of the Issuer designated as such in accordance with the terms of the Trust Agreement.

“Core Lease Provisions” means the requirements for Leases set forth in Exhibit G.

“Corporate Obligations” has the meaning given to such term in Section 11.02(a).

“Corporate Trust Office” means, with respect to the Trustee for the Notes, the office of such Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is 60 Wall Street, MS NYC 60-2720, New York, New York 10005, Attention: Trust & Agency Services — Alternative & Structured Finance Services, or at such other address as the Trustee may designate from time to time.

“Costs” means liabilities, obligations, damages, judgments, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel and costs of investigation).

“Covenant Defeasance” has the meaning given to such term in Section 11.01(b).

“Credit Facility Advance Obligations” means all Credit Facility Obligations other than (a) Credit Facility Expenses and (b) Special Indemnity Payments.

“Credit Facility Expenses” means all Credit Facility Obligations other than (a) the principal amounts under, or the principal amount of any drawings under, any Eligible Credit Facility, (b) interest accrued on Credit Facility Obligations and (c) Special Indemnity Payments.

“Credit Facility Obligations” means all principal, interest, fees, expenses, indemnities, costs and other amounts owing to or incurred by the providers of Eligible Credit Facilities.

“Default” means a condition, event or act that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Default Notice” means a notice given pursuant to Section 4.02, declaring all outstanding principal of and accrued and unpaid interest on the Notes to be immediately due and payable.

“Defeasance/Redemption Account” has the meaning given to such term in Section 3.01(a).

“Definitive Notes” has the meaning given to such term in Section 2.07(a).

“Delivery Date” means, with respect to each Initial Engine other than the Remaining Initial Engines, the Initial Closing Date and, with respect to any Remaining Initial Engine or Replacement Engine, the date on which the Issuer acquires direct or indirect ownership of such Remaining Initial Engine or Replacement Engine or an Engine Trust owning such Remaining Initial Engine or Replacement Engine.

“Delivery Expiry Date” means, with respect to the Remaining Initial Engines, the one hundred eightieth (180th) day after the Closing Date.

“Depositary” means DTC, in its capacity as depositary, including its successors in interest and permitted assigns.

“Depreciation Factor” means, with respect to each Engine or any Engine Modification made to such Engine, as applicable, the result of the following formula: 1-(n/12 × d), where:

n	=

period of time, expressed in months, after (a) the Initial Closing Date in the case of the Initial Engines, (b) the applicable Acquisition Date in the case of any Replacement Engine, and (c) the date of completion of any Engine Modification in the case of any Engine Modification made to any Engine; and

d	=	***, i.e., ***.

“Direction” has the meaning given to such term in Section 1.04(c).

“Discretionary Engine Modification” means a modification or improvement of an Engine made after the Acquisition Date for such Engine, the cost of which is capitalized in accordance with GAAP and which is not a Mandatory Engine Modification.

“Disposition Fee” means, for any Engine Disposition (other than an Engine Disposition referred to in clauses (ii) or (iii) of Section 5.02(p) or in clause (iv) of Section 5.02(p) if (x) the purchaser in such Engine Disposition is an Affiliate of the Servicer or (y) the payment of a Disposition Fee in connection with such Engine Disposition referred to in clause (iv) of Section 5.02(p) would result in there being insufficient amounts available to pay the Outstanding Principal Balance of the Notes in full), an amount equal to the product of (i) *** and (ii) the Net Sale Proceeds in respect of such Engine Disposition (such Net Sale Proceeds to be calculated without deducting the amount of the Disposition Fee).

“Dollars” or “$” means the lawful currency of the United States of America.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

“Downgrade Date” means, with respect to a Rating Agency, the date on which the Initial Liquidity Facility Provider no longer has the minimum long-term issuer rating specified for such Rating Agency in the definition of “Threshold Rating”.

“Downgrade Drawing” has the meaning given to such term in Section 3.14(c).

“Downgrade Event” has the meaning given to such term in the Initial Liquidity Facility.

“Downgraded Facility” has the meaning given to such term in the Initial Liquidity Facility.

“DTC” means The Depository Trust Company, its nominee and its respective successors, as the registered holder of the Global Notes.

“Early Amortization Event” means, as of any Payment Date, the existence of any one or more of the following events or conditions, unless the occurrence of such event or condition is waived by the Controlling Party:

(a)                                  A Servicer Termination Event has occurred, and a replacement Servicer has not assumed the duties of the Servicer within thirty (30) days after the occurrence of such Servicer Termination Event; provided that such Early Amortization Event shall terminate on the date on which a replacement Servicer shall have assumed the duties of the Servicer; or

(b)                                 The Issuer shall be subject to an entity level tax on its income or net capital or to registration as an “investment company” under the Investment Company Act of 1940, as amended; provided that such Early Amortization Event shall terminate on the date on which the Issuer is no longer subject to such tax or is not subject to such registration, as applicable, as certified by the Controlling Trustees to the Trustee and the Administrative Agent in writing.

“EASA” means the European Aviation Safety Agency.

“Eligibility Requirements” has the meaning given to such term in Section 2.03(b).

“Eligible Account” means (a) a segregated non-interest bearing trust account maintained on the books and records of an Eligible Institution in the name of the Security Trustee on behalf of the Secured Parties as a Securities Account under, and as defined in, the Security Trust Agreement; provided that no Cash Collateral Account may be maintained with a liquidity provider at any time at which the Issuer holds any participation in the liquidity facility unless Rating Agency Confirmation shall have been received prior to such time to the effect that such maintenance of the Cash Collateral Account with the liquidity provider will not result in a withdrawal or downgrading of the ratings of the Notes, and (b) an account maintained on the books and records of an Eligible Institution (so long as such Eligible Institution has a long-term unsecured debt rating of at least A by Standard & Poor’s and A by Fitch) in the name of an Issuer Group Member as a Rental Account in compliance with the terms of the Security Trust Agreement.

“Eligible Credit Facility” means (a) the Initial Liquidity Facility provided by the Initial Liquidity Facility Provider, (b) any credit agreement, letter of credit, guarantee, financial guarantee insurance policy, credit or liquidity enhancement facility, term loan facility or other credit facility provided by, or supported by, an Eligible Provider in favor of any Issuer Group Member and subjected to the lien of the Security Trust Agreement and designated by the Controlling Trustees as an Eligible Credit Facility and (c) any Eligible Account established for the purpose of providing like credit or liquidity support and designated by the Controlling Trustees as an Eligible Credit Facility.

“Eligible Institution” means (a) Deutsche Bank Trust Company Americas in its capacity as the Operating Bank and as Trustee in respect of any Eligible Account, so long as it (i) has either (A) a long-term unsecured debt rating of BBB+ or better by Standard & Poor’s and Fitch, or (B) a short-term unsecured debt rating of A-1 by Standard & Poor’s and F1 by Fitch and (ii) can act as a securities intermediary under the New York Uniform Commercial Code; (b) any bank not organized under the laws of the United States of America so long as it has either (i) a long-term unsecured debt rating of A or better by Standard & Poor’s and, in the case of Fitch, A or better or (ii) a short-term unsecured debt rating of A-1 or better by Standard & Poor’s and F1 or better by Fitch or (c) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws) appointed as the Operating Bank in respect of any Eligible Account, so long as it (i) has either (A) a long-term unsecured debt rating of A or better by Standard & Poor’s and Fitch or (B) a short-term unsecured debt rating of A-l or better by Standard & Poor’s and F1 or better by Fitch, and (ii) can act as a securities intermediary under the New York Uniform Commercial Code, including a Person providing an Eligible Credit Facility so long as such Person shall otherwise so qualify and shall have waived all rights of set-off and counterclaim with respect to the account to be maintained as an Eligible Account.

“Eligible Provider” means a Person (other than any Issuer Group Member or any Affiliate thereof) whose short-term or long-term (as the case may be) unsecured debt rating or short-term or long-term (as the case may be) unsecured issuer credit rating, as the case may be, issued by each of the Rating Agencies or the financial strength rating, as the case may be, are equal to or higher than the Threshold Rating, or whose obligations under the Initial Liquidity Facility or any other Eligible Credit Facility are guaranteed by an Affiliate whose short-term or long-term (as the case may be) unsecured debt rating or short-term or long-term (as the case may be) unsecured issuer credit rating, as the case may be, issued by each of the Rating Agencies or the financial strength rating, as the case may be, are equal to or higher than the Threshold Rating, or is otherwise designated as an Eligible Provider by the Controlling Trustees subject to receipt of a Rating Agency Confirmation.

“Encumbrance” means any mortgage, pledge, lien, encumbrance, charge or security interest, including, without limitation, any conditional sale, any sale without recourse against the sellers, or any agreement to give any security interest over or with respect to any Issuer Group Member’s assets (excluding Lessee Funds that are Segregated Funds), including, without limitation, all Stock and any Indebtedness of any Issuer Subsidiary held by the Issuer or any other Issuer Group Member.

“Engine Agreement” means any lease, sublease, conditional sale agreement, finance lease, hire purchase agreement or other agreement (other than an agreement relating to maintenance, modification or repairs) between an Issuer Group Member and any Person (other than an Issuer Group Member) or any Purchase Option granted to a Person (other than an Issuer Group Member) to purchase an Engine, in each case pursuant to which such Person acquires or is entitled to acquire legal title to, or the economic benefits of ownership of, such Engine.

“Engine Assets Related Documents” means all Issuer Group Leases and related documents and other contracts and agreements including any side letters, assignments of warranties or option agreements of Issuer Group Members the terms of which affect the rights or obligations of any Issuer Group Member in respect of any of the Engines.

“Engine Disposition” means any sale, transfer or other disposition of any Engine (or the related Engine Interest), including by reason of such Engine suffering a Total Loss.

“Engine Disposition Adjustment Amount” means, with respect to any Engine that has been disposed of in an Engine Disposition, an amount equal to the product of (a) the Initial Appraised Value of such Engine, and (b) the Engine Disposition Adjustment Percentage for such Engine.

“Engine Disposition Adjustment Percentage” means, with respect to any Engine that has been disposed of in an Engine Disposition, a fraction expressed as a percentage, the numerator of which is the portion, if any, of the Net Sale Proceeds received by the Issuer and the Issuer Subsidiaries in connection with such Engine Disposition that have been transferred to the Engine Replacement Account (or any Qualified Escrow Account) in accordance with Section 3.01(j)(i) to be used to acquire Replacement Engines, reduced by any portion of such Net Sale Proceeds so transferred that are thereafter transferred from the Engine Replacement Account (or any Qualified Escrow Account) to the Collections Account pursuant to Section 3.01(j)(iii), and the denominator of which is the Net Sale Proceeds received by the Issuer and the Issuer Subsidiaries in connection with such Engine Disposition.

“Engine Disposition Limit” means, as of the date of any Engine Disposition, the sum of (x) the Aggregate Initial Appraised Values and (y) the aggregate cost of all Engine Modifications incurred prior to such date.

“Engine Eligibility Criteria” means, with respect to any Replacement Engine, an Aircraft Engine manufactured by an Approved Manufacturer.

“Engine Interest” means (a) the Stock in any Person, including, without limitation, a trust that owns an Engine or (b) the Person that holds, directly or indirectly, the interest referred to in clause (a) above.  The acquisition or disposition of all of the Engine Interest with respect to an Engine constitutes, respectively, the acquisition or disposition of that Engine.

“Engine Modification” means a Discretionary Engine Modification or a Mandatory Engine Modification, individually or collectively as the context may require.

“Engine Mortgage” means each mortgage executed and delivered by the Issuer or an Issuer Subsidiary substantially in the form attached to the Security Trust Agreement, pursuant to which the Issuer or such Issuer Subsidiary shall grant a security interest to the Security Trustee in each Engine owned by it and related assets and in all Leases of such Engine.

“Engine Purchase Account” has the meaning given to such term in Section 3.01(a) hereof.

“Engine Replacement Account” has the meaning given to such term in Section 3.01(a) hereof.

“Engines” means the Initial Engines (or related Engine Interests) and any Replacement Engines (or related Engine Interests).

“Engine Subsidiaries” means, as of the Initial Closing Date, those Persons or other entities set forth on Schedule 3 to this Indenture as Engine Subsidiaries and their successors, together with any other Issuer Subsidiary (other than any Engine Trust) holding title to Engines or holding Engine Interests.

“Engine Transfer Agreements” means the Facility Engine Transfer Agreement and the WEST Engine Transfer Agreement, individually or collectively as the context may require.

“Engine Trust Agreement” means, as of the Initial Closing Date, each owner trust agreement with an Engine Trustee in effect on the Initial Closing Date, as set forth on Schedule 4 hereto, together with any other trust agreement with an Engine Trustee under which an owner trust or statutory trust estate is created with respect to an Engine and an Engine Subsidiary holds the Engine Interest, whether or not such Engine Subsidiary was the original grantor of such owner trust estate or holder of such Engine Interest.

“Engine Trustee” means, as of the Initial Closing Date, U.S. Bank National Association, and its successors as owner trustee or statutory trustee under the Engine Trust Agreements set forth on Schedule 4 hereto, together with each other financial institution that acts as an owner trustee or statutory trustee under any other Engine Trust Agreement.

“Engine Trusts” means the owner trust or statutory trust estates created pursuant to the Engine Trust Agreements.

“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

“Event of Default” has the meaning given to such term in Section 4.01.

“Excess Engine Replacement Amount” has the meaning given to such term in Section 3.01(j)(iii).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Engine” means the Pratt & Whitney Aircraft Engine Model CF6-80C2-B6, serial number 695684.

“Expected Final Payment Date” means with respect to (a) the Class 2012-A Notes, September 15, 2022 and (b) any Refinancing Notes, the Expected Final Payment Date, if any, established by or pursuant to a Trustee Resolution or in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes.

“Expense Account” has the meaning given to such term in Section 3.01(a).

“Expenses” means, collectively, any fees, costs or expenses Incurred or other amounts payable by an Issuer Group Member in the course of the business activities permitted under Section 5.02(f), including, without limitation, (i) (x) Trustee Fees and any fees payable to the Controlling Trustees, the Security Trustee, any Authorized Agent and any other Service Provider, (y) expenses and indemnification amounts (including, without limitation, any and all claims, expenses, obligations, liabilities, losses, damages and penalties) of, or owing to, the Trustee, the Controlling Trustees, any officer of any Issuer Group Member, the Security Trustee, the any Authorized Agent, the Sellers and any other Service Provider provided, that such indemnification amounts shall not exceed $13,000,000 in the aggregate; provided, further, that the foregoing limitation shall not apply following the occurrence and during the continuance of an Event of Default, the delivery of a Default Notice or during the continuance of an Acceleration Default, (ii) any premiums on the liability insurance required to be maintained for the benefit of the Controlling Trustees, (iii) all Taxes payable by the Issuer Group Members by reason of the business activities permitted under Section 5.02(f) and the other activities described in and permitted under the Related Documents, (iv) any Credit Facility Expenses, (v) Maintenance and Modification Expenses, (vi) any amounts payable to Lessees in accordance with the Leases (to the extent not otherwise provided for by Segregated Funds in a Lessee Funded Account), including without limitation, payments relating to maintenance reserves, security deposits, guaranties of obligations of any Issuer Group Member (without any duplication of any funds on deposit in any Lessee Funded Account) and (vii) any up-front payments payable by the Issuer in connection with any future hedge arrangements permitted under Section 5.02(f)(iv); provided, however, that, except as expressly provided herein, Expenses shall not include (i) any amount payable on the Securities or under any Hedge Agreement, any Special Indemnity Payment or any Credit Facility Advance Obligations or (ii) to the extent there would otherwise be a deduction for an Expense of an amount already deducted in the determination of “Collections”, any expense referred to in clause (d) of the definition of “Collections”.

“FAA” means the United States Federal Aviation Authority or any governmental authority succeeding to the functions thereof.

“Facility Acquisition” means Facility Engine Acquisition LLC, a Delaware limited liability company.

“Facility Drawing” has the meaning given to such term in Section 3.14(a).

“Facility Engine Transfer Agreement” means the Engine Transfer Agreement, dated as of June 13, 2012, among Willis, Facility Acquisition, the Willis Engine Trusts and the Facility Engine Trusts.

“Facility Engines” means the Engines identified as “Facility Engines” in Schedule 1A and Schedule 2A to the Acquisition Transfer Agreement.

“Facility Engine Trusts” means the Engine Trusts in which Facility Acquisition holds the beneficial interest.

“FATCA” means sections 1471 to 1474 (inclusive) of the Code, as of the date of this Indenture (or any amended or successor versions thereof that are substantially similar), and any current or future regulations or authoritative guidance promulgated thereunder.

“Final Drawing” has the meaning given to such term in Section 3.14(i).

“Final Maturity Date” means with respect to (a) the Initial Notes, September 15, 2037 and (b) any Refinancing Notes, the date specified in the form of such Notes.

“Fitch” means Fitch, Inc.

“Fixed Rate Notes” means the Class 2012-A Notes and any Refinancing Notes issued with a fixed rate of interest.

“Floating Rate Notes” means any Refinancing Notes issued with a floating or variable rate of interest.

“Future Lease” means, with respect to each Engine, any engine lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement as may be in effect at any time after the Acquisition Date with respect to such Engine between an Issuer Group Member (as lessor) and a Person not an Issuer Group Member (as lessee), in each case other than any Initial Lease or Additional Lease; provided that if, under any sub-leasing arrangement with respect to an Engine, the lessor thereof agrees to receive payments or collateral directly from, or is to make payments directly to, the sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Future Lease”, and the sub-lessee shall constitute the related “Lessee” with respect to such Engine, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.

“GAAP” means generally accepted accounting principles in the United States of America.

“Global Notes” means any Rule 144A Global Notes and Regulation S Global Notes.

“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.  The term “Guarantee” when used as a verb has a corresponding meaning.

“Hedge Agreement” means any or currency swap, cap, floor, Swaption, or other currency hedging agreement between the Issuer and any Hedge Provider entered into in accordance with Section 5.02(f)(iv).

“Hedge Payment” means a net payment to be made by a Hedge Provider into the Collections Account under a Hedge Agreement and includes any such payment made by a guarantor under any related guarantee or any termination payment received from any counterparty to a Hedge Agreement.

“Hedge Provider” means the counterparty to the Issuer under any Hedge Agreement.

“Holder” or “Noteholder” means (a) in the case of any global note, the beneficial owner of the securities entitlement thereof and (b) in the case of any definitive note, the Person in whose name such Note is registered from time to time.

“Incur” has the meaning given to such term in Section 5.02(c).

“Indebtedness” means, with respect to any Person at any date of determination (without duplication), (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (d) all the obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of purchasing such property or service or taking delivery and title thereto or the completion of such services, and payment deferrals arranged primarily as a method of raising finance or financing the acquisition of such property or service, (e) all obligations of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, (f) all Indebtedness of other Persons secured by a lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, and (g) all Indebtedness of other Persons Guaranteed by such Person.

“Indenture” has the meaning given to such term in the preamble hereof.

“Independent Controlling Trustee” means the Controlling Trustee designated as such in the Trust Agreement.

“Indirect Participant” means a Person who holds an interest through a Participant.

“Initial Appraised Value” means, with respect to each Engine, the Average Base Value of such Engine.

“Initial Closing Date” means September 17, 2012.

“Initial Engine” means each of the Aircraft Engines identified in Schedules 1A, 1B, 2A and 2B to the Acquisition Transfer Agreement (including any related Parts) and any Substitute Engines that are substituted for Remaining Initial Engines, excluding (a) any such Aircraft Engine (or related Engine Interest) sold or disposed of (directly or indirectly) by way of a completed Engine Disposition and (b) any Remaining Initial Engine for which a Substitute Engine is acquired pursuant to the Acquisition Transfer Agreement.

“Initial Expenses” means Expenses related to the issuance of the Initial Notes and the acquisition of the Initial Engines on the Initial Closing Date, except that the foregoing shall not include any Expenses related to the acquisition of any Remaining Initial Engines incurred after the Initial Closing Date.

“Initial Lease” means, with respect to each Initial Engine, each engine lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with respect to such Initial Engine in existence at the date of this Indenture and specified in Schedules 1A and 2A to the Acquisition Transfer Agreement or with respect to any Substitute Engine described therein, as such agreement may be amended, modified, extended, supplemented, assigned or novated from time to time, provided that if, under any sub-leasing arrangement with respect to an Initial Engine, the lessor thereof agrees to receive payments or collateral directly from, or is to make payments directly to, the sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Initial Lease”, and the sub-lessee shall constitute the related “Lessee” with respect to such Initial Engine, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.

“Initial Liquidity Facility” means the Revolving Credit Agreement dated as of the Initial Closing Date among the Initial Liquidity Facility Provider, the Issuer and the Administrative Agent, as amended from time to time in accordance with its terms and as replaced and so designated pursuant to Section 3.14(e)(iii), provided that if the Initial Liquidity Facility is replaced by any Replacement Liquidity Facility, the term “Initial Liquidity Facility” shall be deemed to refer to such Replacement Liquidity Facility and any subsequent Replacement Liquidity Facility that replaces any prior Replacement Liquidity Facility.

“Initial Liquidity Facility Provider” means Crédit Agricole Corporate and Investment Bank, a limited liability company incorporated as a société anonyme under French law, and its successors and permitted assigns, or any provider of an Eligible Credit Facility so designated by a Trustee Resolution; provided that if the Initial Liquidity Facility Provider is replaced by any Replacement Liquidity Facility Provider, the term “Initial Liquidity Facility Provider” shall be deemed to refer to such Replacement Liquidity Facility Provider and any subsequent Replacement Liquidity Facility Provider that replaces any prior Replacement Liquidity Facility Provider.

“Initial Liquidity Payment Account” has the meaning given to such term in Section 3.01(a).

“Initial Notes” means the Class 2012-A Notes issued on the Initial Closing Date.

“Initial Purchasers” means Credit Agricole Securities (USA) Inc. and Goldman, Sachs & Co.

“Insolvency Proceeding” means any proceeding of the type referred to in Section 4.01(e) or (f) in respect of the Issuer.

“Intercompany Loan” has the meaning given to such term in Section 5.02(c).

“Interest Accrual Period” means each of the following periods:  the period commencing on (and including) the relevant Closing Date and ending on (but excluding) the first Payment Date thereafter and each successive period beginning on (and including) a Payment Date and ending on (but excluding) the next succeeding Payment Date; provided that the final Interest Accrual Period with respect to the Notes shall end on but exclude the date the Notes is repaid in full.  Account balances with respect to each Interest Accrual Period shall be determined by reference to the balances of funds on deposit in the Accounts as of the close of business on the Calculation Date immediately preceding the Payment Date at the end of such Interest Accrual Period.

“Interest Amount” means, with respect to the Notes, on any Payment Date, (a) the amount of interest (other than Step-Up Interest) accrued and unpaid to such Payment Date at the Applicable Rate of Interest with respect to the Notes for the Interest Accrual Period ending on such Payment Date, determined in accordance with the terms of the Notes, plus (b) interest at the rate specified in clause (a) above on any Interest Amount due but not paid on any prior Payment Date.

“International Interest” has the meaning set forth in the Cape Town Convention.

“International Registry” has the meaning set forth in the Cape Town Convention.

“Investment” has the meaning given to such term in Section 5.02(d).

“Investment Earnings” means investment earnings on funds on deposit in any Account net of losses and investment expenses of the Operating Bank in making such investments.

“Issuer” has the meaning set forth in the preamble hereof.

“Issuer Beneficial Interest” means, with respect to the Issuer, a beneficial interest in the Issuer consisting of a specified percentage interest in the residual value of the Issuer, the right to the allocations and distributions in respect of such beneficial interest and all other rights of a holder of a beneficial interest in the Issuer as a statutory trust.

“Issuer Group” means the Issuer and each Issuer Subsidiary.

“Issuer Group Member” means the Issuer or an Issuer Subsidiary.

“Issuer Subsidiaries” means, as of the Initial Closing Date, those Persons or other entities set forth on Schedule 2 to this Indenture and the Engine Trusts set forth on Schedule 4, together with any other direct or indirect Subsidiary (including any Engine Trust) of the Issuer.

“Joint Airworthiness Authorities” or “JAA” means the Join Airworthiness Authorities of the European Union.

“Junior Claim” means (a) with respect to Expenses, all other Obligations and (b) with respect to any other Obligations, all Obligations, in each case, as to which the payment of such other Obligations constitute a Prior Ranking Amount.

“Junior Claimant” means the holder of a Junior Claim.

“Junior Representative” means, as applicable, the trustee with respect to any Junior Claim consisting of the Notes and any other Person acting as the representative of one or more Junior Claimants.

“Leases” means the Initial Leases, the Future Leases and the Additional Leases.

“Legal Defeasance” has the meaning given to such term in Section 11.01(b).

“Lessee” means each Person who is the lessee of an Engine from time to time leased from an Issuer Group Member pursuant to a Lease.

“Lessee Funded Account” has the meaning given to such term in Section 3.01(a).

“Lessee Funds” means, either or both as the context may require, of (a) any security deposits provided by a Lessee under a Lease and (b) any Usage Fees that a Lessee is obligated to pay under a Lease and that are Segregated Funds.

“Lessee Reimbursement” means any amounts that a Lessor is obligated to pay to or for the benefit of a Lessee pursuant to the terms of the applicable Lease, including, without limitation, reimbursement for maintenance performed by such Lessee or maintenance contributions measured by reference to Usage Fees, costs of compliance with airworthiness directives and payments with respect to the maintenance condition of an Engine upon the expiration of the applicable Lease.

“Lessor” means, with respect to any Lease, the Issuer Group Member that is the lessor or vendor under such Lease.

“LIBOR” means the London interbank offered rate for one month U.S. dollar deposits, determined pursuant to Section 3.07(i), or such other interest rate so denominated, with respect to any Refinancing Notes, in an indenture supplemental hereto for any such Notes or in the form thereof.

“Liquidity Facility Event of Default” has the meaning assigned to such term in the Initial Liquidity Facility.

“Liquidity Facility Interest Shortfall” has the meaning given to such term in Section 3.07(g).

“Liquidity Facility Reserve Account” has the meaning given to such term in Section 3.01(a).

“Maintenance Adjusted Base Value” means the value of an Engine in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and with full consideration of the Engine’s “highest and best use”, presuming an arm’s-length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing, adjusted to account for the maintenance status of such Engine (with such assumptions as to use since the last reported status as may be reasonably stated in the appraisal setting forth such Maintenance Adjusted Base Value).

“Maintenance and Modification Expenses” means (a) the cost of performing any maintenance or repair of an Engine and of performing a Mandatory Engine Modification (but excluding the cost of performing Discretionary Engine Modifications) and (b) the cost of Lessee Reimbursements.

“Maintenance Required Amount” means, as of any Payment Date, the greater of (a) $9,000,000 and (b) the aggregate amount of the Maintenance and Modification Expenses that the Servicer has determined are due and payable on such Payment Date or reasonably expected by the Servicer to become due and payable before the next succeeding Payment Date and amounts, the accrual of which would be prudent in light of the size and timing of the anticipated Maintenance and Modification Expenses after such succeeding Payment Date and before the sixth succeeding Payment Date.  As provided in the Servicing Agreement, the Servicer shall adjust the Maintenance Required Amount for each successive Payment Date, taking into account additional information as to actual and projected Maintenance and Modification Expenses and Usage Fees and may re-allocate the accrual of projected Maintenance and Modification Expenses among such Payment Date and the five succeeding Payment Dates.

“Mandatory Engine Modification” means a modification or improvement of an Engine made after the Acquisition Date for such Engine, the cost of which is capitalized in accordance with GAAP, required pursuant to the terms of the related Lease or the terms of Applicable Law or which, in the reasonable determination of the Servicer, is commercially necessary in order to place such Engine in the minimum condition required to lease or re-lease such Engine.

“Material Adverse Change” means a material adverse change in (a) the condition (financial or otherwise), operations, performance, business, properties, liabilities (actual or contingent) or prospects of the Issuer and the Issuer Subsidiaries, taken as a whole, (b) the rights and remedies of the Security Trustee or the Secured Parties under the Related Documents, (c) the ability of the Issuer to repay the Secured Obligations, (d) the ability of the Issuer or any Issuer Subsidiary to perform their respective obligations under the Related Documents, (e) the legality, validity or enforceability of any Related Document, or (f) the Encumbrances granted to the Security Trustee for the benefit of the Secured Parties pursuant to the Security Documents.

“Maximum Facility Commitment” has the meaning assigned to such term in the Initial Liquidity Facility.

“Maximum Retained Engine Replacement Balance” means ***, adjusted annually on the anniversary of the Initial Closing Date for inflation based on the Bureau of Labor Statistics Producer Price Index for Aircraft Engine and Engine Parts Manufacturing.

“Merger Transaction” has the meaning given to such term in Section 5.02(g) hereof.

“Modification Payment” has the meaning given to such term in Section 5.02(q).

“Monthly Report” has the meaning given to such term in Section 2.14(a).

“Net Cash Proceeds” means an amount equal to the gross proceeds of the sale of the Initial Notes reduced by (a) the amount of the Initial Expenses and (b) the initial Required Expense Amount.

“Net Sale Proceeds” means, with respect to any Engine Disposition, the aggregate amount of cash (including proceeds of casualty insurance) received or to be received from time to time (whether as initial or deferred consideration) by or on behalf of the seller in connection with such transaction, including Purchase Option payments, after deducting therefrom (without duplication) (a) reasonable and customary brokerage commissions and other similar fees and commissions (including the Disposition Fee received by the Servicer under the Servicing Agreement), (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the cost of any modifications to the asset made in connection with its sale or other disposition, in each case to the extent, but only to the extent, that amounts described in clause (a) and so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of the seller and are properly attributable to such transaction or to the asset that is the subject thereof.

“Non-consolidation Opinion” has the meaning given to such term in Section 5.02(w)(i).

“Non-Extension Drawing” has the meaning given to such term in Section 3.14(d).

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

“Non-Significant Subsidiary” means an Issuer Subsidiary with respect to which an order or decree described in Section 4.01(e) has been entered or an event described in Section 4.01(f) has occurred if, as of the date of the entry of such order or decree or of such event, as the case may be, such Issuer Subsidiary, together with all of the Issuer Subsidiaries that have been and continue to be subject to such an order or decree or event, as the case may be, since the Initial Closing Date, own or lease Engines having an aggregate Adjusted Appraised Value of less than 10% of the then Aggregate Adjusted Appraised Value as of such applicable date of such order or decree or event.

“Note Account” has the meaning given to such term in Section 3.01(a).

“Note Purchase Agreement” means the Purchase Agreement dated as of September 6, 2012 among the Issuer, Willis, Credit Agricole Securities (USA) Inc. and Goldman, Sachs and Co., as the Initial Purchasers.

“Notes” means the Notes issued and outstanding at any time hereunder, consisting of the Initial Notes or Refinancing Notes, if any, and all Notes, if any, issued in replacement or substitution of an Initial Note or a Refinancing Note.

“Notices” has the meaning given to such term in Section 12.05.

“Obligations” means the Secured Obligations and the payments made to the Issuer or any other party pursuant to Section 3.09.

“Officer’s Certificate” means a certificate signed by, with respect to the Issuer, any Signatory Trustee and, with respect to any other Person, any authorized officer, director, trustee or equivalent representative of such Person.

“Off-Production Engine” means, as of any date of determination, an Engine that can be installed only on aircraft types that are no longer being manufactured by the manufacturers of such aircraft types as of such date.

“Old WEST Engine Trusts” means the Utah common law trusts, of which Wells Fargo Bank Northwest, National Association is the trustee and WEST Funding is the beneficial owner, that own WEST Engines that are, as of the opening of business in New York, New York on the Initial Closing Date, Remaining Initial Engines and that formerly owned and transferred to WEST Engine Trusts, prior to the Initial Closing Date, the WEST Engines that are not Remaining Initial Engines.

“Operating Bank” means the Person acting, at the time of determination, as the Operating Bank under this Indenture and the Security Trust Agreement.  The initial Operating Bank is Deutsche Bank Trust Company Americas.

“Opinion of Counsel” means a written opinion signed by legal counsel, who may be an employee of or counsel to the Issuer, that meets the requirements of Section 1.03.

“Optional Redemption” has the meaning given to such term in Section 3.11(a).

“Outstanding” means (a) with respect to the Notes at any time, all Notes theretofore authenticated and delivered by the Trustee except (i) any such Notes cancelled by, or delivered for cancellation to, the Trustee; (ii) any such Notes, or portions thereof, for the payment of principal of and accrued and unpaid interest on which moneys have been deposited in the applicable Note Account or distributed to Holders by the Trustee and any such Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount have been deposited in the Defeasance/Redemption Account; provided that if such Notes are to be redeemed prior to the maturity thereof in accordance with the requirements of Section 3.11(a) or 3.11(b), notice of such redemption shall have been given as provided in Section 3.11(c), or provision satisfactory to the Trustee shall have been made for giving such notice; and (iii) any such Notes in exchange or substitution for which other Notes have been authenticated and delivered, or which have been paid pursuant to the terms of this Indenture (unless proof satisfactory to the Trustee is presented that any of such Note is held by a Person in whose hands such Note is a legal, valid and binding obligation of the Issuer); and (b) when used with respect to any evidence of indebtedness other than any Notes means, at any time, any principal amount thereof then unpaid and outstanding (whether or not due or payable).

“Outstanding Principal Balance” means, with respect to any Notes Outstanding, the total principal amount evidenced by such Outstanding Notes unpaid at any time.

“Owner Trustee” means Wilmington Trust Company, as Owner Trustee of the Issuer, and its successors in such capacity.

“Partial Loss” means, with respect to any Engine, any event or occurrence of loss, damage, destruction or the like which is not a Total Loss.

“Partial Loss Proceeds” means, with respect to any Engine, the total proceeds of the insurance or reinsurance (other than in respect of liability insurance) paid in respect of any Partial Loss to any Issuer Group Member.

“Participant” means, with respect to DTC, Euroclear or Clearstream, a Person who has an account with DTC, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) any Engine.

“Paying Agent” has the meaning given to such term in Section 2.03(a).

“Payment Date” means the fifteenth (15th) day of each month, provided that if any Payment Date would otherwise fall on a day that is not a Business Day, such Payment Date will be the first following day that is a Business Day, commencing on October 15, 2012.

“Permitted Account Investments” means, in each case (except with regard to clause (f)), book-entry securities, negotiable instruments or securities in registered form that evidence:

(a)                                 direct obligations of, and obligations fully Guaranteed as to timely payment by, the United States of America (having original maturities of no more than 30 days, or such lesser time as is required for the distribution of funds);

(b)                                 demand deposits, time deposits or certificates of deposit of the Operating Bank or of depositary institutions or trust companies organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank) (i) having original maturities of no more than 30 days, or such lesser time as is required for the distribution of funds; provided that at the time of Investment or contractual commitment to invest therein, the short-term debt rating of such depositary institution or trust company shall be at least A-1 by Standard & Poor’s and F1 by Fitch, or (ii) having maturities of more than 30 days and, at the time of the Investment or contractual commitment to invest therein, a rating of AA by Standard & Poor’s and AA by Fitch; provided that, during any applicable period, not more than 20% of the Issuer’s aggregate Permitted Account Investments may be made in investments described under this clause (b);

(c)                                  corporate or municipal debt obligations (including, without limitation, open market commercial paper) (i) having remaining maturities of no more than 30 days, or such lesser time as is required for the distribution of funds, having, at the time of the Investment or contractual commitment to invest therein, a rating of at least A-1 or AA by Standard & Poor’s and F1 or AA by Fitch; or (ii) having maturities of more than 30 days and, at the time of the Investment or contractual commitment to invest therein, a rating of AA by Standard & Poor’s and AA by Fitch;

(d)                                 Investments in money market funds (including funds in respect of which the Trustee or any of its Affiliates is investment manager or advisor) having a rating of at least AA by Standard & Poor’s and AA by Fitch;

(e)                                  notes or bankers’ acceptances (having original maturities of no more than 30 days, or such lesser time as is required for the distribution of funds) issued by any depositary institution or trust company referred to in (b) above; or

(f)                                   any other Investments approved pursuant to a Rating Agency Confirmation;

provided, however, that no Investment shall be made in any obligations of any depositary institution or trust company which has a contractual right to set off and apply any deposits held, and other indebtedness owing, by any Issuer Group Member to or for the credit or the account of such depositary institution or trust company; provided further that if, at any time, the rating of any of the foregoing investments falls or “BBB” by Standard & Poor’s (in the case of Fitch, BBB), such downgraded investment will no longer constitute a “Permitted Account Investment”.

“Permitted Engine Acquisition” has the meaning given to such term in Section 5.02(q).

“Permitted Engine Disposition” has the meaning given to such term in Section 5.02(p).

“Permitted Encumbrance” means (i) any Encumbrance for taxes, assessments and governmental charges or levies not yet due and payable or which are being contested in good faith by appropriate proceedings, provided that the proceedings relating to such Encumbrance or the continued existence of such Encumbrance do not give rise to any reasonable likelihood of the sale, forfeiture or other loss of the affected asset; (ii) in respect of any Engine, any Encumbrance of a repairer, carrier or hangar keeper arising in the ordinary course of business by operation of law or similar Encumbrance, provided that the proceedings relating to such Encumbrance or the continued existence of such Encumbrance do not give rise to any reasonable likelihood of the sale, forfeiture or other loss of the affected asset; (iii) any Encumbrances on any Engines permitted under any Lease thereof (other than Encumbrances created by the relevant lessor); (iv) any Encumbrances created by or through or arising from debt or liabilities or any act or omission of any Lessee in each case either in contravention of the relevant Lease (whether or not such Lease has been terminated) or without the consent of the relevant lessor (provided that if such lessor becomes aware of any such Encumbrance, it shall use commercially reasonable efforts to have any such Encumbrance lifted, removed and otherwise discharged); (v) any Encumbrance created in favor of the Issuer or any Issuer Subsidiary or the Security Trustee, including any Encumbrance created or required to be created under the Security Trust Agreement or any other Security Document; (vi) any Encumbrance arising under any agreements the terms of which contemplate that custody of Lessee Funds held for Lessees with respect to Replacement Engines is held by a third-party; (vii) any Lease in respect of any Engine and the rights of the Lessee under such Lease; (viii) any Encumbrance in respect of the deposit of any Net Sale Proceeds in any Qualified Escrow Account with a Qualified Intermediary as part of a Replacement Exchange; and (ix) any Encumbrance arising under the Initial Liquidity Facility.

“Permitted Holder” has the meaning given to such term in Section 5.02(i)(iii) hereof.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.

“Portfolio” means, at any time, all Engines owned by the Issuer Group.

“Precedent Lease” has the meaning given to such term in Section 5.02(s)(ii).

“PRI” has the meaning given to such term in Section 5.03(f) hereof.

“PRI Guidelines” means the list of prohibited countries and countries with respect to which PRI must be obtained as set forth in the PRI Guidelines attached as Exhibit D hereto, as amended from time to time with written notice to each Rating Agency.

“Primary Expenses” means all Expenses other than Modification Payments and Refinancing Expenses.

“Principal Prepayment” has the meaning given to such term in the definition of “Redemption Premium.”

“Prior Ranking Amounts” means, with respect to any amount to be paid in accordance with Section 3.09(a), 3.09(b) or 3.09(c) (as applicable), all amounts, if any, to be paid prior to the payment of such amount in accordance with Section 3.09(a), 3.09(b) or 3.09(c) (as applicable).

“Pro Forma Lease” has the meaning given to such term in Section 5.02(s)(ii).

“Prohibited Country” has the meaning given to such term in Section 5.02(t).

“Projected Allocable Debt Amount” means, with respect to any purchase option granted under a Lease of an Engine, an amount equal to the product of (a) the Outstanding Principal Balance of the Notes on the exercise date of such option calculated on the assumption that all Scheduled Principal Payment Amounts between the date such option is granted and such exercise date have been paid and that there have been no additional payments of principal during such period, and (b) a fraction, the numerator of which is the Adjusted Base Value of such Engine as of such exercise date and the denominator of which is the Aggregate Adjusted Base Value, calculated as of such exercise date, of all Engines owned by the Issuer on the date the option is granted.

“Purchase Option” means a contractual option granted by the lessor or owner under an Engine Agreement (including pursuant to a conditional sale agreement) as to the purchase of the applicable Engine.

“QEC Kit” means a quick engine change kit, consisting of components and accessories installed or capable of being installed on an engine to speed the removal and installation of the engine on an aircraft.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Qualified Escrow Account” means an escrow account that is (i) established with a Qualified Intermediary pursuant to an agreement under which all or a portion of the Net Sale Proceeds from an Engine Disposition are deposited in such escrow account in connection with a Replacement Exchange and are to be applied to the acquisition of a Replacement Engine designated by the Issuer or another Issuer Group Member or, subject to Section 3.01(j)(iii), if and to the extent not so applied by the end of the applicable Replacement Period for such Engine Disposition, deposited by the Qualified Intermediary in the Collections Account and (ii) in respect of which the Issuer or the applicable Issuer Subsidiary has pledged its rights in such escrow account to the Security Trustee pursuant to the Security Trust Agreement.

“Qualified Intermediary” means a Person described in Treasury Regulations §1.1031(k)-1(g)(4) or any successor regulations, provided that such Person has a short term debt rating of, or the obligations of such Person are guaranteed by a Person that has a short term debt rating of, not lower than A-1 from Standard & Poor’s and F-1 from Fitch.

“Rating Agency” means each of Standard & Poor’s, Fitch and any other nationally recognized rating agency designated by the Issuer; provided that such organizations shall only be deemed to be a Rating Agency for purposes of this Indenture with respect to the Notes they are then rating.

“Rating Agency Confirmation” means, (a) with respect to Standard & Poor’s or any other Rating Agency other than Fitch, a written confirmation or press release in advance of certain actions or transactions contemplated by the Issuer Group from such Rating Agency then rating the Notes, that such action or transaction will not result in the lowering, qualification or withdrawal by such Rating Agency of its then current credit rating of the Notes and (b) with respect to Fitch, at least 10 days notice to Fitch with respect to certain actions or transactions contemplated by the Issuer Group, after which Fitch has not issued any written notice that the taking of such actions or the occurrence of such event will result in the lowering, qualification or withdrawal by Fitch of its then current credit rating of the Notes.

“Received Currency” has the meaning given to such term in Section 12.07(a).

“Receiver” means any Person or Persons appointed as (and any additional Person or Persons appointed or substituted as) administrative receiver, receiver, manager or receiver and manager.

“Record Date” means, with respect to each Payment Date, the close of business on the last Business Day prior to such Payment Date, and, with respect to the date on which any Direction is to be given by the Holders, the close of business on the last Business Day prior to the solicitation of such Direction.

“Redemption” means an Optional Redemption or a Tax Redemption or both, as the context may require.

“Redemption Date” means the date, which shall in each case be a Payment Date, on which Notes are to be redeemed pursuant to Section 3.11.

“Redemption Payment Date” means the last Payment Date immediately preceding the two-year period ending on the Expected Final Payment Date.

“Redemption Premium” means, as applicable, the following:

(a) with respect to the principal amount of the Class 2012-A Notes being redeemed in an Optional Redemption (other than the Acquisition Balance Redemption) on any Redemption Date (such principal amount, the “Principal Prepayment”), an amount equal to the product of (i) the excess, if any, of (A) the sum of the present values, as of such Redemption Date, of the remaining Scheduled Principal Payment Amounts and interest from such Redemption Date to and including the Redemption Payment Date that would have been due absent such Principal Prepayment, assuming that all Scheduled Principal Payment Amounts are paid when due and that the Outstanding Principal Balance of the Initial Notes as of the Redemption Payment Date is paid in full on the Redemption Payment Date, computed by discounting such payments on a monthly basis on each Payment Date under the Indenture (assuming a 360-day year of twelve 30-day months) using a discount rate equal to the sum of (x) the Treasury Rate plus (y) 0.50%, over (B) the Outstanding Principal Balance of the Initial Notes on such Redemption Date, and (ii) a fraction, the numerator of which is the amount of the Principal Prepayment and the denominator of which is the Outstanding Principal Balance of the Initial Notes on such Redemption Date (assuming that all principal payments due on such Redemption Date have been paid in full),

(b)  with respect to the Acquisition Balance Redemption, an amount equal to zero,

(c) with respect to any redemption of the Initial Notes on or after the Redemption Payment Date, an amount equal to zero,

(d)  with respect to any principal payments so long as an Early Amortization Event or Event of Default has occurred and is continuing, an amount equal to zero,

(e) with respect to any redemption of the Initial Notes under Section 3.11(a) after the giving of a Default Notice or the Acceleration of any of the Notes, an amount equal to zero, and

(f) with respect to any Refinancing Note, the Redemption Premium specified therefor by the terms of such Note.

“Redemption Price” means an amount (determined as of the Calculation Date for the Redemption Date for any Redemption pursuant to Section 3.11(a)) equal to the sum of:

(a)                                  with respect to any Initial Notes being redeemed, the then Outstanding Principal Balance thereof plus accrued and unpaid interest thereon as of such Redemption Date; and

(b)                                 with respect to any Initial Notes being redeemed, the applicable Redemption Premium;

provided that with respect to the redemption of any Notes other than the Initial Notes, the Redemption Price shall be as provided in the Trustee Resolution or indenture supplemental hereto providing for the issuance of such Notes.

“Reference Date” means, with respect to each Interest Accrual Period, the day that is two (2) Business Days prior to the commencement of such Interest Accrual Period.

“Refinancing” has the meaning given to such term in Section 2.10(a).

“Refinancing Account” has the meaning given to such term in Section 3.01(a).

“Refinancing Expenses” means all out-of-pocket costs and expenses Incurred in connection with an offering and issuance of Refinancing Notes.

“Refinancing Notes” means Notes issued by the Issuer under this Indenture at any time and from time to time after the date hereof, in a Refinancing in accordance with Section 2.10.

“Register” has the meaning given to such term in Section 2.03(a).

“Registrar” has the meaning given to such term in Section 2.03(a).

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Note” has the meaning given to such term in Section 2.01(b).

“Related Collateral Document” means any letter of credit, third party or bank guarantee or cash collateral provided by or on behalf of a Lessee to secure such Lessee’s obligations under a Lease.

“Related Documents” means the Administrative Agency Agreement, each Eligible Credit Facility, this Indenture, the Notes, the Security Documents, the Servicing Agreement, the Acquisition Transfer Agreement and any other Acquisition Agreement, any Hedge Agreements and the constitutional documents (including trust documents) of the Issuer Group Members.  References to “Related Documents” will also include, where the context requires, any Refinancing Notes and any guarantees, asset or stock purchase agreements, swap or other interest rate, currency or other hedging agreements or any other agreement entered into or security offered by any Issuer Group Member in connection with any acquisition of Replacement Engines.

“Relevant Information” means any information provided to the Administrative Agent by the Trustee, the Security Trustee, the Operating Bank, any Authorized Agent, the Issuer, the Controlling Trustees or any Service Provider.

“Remaining Initial Engines” means each of the Initial Engines that is not owned by a Facility Engine Trust or a WEST Engine Trust as of the opening of business in New York, New York on the Initial Closing Date as described in Schedules 1B and 2B to the Acquisition Transfer Agreement.

“Rental Account” has the meaning given to such term in Section 3.01(a).

“Rental Payments” means all rental payments and other amounts equivalent to a rental payment payable by or on behalf of a Lessee under a Lease.

“Replaced Engine” means the Pratt & Whitney Aircraft Engine Model CF6-80C2-B6, serial number 695344.

“Replacement Engine” means any Aircraft Engine acquired in a Replacement Exchange by any Issuer Group Member from a Seller after the Initial Closing Date in accordance with Section 3.01(j) and 5.02(q), but excluding any such Engine after it has been sold or disposed of by way of a completed Engine Disposition.

“Replacement Exchange” means the acquisition by any Issuer Group Member of one or more Replacement Engines in a Permitted Engine Acquisition with all or a portion of the Net Sale Proceeds from one or more Permitted Engine Dispositions by any Engine Subsidiary or Engine Trust within the Replacement Period applicable to such Permitted Engine Disposition, provided that the Issuer shall have elected to use all or such portion of such Net Sale Proceeds in a Replacement Exchange in accordance with Section 3.01(j) hereof.  A Replacement Exchange shall commence on the date of the first Permitted Engine Disposition that is a part of the Replacement Exchange and shall terminate on the date of the last Permitted Engine Acquisition that is a part of the Replacement Exchange.

“Replacement Liquidity Facility” means, for the Initial Liquidity Facility (including any Replacement Liquidity Facility that is referred to as the Initial Liquidity Facility as provided in the definition of that phrase), an irrevocable revolving credit agreement (or agreements), complying with all of the requirements of Section 3.14(e), in substantially the form of the Initial Liquidity Facility (or such Replacement Liquidity Facility), including reinstatement provisions, or in such other form or forms (which may include a letter of credit, surety bond, swap, financial insurance policy or guaranty) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the Notes (before downgrading of such ratings, if any, as a result of the downgrading of the ratings of the replaced Initial Liquidity Facility Provider (or the Replacement Liquidity Facility Provider referred to as the Initial Liquidity Facility Provider as provided in the definition of that phrase)), in a face amount (or in an aggregate face amount) equal to the then Maximum Commitment under the replaced Initial Liquidity Facility (or such Replacement Liquidity Facility) and issued by an Eligible Provider or Eligible Providers having, or whose obligations thereunder are guaranteed by an Affiliate having, a short-term or long-term (as the case may be) unsecured debt rating or a short-term or long-term (as the case may be) unsecured issuer credit rating, as the case may be, issued by each of the Rating Agencies which are equal to or higher than the Threshold Rating.  Without limitation of the form that a Replacement Liquidity Facility otherwise may have pursuant to the preceding sentence, a Replacement Liquidity Facility may have a stated expiration date earlier than 15 days after the Final Maturity Date of the Notes so long as such Replacement Liquidity Facility provides for a Non-Extension Drawing as contemplated by Section 3.14(d).

“Replacement Liquidity Facility Provider” means a Person (or Persons) who issues a Replacement Liquidity Facility.

“Replacement Period” means, with respect to any portion of the Net Sale Proceeds realized from a Permitted Engine Disposition that the Issuer elects to use to acquire Replacement Engines in a Replacement Exchange pursuant to Section 3.01(j) hereof, the period beginning on the date of such Engine Disposition and ending on the earlier of (a) (i) in the case of Net Sale Proceeds realized from a Permitted Engine Disposition with respect to which the Net Sales Proceeds were equal to or greater than *** (such amount, the “Sale Proceeds Threshold Amount”), the *** day after the date of such Engine Disposition or (ii) in the case of Net Sale Proceeds realized from Permitted Engine Dispositions with respect to which the Net Sales Proceeds were less than the Sale Proceeds Threshold Amount that are deposited in a Qualified Escrow Account, the *** day after the date of such Engine Disposition or (iii) in the case of Net Sale Proceeds realized from Permitted Engine Dispositions with respect to which the Net Sales Proceeds were less than Sale Proceeds Threshold Amount that are not deposited in a Qualified Escrow Account, the earlier of (A) the final day of such longer period as the Issuer may elect and (B) the date on which such Net Sale Proceeds are required to be transferred to the Collections Account in accordance with Section 3.01(j)(iii) and (b) the occurrence of an Event of Default.

“Required Amount” means, with respect to the Liquidity Facility Reserve Account, (a) initially zero; provided that, if a Downgrade Drawing or a Non-Extension Drawing shall have occurred, the Required Amount as of any Calculation Date shall be an amount equal to the Maximum Facility Commitment as of such Calculation Date, and (b)  with respect to any other Eligible Credit Facility, such amount as the Controlling Trustees have unanimously determined (and for which a Rating Agency Confirmation and, if the Initial Liquidity Facility is then in effect, the prior written consent of the Initial Liquidity Facility Provider have been received), plus the increase, if any, in the Required Amount for the applicable Cash Collateral Account or Eligible Credit Facility provided for by the terms of any Refinancing Notes.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

“Required Expense Amount” means, with respect to each Payment Date, the sum of (a) the amount of Expenses of the Issuer Group (other than Maintenance and Modification Expenses) due and payable on the Calculation Date relating to such Payment Date or reasonably anticipated by the Administrative Agent to become due and payable before the next succeeding Payment Date and (b) the Maintenance Required Amount, in each case after giving effect to any withdrawal from any Lessee Funded Account, Security Deposit Account or any drawing upon a Related Collateral Document that is then available for the payment of any such Expense; provided, however, that the Required Expense Amount shall not include any Initial Expenses.

“Required Expenses Shortfall” has the meaning given to such term in Section 3.07(g).

“Required Majority” means the Holders representing more than fifty percent (50%) of the then Outstanding Principal Balance of the Notes who shall approve or direct any proposed action to be taken pursuant to the terms of this Indenture, provided that, in making such a determination, each Holder shall be required to vote the entire Outstanding Principal Balance of the Notes held by such Holder in favor of, or in opposition to, such proposed action, as the case may be.

“Requisition Compensation” means all monies or other compensation receivable by any Issuer Group Member from any government, whether civil, military or de facto, or public or local authority in relation to an Engine in the event of its requisition for title, confiscation, restraint, detention, forfeiture or compulsory acquisition or seizure or requisition for hire by or under the order of any government or public or local authority.

“Responsible Officer” means (a) with respect to the Trustee, Operating Bank, any officer within the Corporate Trust Office, including any Vice President, Managing Director, Director, Associate, Assistant Vice President, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject, (b) with respect to the Issuer, any Signatory Trustee and (c) with respect to any Person providing an Eligible Credit Facility and the Administrative Agent, any authorized officer of such Person.

“Restricted Period” has the meaning given to such term in Section 2.12(c)(i).

“Restrictive Legend” means the legend in the form set forth in Section 2.02(a).

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Global Note” has the meaning given to such term in Section 2.01(b).

“Sale Proceeds Threshold Amount” has the meaning given to such term in the definition of “Replacement Period”.

“Scheduled Principal Payment Amount” means, with respect to the Notes, on any Payment Date, the excess, if any, of the aggregate Outstanding Principal Balance of the Notes over the Scheduled Target Principal Balance of the Notes on such Payment Date.

“Scheduled Target Principal Balance” means (a) with respect to the Initial Notes on any Payment Date, the amount set forth in Schedule 6 to this Indenture for such Payment Date and (b) with respect to Refinancing Notes, the amount set forth in any indenture supplemental hereto for such Payment Date, in each case as the same may be adjusted from time to time in accordance with Section 3.15.

“Secured Obligations” has the meaning given to such term in the Security Trust Agreement.

“Secured Parties” has the meaning given to such term in the Security Trust Agreement.

“Securities” means the Initial Notes and all Refinancing Notes, if any.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Security Deposit Account” has the meaning given to such term in Section 3.01(a).

“Security Documents” means the Security Trust Agreement, the Engine Mortgages, each Pledge, Share Charge, guarantee, security assignment, consent, letter, acknowledgement, notice, power of attorney and any document or certificate executed pursuant to or in connection with the Security Trust Agreement or in the Security Trustee’s capacity as Security Trustee thereunder, or otherwise, for the purpose of granting a security interest in any Collateral to the Security Trustee for the benefit of the Secured Parties or for the purpose of perfecting such security interest.

“Security Interests” means the security interests granted or expressed to be granted in the Collateral pursuant to the Security Trust Agreement.

“Security Trust Agreement” means the Security Trust Agreement dated as of September 14, 2012, among the Issuer, WEST Ireland, each other party thereto and the Security Trustee.

“Security Trustee” means the Person appointed, at the time of determination, as the trustee for the benefit of the Secured Parties pursuant to Section 7.01 of the Security Trust Agreement.  The initial Security Trustee is Deutsche Bank Trust Company Americas.

“Segregated Funds” means, with respect to each Lease, (a) all security deposits provided for under such Lease that have been received from the relevant Lessee or pursuant to the relevant Acquisition Agreement with respect to such Lease, (b) any security deposit pledged to the relevant Lessee by an Issuer Group Member and (c) all other funds, including any Usage Fee payments, received from the relevant Lessee or pursuant to the relevant Acquisition Agreement with respect to such Lease and in each case of clause (a), (b) and (c) not permitted, pursuant to the terms of such Lease, to be commingled with the funds of the Issuer Group.

“Seller” means (i), with respect to the Acquisition Transfer Agreement, Willis (ii) with respect to the Facility Engine Transfer Agreement, Willis and the Willis Engine Trusts, (iii) with respect to the WEST Engine Transfer Agreement, WEST Funding and the applicable Old WEST Engine Trusts, and (iv) with respect to any other Acquisition Agreement, Willis or any other seller of an Engine in a Permitted Engine Acquisition.

“Senior Claim” means, with respect to any Obligations (other than Expenses), all other Obligations the payment of which constitutes a Prior Ranking Amount with respect thereto.

“Senior Claimant” means the holder of a Senior Claim.

“Service Provider” means each of the Trustee, the Servicer, the Administrative Agent, the Operating Bank, the Security Trustee and any other service provider retained from time to time by an Issuer Group Member pursuant to the Related Documents.

“Servicer” means the Person acting, at the time of determination, in the capacity of the Servicer under the Servicing Agreement.  The initial Servicer is Willis.

“Servicer Termination Event” has the meaning given to such term in the Servicing Agreement.

“Servicing Agreement” means the Servicing Agreement dated as of the Initial Closing Date among the Servicer, the Issuer Subsidiaries party thereto and the Issuer.

“Signatory Trustee” means the Owner Trustee or such other trustee as the Controlling Trustees shall from time to time direct in accordance with the Trust Agreement.

“Special Indemnity Payments” means (a) any indemnity amounts owing at any time and from time to time by the Issuer to the Initial Purchasers under the Note Purchase Agreement, (b) any other indemnity amounts owing at any time and from time to time to any other Person party to a Related Document (other than the Servicer under the Servicing Agreement) which arise from violations of the Securities Act, the Exchange Act or any other securities law and (c) any indemnification amounts (including without limitation, any and all claims, expenses, obligations, liabilities, losses, damages and penalties) of, or owing to the Trustee, the Controlling Trustees, any officer of any Issuer Group Member, the Security Trustee, the Operating Bank, any Authorized Agent, the Administrative Agent, the Servicer, the Sellers and any other Service Provider that are not payable as Expenses.

“Special Majority” has the meaning given to such term in the Trust Agreement.

“Standard & Poor’s” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.

“Stated Expiration Date” has the meaning given to such term in Section 3.14(d).

“Step-Up Interest” means, on each Payment Date following the Expected Final Payment Date, so long as there are Initial Notes outstanding, interest at the rate of three percent (3.0%) per annum, compounded monthly, on the Outstanding Principal Balance of the Initial Notes for the Interest Accrual Period ending on such Payment Date.

“Step-Up Interest Amount” means, on each Payment Date following the Expected Final Payment Date, so long as there are Initial Notes then outstanding, the accrued and unpaid Step-Up Interest as of such Payment Date, including any interest at the rate of three percent (3.0%) per annum accrued on unpaid Step-Up Interest.

“Stock” means all shares of capital stock, all beneficial interests in trusts, all ordinary shares and preferred shares and any options, warrants and other rights to acquire such shares or interests.

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

“Substitute Engine” means any Aircraft Engine that is to be transferred to a Facility Engine Trust or a WEST Engine Trust in place of any Remaining Initial Engine, as provided in the Engine Transfer Agreements.

“Supplemental Principal Payment Amount” means, with respect to any Engine Disposition, an amount equal to (a) the Allocable Debt Amount in respect of the Engine subject to such Engine Disposition, or (b) if, in accordance with Section 3.01(j)(i), the Issuer has elected to use Net Sale Proceeds received on account of such Engine Disposition to acquire a Replacement Engine in a Replacement Exchange, the lesser of (i) such Allocable Debt Amount and (ii) the amount, if any, of such Net Sale Proceeds(A) not deposited into the Engine Replacement Account to be used for the acquisition of a Replacement Engine or (B) deposited into the Engine Replacement Account for such purposes and then transferred to the Collections Account pursuant to Section 3.01(j)(iii). For purposes of clause (b)(ii)(B), Excess Engine Replacement Amounts shall be attributed to the applicable Engine Dispositions in chronological order in which they occurred, for each such Engine Disposition until the Excess Engine Replacement Amounts are equal to the Net Sale Proceeds for such Engine Disposition.

“Swaption” means any option agreement with respect to a Hedge Agreement.

“Tax Benefit” has the meaning given to such term in Section 2.05(c) hereof.

“Taxes” mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs Incurred or imposed with respect thereto) imposed or otherwise assessed by the United States of America or by any state, local or foreign government (or any subdivision or agency thereof) or other taxing authority, including, without limitation:  taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth and similar charges; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs, and similar charges.

“Tax Redemption” has the meaning given to such term in Section 3.11(b) hereof.

“Termination Notice” has the meaning assigned to such term in the Initial Liquidity Facility.

“Third Party Event” has the meaning given to such term in Section 5.03 hereof.

“Threshold Rating” means the long-term issuer credit rating of A- by Standard & Poor’s or the long-term issuer credit rating of A- by Fitch.

“TIA” means the U.S. Trust Indenture Act of 1939, as amended.

“Total Loss” means, with respect to any Engine (a) if the same is subject to a Lease, an Event of Loss (as defined in such Lease) or the like (however so defined); or (b) if the same is not subject to a Lease, (i) its actual, constructive, compromised, arranged or agreed total loss, (ii) its destruction, damage beyond economic repair or being rendered permanently unfit for normal use for any reason whatsoever, (iii) its requisition for title, confiscation, restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire (other than a requisition for hire for a temporary period not exceeding 180 days) by or under the order of any government (whether civil, military or de facto) or public or local authority or (iv) its hijacking, theft or disappearance, resulting in loss of possession by the owner or operator thereof for a period of ninety (90) consecutive days or longer.  A Total Loss with respect to any Engine shall be deemed to occur on the date on which such Total Loss is deemed pursuant to the relevant Lease to have occurred or, if such Lease does not so deem or the relevant Engine is not subject to a Lease, (A) in the case of an actual total loss or destruction, damage beyond economic repair or being rendered permanently unfit, the date on which such loss, destruction, damage or rendering occurs (or, if the date of loss or destruction is not known, the date on which the relevant Engine was last heard of); (B) in the case of a constructive, compromised, arranged or agreed total loss, the earlier of (1) the date 30 days after the date on which notice claiming such total loss is issued to the insurers or brokers and (2) the date on which such loss is agreed or compromised by the insurers; (C) in the case of requisition for title, confiscation, restraint, detention, forfeiture, compulsory acquisition or seizure, the date on which the same takes effect; (D) in the case of a requisition for hire, the expiration of a period of 180 days from the date on which such requisition commenced (or, if earlier, the date upon which insurers make payment on the basis of a Total Loss); or (E) in the case of clause (iv) above, the final day of the period of 90 consecutive days referred to therein.

“Treasury Rate” means, with respect to an Optional Redemption of the Initial Notes, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield adjusted to be on the basis of a 360-day year of twelve 30-day months), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of the Initial Notes, either (i) as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (a) one maturing as close as possible to, but earlier than, the Average Life Date of the Initial Notes and (b) the other maturing as close as possible to, but later than, the Average Life Date of the Initial Notes in each case in the most recent H.15(519) or (ii) if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of the Initial Notes is reported in the most recent H.15(519), then such weekly average yield to maturity as published in H.15(519). For the purposes of this definition, “H.15 (519)” means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System, and the most recent H.15 (519) is the H.15 (519) published prior to the close of business on the fourth Business Day prior to the applicable Redemption Date.

“Trust Agreement” means that certain Amended and Restated Trust Agreement of Willis Engine Securitization Trust II, dated September 14, 2012, among Donald A. Nunemaker, Bradley S. Forsyth and Thomas C. Nord, each as an equity trustee, Frederick L. Hatton, as Independent Controlling Trustee, the Owner Trustee and Willis, as Depositor.

“Trustee” means, with respect to the Notes, the Person appointed, at the time of determination, as the trustee of the Notes in accordance with this Indenture.  The initial Trustee for the Notes is Deutsche Bank Trust Company Americas.

“Trustee Fees” means, the fees payable to the Trustee as set forth in a fee letter between the Issuer and the Trustee.

“Trustee Resolution” means a resolution adopted by a majority of the Controlling Trustees, evidenced by a certified copy of such resolution signed by a Signatory Trustee.

“Trustee’s Website” means the Trustee’s password protected internet website initially located at http://tss.sfs.db.com/investpublic.

“U.S. Government Obligations” has the meaning given to such term in Section 11.02(a).

“Usage Fees” means rent (whether called usage fee, supplemental rent, utilization rent, maintenance reserve or any similar term) that is in addition to a base rent for the Engine (regardless of how such base rent is calculated) payable under a Lease based on hours or cycles of operation of the life-limited parts of an Engine.

“War Risk Coverage” has the meaning given to that term in Exhibit C.

“WEST Acquisition” means WEST Engine Acquisition LLC, a Delaware limited liability company.

“WEST Engines” means the Engines identified as “WEST Engines” in Schedule 2A and 2B to the Acquisition Transfer Agreement.

“WEST Engine Transfer Agreement” means the Engine Transfer Agreement, dated as of June 13, 2012, among WEST Funding, WEST Acquisition, the Old WEST Engine Trusts and the WEST Engine Trusts.

“WEST Engine Trusts” means the Engine Trusts in which WEST Acquisition holds the beneficial interest.

“WEST Funding” means WEST Engine Funding LLC, a Delaware limited liability company.

“WEST Ireland” means WEST Engine Securitization (Ireland) Limited, an Irish company.

“Willis” means Willis Lease Finance Corporation, a Delaware corporation.

“Willis Engine Trusts” means the Utah common law trusts, of which Wells Fargo Bank Northwest, National Association is the trustee and Willis is the beneficial owner, that own Facility Engines that are, as of the opening of business in New York, New York on the Initial Closing Date, Remaining Initial Engines and that formerly owned and transferred to Facility Engine Trusts, prior to the Initial Closing Date, the Facility Engines that are not Remaining Initial Engines.

“Written Notice” means, with reference to the Issuer, the Trustee, the Operating Bank, the Administrative Agent or the provider of any Eligible Credit Facility, a written instrument executed by a Responsible Officer of such Person.

Section 1.02                                Rules of Construction.  Unless the context otherwise requires:

(a)          A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.

(b)         The terms “herein”, “hereof” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

(c)          Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Indenture.

(d)         Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.

(e)          The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.

(f)            [Reserved].

(g)         References in this Indenture to an agreement or other document (including this Indenture) include references to such agreement or document as amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Indenture with regard to any such amendment, replacement or modification), and the provisions of this Indenture apply to successive events and transactions.  References to any Person shall include such Person’s successors in interest and permitted assigns.

(h)         References in this Indenture to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.

(i)             References in this Indenture to the Notes include the conditions applicable to the Notes; and any reference to any amount of money due or payable by reference to the Notes shall include any sum covenanted to be paid by the Issuer under this Indenture.

(j)             References in this Indenture to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Indenture.

(k)          Where any payment is to be made, funds applied or any calculation is to be made hereunder on a day which is not a Business Day, unless any Related Document otherwise provides, such payment shall be made, funds applied and calculation made on the next succeeding Business Day, and payments (unless otherwise provided for in respect of the Notes) shall be adjusted accordingly.  Where any calculation is to be made hereunder on a Calculation Date or any amount hereunder is in respect of a Calculation Date, such calculation shall be made as of the close of business on such Calculation Date and such amount shall be in respect of the close of business on such Calculation Date.

(l)             Where the Servicer or any replacement servicer is performing or may perform lease management and/or remarketing services pursuant to a Related Document in relation to one or more Engines at the same time, a reference in this Indenture to the “Servicer” shall be construed as a reference to each of the Servicer or such replacement servicer and the rights and obligations of the parties hereto shall be construed accordingly.

(m)       Any provision in this Indenture providing for a transfer to or among, or a withdrawal from, an Account or any other bank account by the Administrative Agent shall be construed to be a transfer to or among, or a withdrawal from, as the case may be, such Account or other bank account by the Operating Bank or other Eligible Institution at which the applicable account or accounts are located at the written, electronic or other automated funds transfer at the direction of the Administrative Agent.  Such direction may be made by the Administrative Agent unless the Administrative Agent shall have defaulted under the Administrative Agency Agreement, and any such direction (i) shall be in writing, (ii) shall give full details of the amount to be transferred or withdrawn, the Account or other bank account to be debited, the Account or other bank account to be credited and the date of the relevant payment and (iii) shall certify that such request is made pursuant to and in accordance with the terms of this Indenture.  The Operating Bank and the Trustee shall be entitled to act in accordance with such a request, without further question or inquiry, and shall have no obligation to give any direction to any other Eligible Institution at which an account or accounts are located unless and until it receives such a request from the Administrative Agent; provided that the Administrative Agent shall at all times comply with the relevant provisions of the Administrative Agency Agreement with respect to any such direction.

(n)         For purposes of determining the balance of amounts credited to and/or deposited in an Account, the “value” of Permitted Account Investments deposited in and/or credited to an Account shall be the lower of the acquisition cost thereof and the then fair market value thereof and the “value” of Dollars and cash equivalents of Dollars (other than cash equivalents of Dollars included in the definition of Permitted Account Investments) shall be the face value thereof.

Section 1.03                                Compliance Certificates and Opinions.  Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer’s Certificate stating that, in the opinion of the signers thereof, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or any indenture supplemental hereto shall include:

(a)          a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in this Indenture relating thereto;

(b)         a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)          a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)         a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.04                                Acts of Holders.   (a)  Any direction, consent, waiver or other action provided by this Indenture in respect of the Notes to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, to each Rating Agency where it is hereby expressly required pursuant to this Indenture and to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose under this Indenture and conclusive in favor of the Trustee or the Issuer, if made in the manner provided in this Section.

(b)         The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association, trustee of a trust or member of a partnership, on behalf of such corporation, association, trust or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

(c)          In determining whether the Holders have given any direction, consent, request, demand, authorization, notice, waiver or other Act (a “Direction”), under this Indenture, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding for purposes of any such determination.  In determining whether the Trustee shall be protected in relying upon any such Direction, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.  Notwithstanding the foregoing, (i) if any such Person owns 100% of the Notes Outstanding, such Notes shall not be so disregarded as aforesaid, and (ii) if any amount of Notes so owned by any such Person have been pledged in good faith, such Notes shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer or any Affiliate of the Issuer.

(d)         The Issuer may at its option, by delivery of Officers’ Certificates to the Trustee, set a record date other than the Record Date to determine the Holders in respect of the Notes entitled to give any Direction in respect of such Notes.  Such record date shall be the record date specified in such Officer’s Certificate which shall be a date not more than 30 days prior to the first solicitation of Holders in connection therewith.  If such a record date is fixed, such Direction may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such Direction, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such Direction by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than one year after the record date.

(e)          Any Direction or other action by the Holder of any Note shall bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Note.

ARTICLE II

THE NOTES

Section 2.01                                Authorized Amount; Terms; Form; Execution and Delivery.  (a)  The Outstanding Principal Balance of the Notes which may be authenticated and delivered from time to time under this Indenture shall not exceed the initial Outstanding Principal Balance set forth for the Notes in the definition thereof or, with respect to any Refinancing Notes, authorized in a Trustee Resolution.  All Notes (other than Notes issued in replacement or substitution therefor) shall be issued at the same time and no additional Notes shall be issued under this Indenture; provided that Refinancing Notes may be issued in connection with a Refinancing of the Initial Notes or a refinancing of any previously issued Refinancing Notes and any Refinancing Notes may be reopened, without the consent of any Holder, for the issuance of additional Refinancing Notes, subject in all cases to Sections 2.10 and 5.02 and any other applicable provision of this Indenture.

The Initial Notes issuable hereunder on the Initial Closing Date shall be issued in a single class of Notes.  The Initial Notes shall be designated the “Class 2012-A Term Notes.” There shall only be a single class of Notes outstanding at any time under this Indenture.

Interest at the Applicable Rate of Interest shall accrue on any Floating Rate Notes from the relevant Closing Date and shall be computed for each Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period on the Outstanding Principal Balance of such Notes on the first day of such Interest Accrual Period.  Interest at the Applicable Rate of Interest shall accrue on any Fixed Rate Notes from the relevant Closing Date and shall be computed for each Interest Accrual Period on the basis of a 360-day year consisting of twelve 30-day months.

In addition, Step-Up Interest shall accrue on the Initial Notes from the Expected Final Payment Date and shall be computed for each applicable Interest Accrual Period on the basis of a 360-day year consisting of twelve 30-day months.

Any amount of interest or Redemption Premium on any Notes not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Applicable Rate of Interest for such Notes from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor in accordance with the priority of payments under Section 3.09.

(b)         There shall be issued and delivered and authenticated on the relevant Closing Date, to each of the Holders, Notes in the principal amounts and maturities and bearing the interest rates, in each case substantially in the form set forth in Exhibit A-1 or A-2 (as applicable) to this Indenture or in any indenture supplemental hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with the rules of any securities exchange on which such Notes may be listed or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Signatory Trustee executing such Notes, such determination by the Signatory Trustee to be evidenced by his or her execution of the Notes.

Definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the Signatory Trustee executing such Notes, as evidenced by his or her execution of such Notes.

Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Notes in registered form without interest coupons and with such applicable legends as are provided for in Section 2.02, substantially in the form set forth in Exhibit A-1 or A-2 (as applicable) to this Indenture or in any indenture supplemental hereto (each, a “Rule 144A Global Note”) registered in the name of Cede & Co., as nominee of DTC duly executed by the Issuer and authenticated by and deposited with the Trustee as custodian for and on behalf of the Depositary.  The aggregate principal amount of each Rule 144A Global Note may from time to time be increased or decreased by adjustments made by the Trustee on the applicable Global Note or on the records of the Trustee as hereinafter provided in accordance with the instructions of the Depositary.

Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Notes in registered form without interest coupons and with such applicable legends as are provided for in Section 2.02, substantially in the form set forth in Exhibit A-1 or A-2 (as applicable) to this Indenture or in any indenture supplemental hereto (each, a “Regulation S Global Note”), registered in the name of Cede & Co., as nominee of DTC, duly executed by the Issuer and authenticated by and deposited with the Trustee as custodian for and on behalf of the Depositary.

The aggregate principal amount of each Regulation S Global Note may from time to time be increased or decreased by adjustments made by the Trustee on the applicable Global Note or on the records of the Trustee as hereinafter provided.

Notes offered and sold to institutional “accredited investors” as defined in Rule 501(1), (2), (3) or (7) of Regulation D of the Securities Act shall be issued in registered form as Definitive Notes without interest coupons duly executed by the Issuer and authenticated by the Trustee, substantially in the form set forth in Exhibit A-1 or A-2 (as applicable) to this Indenture or any indenture supplement thereto.

(c)          On the date of any Refinancing, the Issuer shall issue and deliver as provided in Section 2.10 an aggregate principal amount of Refinancing Notes having the maturities and bearing the interest rates and such other terms authorized by one or more Trustee Resolutions or in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes, in each case in accordance with Section 2.10.

(d)         [Reserved].

(e)          The Notes shall be executed on behalf of the Issuer by the manual or facsimile signature of a Signatory Trustee.

(f)            Each Note bearing the manual or facsimile signatures of any individual who was at the time such Note was executed a Signatory Trustee shall bind the Issuer, notwithstanding that any such individual has ceased to hold such office prior to the authentication and delivery of such Notes or any payment thereon.

(g)         At any time and from time to time after the execution of any Notes, the Issuer may deliver such Notes to the Trustee for authentication and, subject to the provisions of clause (h) below, the Trustee shall authenticate such Notes by manual or facsimile signature upon receipt by it of an Officer’s Certificate of the Issuer certifying that all conditions precedent in connection with the issuance of such Notes have been satisfied and directing the Trustee to authenticate such Notes.  The Notes shall be authenticated on behalf of the Trustee by any Responsible Officer of the Trustee.

(h)         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been executed on behalf of the Issuer as provided in clause (e) above and authenticated by or on behalf of the Trustee as provided in clause (g) above.  Such signatures shall be conclusive evidence that such Note has been duly executed and authenticated under this Indenture.  Each Note shall be dated the date of its authentication.

(i)             The Issuer shall execute and the Trustee shall, in accordance with this Section 2.01(i) and at the written direction of the Issuer, authenticate the Global Notes and retain the Global Notes as custodian for and on behalf of the Depositary.  Upon deposit with the Trustee of each Global Note authenticated by the Trustee, the Depositary shall credit, on its internal system, the respective principal amounts of individual Beneficial Interests to the accounts of the beneficial owners thereof or their respective custodians or nominees who have accounts with DTC.  Ownership of Beneficial Interests will be limited to Participants or persons who hold Beneficial Interests through Participants.  Ownership of Beneficial Interests will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC (with respect to interests of Participants) and the records of Participants (with respect to interests of persons other than Participants).

Participants shall have no rights either under this Indenture with respect to any Beneficial Interest in a Global Note held on their behalf by the Depositary.  The Depositary may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Note for all purposes whatsoever (except to the extent otherwise provided herein).  Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of DTC governing the exercise of the rights of an owner of a Beneficial Interest in any Global Note.  The Depositary, as a Holder, may grant proxies and otherwise authorize any person, including its Participants and persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

Section 2.02                                Restrictive Legends.  (a)  Each Global Note and, except as provided in Section 2.12(f), each Definitive Note (and all Notes issued in exchange therefor or upon registration of transfer or substitution thereof), except as provided in Section 2.12(f), shall bear the following legends (in addition to any other applicable legends or restrictions) on the face thereof:

NEITHER THIS NOTE, NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF, THE HOLDER OR BENEFICIAL OWNER OF AN INTEREST HEREIN (i) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT AND HAS ACQUIRED THIS NOTE OR AN INTEREST HEREIN IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D (“REGULATION D”) UNDER THE SECURITIES ACT (COLLECTIVELY, AN “INSTITUTIONAL ACCREDITED INVESTOR”) WHO, PRIOR TO ITS PURCHASE OF THIS NOTE OR AN INTEREST HEREIN, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE TRUST INDENTURE (THE “INDENTURE”) DATED AS OF SEPTEMBER 14, 2012 AMONG WILLIS ENGINE SECURITIZATION TRUST II (THE “ISSUER”), DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE AND OPERATING BANK, WILLIS LEASE FINANCE CORPORATION, AS ADMINISTRATIVE AGENT AND CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, AS THE INITIAL LIQUIDITY FACILITY PROVIDER OR (C) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF THE SECURITIES ACT) AND IS ACQUIRING THIS NOTE OR AN INTEREST HEREIN IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT; (ii) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN EXCEPT (A) TO THE ISSUER OR ITS AFFILIATE (AS DEFINED IN RULE 501(b) OF REGULATION D), (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR WHO, PRIOR TO ITS PURCHASE OF THIS NOTE OR AN INTEREST HEREIN, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE INDENTURE, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (F) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IF THE PROPOSED TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSONS” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.  THE INDENTURE CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN IN VIOLATION OF THE FOREGOING RESTRICTIONS.

BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED (OR IN THE CASE OF A DEFINITIVE NOTE WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE) THAT EITHER:  (A) NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN; OR (B) THE ACQUISITION AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN BY THE HOLDER DO NOT AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW, AS APPLICABLE.

(b)         Each Global Note (except as provided in Section 2.12(f)) shall also bear the following legend on the face thereof:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH ON THE REVERSE HEREOF.

(c)          Each Regulation S Global Note (except as provided in Section 2.12(f)) shall, in addition to the legends specified in Sections 2.02(a) and 2.02(b), bear the following legend on the face thereof:

PRIOR TO THE EXPIRATION OF A RESTRICTED PERIOD ENDING ON THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” (AS DEFINED IN RULE 903(B)(2) OF REGULATION S) OR SUCH LATER DATE AS THE ISSUER MAY NOTIFY TO THE TRUSTEE, THIS NOTE, OR ANY BENEFICIAL INTEREST HEREIN, MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S, (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR WHO, PRIOR TO ITS PURCHASE OF THIS NOTE, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE INDENTURE OR (C) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A AND (D) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

(d)         Each Definitive Note (except as provided in Section 2.12(f)) shall also bear the following legend on the face thereof:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE OTHER RESTRICTIONS CONTAINED IN THE INDENTURE.

Section 2.03                                Registrar and Paying Agent.  (a)  There shall at all times be maintained (i) an office or agency in the location set forth in Section 12.05 where Notes may be presented or surrendered for registration of transfer or for exchange (the “Registrar”), (ii) an office or agency in the location set forth in Section 12.05, where Notes may, to the extent required hereunder, be presented for payment (each, a “Paying Agent”) and (iii) an office or agency where notices and demands in respect of the payment of such Notes may be served.  For so long as the Notes are listed on any stock exchange, the Issuer shall appoint and maintain a Paying Agent and a listing agent in the jurisdiction in which such stock exchange is located.  The Issuer shall cause the Registrar (acting as agent of the Issuer, solely for U.S. federal income tax purposes) to keep a register of each registered holder of each Note, of the increase and decrease thereof, and of their transfer and exchange, as well as the Outstanding Principal Balance of each Outstanding Note (which, absent manifest error, shall be prima facie evidence of the Outstanding Principal Balance thereof (the “Register”).  Written notice of any change of location of such office or agency shall be given by the Trustee to the Issuer and the Holders.  In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee, who shall act as the Registrar.

(b)         Each Authorized Agent shall be a bank or trust company organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, with a combined capital and surplus of at least $75,000,000 (or having a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally Guaranteed by a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000) and shall be authorized under the laws of the United States of America or any state or territory thereof to exercise corporate trust powers, subject to supervision by federal or state authorities (such requirements, the “Eligibility Requirements”).  The Trustee shall initially be a Paying Agent and Registrar hereunder with respect to the Notes.

(c)          Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

(d)         Any Authorized Agent may at any time resign by giving Written Notice of resignation to the Trustee and the Issuer.  The Issuer may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving Written Notice of termination to such Authorized Agent and to the Trustee.  Upon the resignation or termination of an Authorized Agent or if at any time any such Authorized Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed by the Trustee), the Issuer shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section.  The Issuer shall give Written Notice of any such appointment made by it to the Trustee; and in each case the Trustee shall mail notice of such appointment to all Holders as their names and addresses appear on the Register.

(e)          The Issuer agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses to be agreed to pursuant to separate agreements with each such Authorized Agent.

Section 2.04                                Paying Agent to Hold Money in Trust.  The Trustee shall require each Paying Agent other than the Trustee to agree in writing that all moneys deposited with any Paying Agent for the purpose of any payment on the Notes shall be deposited and held in trust for the benefit of the Holders (with regard to payments on the Notes), subject to the provisions of this Section.  Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Holders with respect to which such money was deposited.

The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Section 2.05                                Method of Payment.  (a)  On each Payment Date, the Trustee shall, or shall instruct a Paying Agent to, pay, to the extent of the Available Collections therefor transferred to a Note Account, to the Holders all principal, Redemption Price or Outstanding Principal Balance of, and interest on, the Notes; provided, that in the event and to the extent receipt of any payment is not confirmed by the Trustee or Paying Agent by 1:00 p.m.  (New York City time) on such Payment Date or any Business Day thereafter, distribution thereof shall be made on the Business Day following the Business Day such payment is received.

(b)         Payments on a Payment Date with respect to (i) any Notes in the form of Global Notes shall be made by wire transfer to or as instructed by the Depositary (which such instructions shall be delivered at least five (5) Business Days before the applicable Payment Date) so long as it is the Holder thereof and (ii) Notes in the form of Definitive Notes shall be made by check mailed to each Holder of a Definitive Note determined on the applicable Record Date, at its address appearing in the Register; alternatively, Holders of Definitive Notes, upon application in writing to the Trustee, not later than the applicable Record Date, may have such payment made by wire transfer to an account designated by such Holder at a financial institution in New York, New York; provided that, Holders of Definitive Notes having an aggregate principal amount of not less than $1,000,000 shall have such payment made by wire transfer to an account designated by such Holder at a financial institution in New York, New York.  The final payment with respect to any Global Note or Definitive Note, however, shall be made only upon presentation and surrender of such Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment.  The Trustee or Paying Agent shall mail such notice of the final payment of each Note to the Holder thereof, specifying the date and amount of such final payment, no later than five (5) Business Days prior to such final payment.

(c)  Any and all payments and deposits required to be made under this Indenture or the Notes by the Issuer to or for the benefit of a Holder shall, except as otherwise required by applicable law, be made free and clear of and without deduction for any and all present or future Taxes and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority.

(d) Each Holder not organized under the laws of the United States or a state thereof shall, to the extent that it is entitled to receive payments under this Indenture without deduction or withholding of any United States federal income taxes (other than withholding Taxes), provide an original IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-9 or any other information and documentation that may be necessary in order to obtain such exemption.

(e) If a payment made to the Initial Liquidity Facility Provider under the Indenture would be subject to United States withholding tax imposed by FATCA, such Initial Liquidity Facility Provider shall deliver to the Administrative Agent and the Issuer, at the time or times prescribed by law or at such time or times reasonably requested by the Administrative Agent or Issuer, such documentation as may be necessary to determine that such Initial Liquidity Facility Provider has complied with FATCA or to determine the extent to which such Initial Liquidity Facility Provider is subject to withholding under FATCA.

Section 2.06                                Minimum Denomination.  The Notes shall be issued and may be transferred or exchanged only in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

Section 2.07                                Transfer and Exchange; Cancellation.  (a)  Certain Transfers and Exchanges.  Transfer of any Global Note shall be by delivery.  The Issuer agrees with the Depositary that a Global Note and the corresponding Beneficial Interests therein shall only be transferred in the circumstances described in this Indenture.  All Global Notes will be exchanged by the Issuer for Notes in definitive registered form substantially as set forth in Exhibit A-1 or A-2 (as applicable) to this Indenture (each, a “Definitive Note”) if (i) the Depositary notifies the Issuer or the Trustee in writing that it is no longer willing or able to properly discharge its responsibilities as depositary with respect to the Global Notes and a successor depositary is not appointed by the Depositary at the request of the Issuer within 90 days of such notice or (ii) after the occurrence of an Event of Default with respect to the Notes the owners of Beneficial Interests representing an aggregate of not less than 51% of the aggregate Outstanding Principal Balance of the Notes advise the Issuer, the Trustee and the Depositary through the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of such owners.  Upon surrender to the Trustee of the Global Notes, accompanied by registration instructions from the Holder of such Global Note as provided in this Indenture, the Issuer shall issue and, upon written instructions of the Issuer, the Trustee shall authenticate and deliver Definitive Notes to the owners of Beneficial Interests therein.

None of the Issuer, the Paying Agent or the Trustee shall be liable for any delay in delivery of such registration instructions and may conclusively rely on, and shall be fully protected in relying on, such registration instructions as provided in accordance with the terms of this Indenture.  Upon the issuance of Definitive Notes, the Trustee shall recognize the Persons in whose name the Definitive Notes are registered in the Register as Holders hereunder.  Neither the Issuer nor the Trustee shall be liable if the Trustee or the Issuer is unable to appoint a successor to DTC.

The transfer and exchange of Beneficial Interests in Global Notes shall be effected through DTC, in accordance with this Indenture and the Applicable Procedures of DTC therefor.  The transfer and exchange of Beneficial Interests shall be subject to restrictions on transfer comparable to those set forth in Section 2.12 and elsewhere herein.  The Trustee shall have no obligation to ascertain DTC’s compliance with any such restrictions on transfer or exchange.

Any Beneficial Interest in one of the Global Notes that is transferred to a Person who will hold such Beneficial Interest in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such first Global Note and become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to Beneficial Interests in such other Global Note for as long as it holds such an interest therein.

Global Notes may also be exchanged or replaced, in whole or in part, as provided in Section 2.08.  Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof pursuant to Section 2.08 shall be authenticated and delivered in the form of, and shall be, a Global Note in registered form.  A Global Note may not be exchanged for another Note other than as provided in Sections 2.07(a) and 2.08.

(b)         Transfer and Exchange of Definitive Notes.  A Holder may transfer a Definitive Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture.  No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register.

Prior to the due presentment for registration of transfer of a Definitive Note, the Issuer and the Trustee may deem and treat the applicable registered Holder as the absolute owner and Holder of such Definitive Note for the purpose of receiving payment of all amounts payable with respect to such Definitive Note and for all other purposes and shall not be affected by any Written Notice to the contrary.  The Registrar (if different from the Trustee) shall promptly notify the Trustee and the Trustee shall promptly notify the Issuer of each request for a registration of transfer of a Definitive Note.

When Definitive Notes are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Definitive Notes are accompanied by a completed Transfer Notice in the form attached to such Definitive Notes duly executed by the Holder thereof (or by an attorney who is authorized in writing to act on behalf of the Holder) and by an agreement in the form of Exhibit I hereto duly executed by the transferee of such Definitive Notes).  To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall, upon the written order of the Issuer, authenticate Definitive Notes.  Except as set forth in Sections 2.08 and 2.09, no service charge shall be made for any registration of transfer or exchange of any Definitive Notes.

The Registrar shall not be required to exchange or register the transfer of any Definitive Notes as above provided during the 15-day period preceding the Final Maturity Date of any such Notes or during the period after the first mailing of any notice of Redemption of Notes to be redeemed.  The Registrar shall not be required to exchange or register the transfer of any Definitive Notes that have been selected, called or are being called for Redemption except, in the case of any Definitive Notes where notice has been given that such Definitive Notes are to be redeemed in part, the portion thereof not so to be redeemed.

(c)           Cancellation.  The Issuer at any time may deliver Notes to the Trustee for cancellation.  Each Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange, payment or purchase.  The Trustee and no one else shall cancel and destroy in accordance with its customary practices in effect from time to time any such Notes, together with any other Notes surrendered to it for registration of transfer, exchange or payment.  The Issuer may not issue new Notes (other than Refinancing Notes issued in connection with any Refinancing) to replace Notes it has redeemed, paid or delivered to the Trustee for cancellation.

Section 2.08           Mutilated, Destroyed, Lost or Stolen Notes.  If any Definitive Note or Global Note shall become mutilated, destroyed, lost or stolen, the Issuer shall, upon the written request of the Holder thereof and presentation of such Note or satisfactory evidence of destruction, loss or theft thereof to the Trustee or Registrar, issue, and the Trustee shall authenticate and the Trustee or Registrar shall deliver in exchange therefor or in replacement thereof, a new Definitive Note or Global Note, payable to such Holder in the same principal amount, of the same maturity, with the same payment schedule, bearing the same interest rate and dated the date of its authentication.  If the Definitive Note or Global Note being replaced has become mutilated, such Note shall be surrendered to the Trustee or the Registrar and forwarded to the Issuer by the Trustee or the Registrar.  If the Definitive Note or Global Note being replaced has been destroyed, lost or stolen, the Holder thereof shall furnish to the Issuer, the Trustee or the Registrar (a) such security or indemnity as may be required by them to save the Issuer, the Trustee and the Registrar harmless and (b) evidence satisfactory to the Issuer, the Trustee and the Registrar of the destruction, loss or theft of such Definitive Note or Global Note and of the ownership thereof, provided that the requirements of this sentence with respect to any Holder that is a QIB shall be satisfied by delivery of an indemnity of such Holder in form and substance satisfactory to the Trustee  and an affidavit of such Holder as to the destruction, loss or theft.

The Holder(s) will be required to pay any Tax or other governmental charge imposed in connection with such exchange or replacement and any other expenses (including the fees and expenses of the Trustee and the Registrar) connected therewith.

Section 2.09           Payments of Transfer Taxes.  Upon the transfer of any Note or Notes pursuant to Section 2.07, the Issuer or the Trustee may require from the party requesting such new Note or Notes payment of a sum to reimburse the Issuer or the Trustee for, or to provide funds for the payment of, any transfer tax or similar governmental charge payable in connection therewith.

Section 2.10           Refinancing.  (a)  Subject to Section 2.01(a), the next succeeding two sentences, paragraphs (b), (c) and (d) below and Section 5.02(c)(ii), the Issuer may issue Refinancing Notes pursuant to this Indenture for the purpose of refinancing the Outstanding Principal Balance of the Initial Notes and any Refinancing Notes.  Each refinancing of the Initial Notes or Refinancing Notes with the proceeds of an offering of Refinancing Notes (a “Refinancing”) shall be authorized pursuant to one or more Trustee Resolutions.  Each Refinancing Note shall constitute a “Note” for all purposes under this Indenture, and shall have the class or subclass designation and such further designations added or incorporated in such title as specified in the related Trustee Resolutions, in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes, as the case may be.

(b)           A Refinancing of the Initial Notes or any Refinancing Notes in whole may occur on any Payment Date after the Initial Closing Date and shall be effected as an Optional Redemption pursuant to Section 3.11(a).  No partial Refinancing of the Initial Notes or any Refinancing Notes shall be permitted.  On the date of any Refinancing, the Issuer shall issue and sell an aggregate principal amount of Refinancing Notes in an amount at least equal to the Redemption Price of the Notes being refinanced thereby and any accrued and unpaid interest plus the Refinancing Expenses relating thereto and any amount to be deposited in any Cash Collateral Account for such Refinancing Notes.  The proceeds of each sale of Refinancing Notes shall be used to make the deposit required by Section 3.11(d), to pay such Refinancing Expenses, to fund such Cash Collateral Account and for such other purposes as may be specified in the Trustee Resolution.

(c)           Each Refinancing Note shall contain such terms as may be established in or pursuant to the related Trustee Resolution (subject to Section 2.01), in any indenture supplemental hereto providing for the issuance of such Notes or specified in the form of such Notes to the extent permitted below, which supplemental indenture may include such amendments to this Indenture as shall be specified in the Trustee Resolutions.  Prior to any Refinancing, any or all of the following, as applicable, with respect to the related issue of Refinancing Notes shall have been determined by the Issuer and set forth in one or more Trustee Resolutions, in any indenture supplemental hereto or specified in the form of such Notes, as the case may be:

(i)            the Notes to be refinanced by such Refinancing Notes;

(ii)           the aggregate principal amount of such Refinancing Notes that may be issued;

(iii)          the proposed date of such Refinancing;

(iv)          the Expected Final Payment Date, if applicable, and the Final Maturity Date of such Refinancing Notes;

(v)           whether such Refinancing Notes are to have the benefit of any Eligible Credit Facility and, if so, the amount and other terms thereof and/or the existence of any Cash Collateral Account and/or any increase in the Required Amount for any Cash Collateral Account;

(vi)          the rate at which such Refinancing Notes shall bear interest or the method by which such rate shall be determined;

(vii)         if other than denominations of $200,000 or higher integral multiples of $1,000 (with respect to Notes), the denomination or denominations in which such Refinancing Notes shall be issuable;

(viii)        whether beneficial owners of interests in any such permanent global Refinancing Note may exchange such interests for Refinancing Notes under which any such exchanges may occur, if other than in the manner provided in Section 2.07, and the circumstances under which and the place or places where any such exchanges may be made and the identity of any initial depositary therefor if not DTC;

(ix)           the class and subclass of Notes to which such Refinancing Notes belong; and

(x)            any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to such Refinancing Notes (which terms shall comply with Applicable Law and not be inconsistent with the requirements or restrictions of this Indenture, including Section 5.02(c)(ii)).

If any of the terms of any issue of Refinancing Notes are established by action taken pursuant to one or more Trustee Resolutions, such Trustee Resolutions shall be delivered to the Trustee setting forth the terms of such Refinancing Notes.

(d)           In connection with a Refinancing of the Initial Notes, the Initial Liquidity Facility shall be terminated and a condition of such Refinancing shall be the payment in full to the Initial Liquidity Facility Provider of all amounts related to and due under the Initial Liquidity Facility.

(e)           In connection with any Refinancing of Notes, the Issuer shall pay to all parties to the Related Documents all reasonable costs and expenses related thereto.

Section 2.11           [Reserved].

Section 2.12           Special Transfer Provisions.  (a)  Certain Transfers and Exchanges of Beneficial Interests.  In connection with all transfers and exchanges of a Beneficial Interest in a Global Note for a Definitive Note, the transferor of such Beneficial Interest must deliver to the Trustee either (i) (A) instructions given in accordance with the Applicable Procedures from a Participant directing DTC to credit or cause to be credited a Beneficial Interest corresponding to the specified Global Note in an amount equal to the Beneficial Interest to be transferred or exchanged, (B) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase in connection with such transfer or exchange and (C) instructions given by the Depositary to effect the transfer referred to in (A) and (B) above or (ii) (A) instructions given in accordance with Applicable Procedures from a Participant directing DTC to direct the Trustee to cause to be issued a Definitive Note by means of the process set forth in Section 2.07(a) (if permitted pursuant to Section 2.07) in an amount equal to the Beneficial Interest to be transferred or exchanged and (B) instructions given by the Holder of the Beneficial Interest in such Global Note to effect the transfer referred to in (A) above.

(b)           Transfer of Beneficial Interests in the Same Global Note.  Beneficial Interests in a Global Note may be transferred to Persons who will hold such Beneficial Interest in a form corresponding to the same Global Note in accordance with the transfer restrictions set forth in the Restrictive Legend.

(c)           Transfer of Beneficial Interests to Another Global Note.  Beneficial Interests corresponding to one of the Global Notes may be transferred to Persons who will hold such Beneficial Interest in the form of a Beneficial Interest corresponding to the other Global Note subject to the following:

(i)            If a Holder of a Beneficial Interest in a Rule 144A Global Note deposited with the Depositary wishes to exchange its Beneficial Interest in such Rule 144A Global Note for a Beneficial Interest in the Regulation S Global Note, or to transfer its Beneficial Interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a Beneficial Interest in the corresponding Regulation S Global Note, the transferor of such Beneficial Interest must deliver to the Trustee (A) written instructions given in accordance with the Applicable Procedures from a Participant directing the Trustee, as Registrar, to cause to be credited a Beneficial Interest in the corresponding Regulation S Global Note in an amount equal to the Beneficial Interest in the Rule 144A Global Note to be exchanged or transferred, but not less than the minimum denomination applicable to Notes held through such Regulation S Global Note, (B) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account of the Depositary and, in the case of a transfer or exchange pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (C) a certificate in the form of Exhibit F hereto, including the certifications in item (2) thereof. The Trustee, as Registrar, will instruct the Depositary to reduce the principal amount of the Rule 144A Global Note and to increase the principal amount of the corresponding Regulation S Global Note by the aggregate principal amount of the Beneficial Interest in the Rule 144A Global Note to be exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a Beneficial Interest in such Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.

(ii)           If an Holder of a Beneficial Interest in a Regulation S Global Note deposited with the Depositary wishes at any time to exchange its Beneficial Interest in such Regulation S Global Note for a Beneficial Interest in a corresponding Rule 144A Global Note or to transfer its Beneficial Interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Beneficial Interest in the corresponding Rule 144A Global Note, the transferor of such Beneficial Interest must deliver to the Trustee (A) written instructions from Euroclear and Clearstream or the Depositary, as the case may be, directing the Trustee, as Registrar, to cause to be credited a Beneficial Interest in the corresponding Rule 144A Global Note equal to the Beneficial Interest in the Regulation S Global Note to be exchanged or transferred but not less than the minimum denomination applicable to Notes held through such Rule 144A Global Notes, such instructions to contain information regarding the Participant account with the Depositary to be credited with such increase and (B)  prior to or on the 40th day after the later of the commencement of the offering of the Notes and the relevant Closing Date (the “Restricted Period”), a certificate in the form of Exhibit F hereto, including the certifications in item (1) thereof.  After the expiration of the Restricted Period the certification requirements of this clause (ii) will no longer apply to such transfers.

The Trustee, as Registrar, will instruct the Depositary to reduce the Regulation S Global Note by the aggregate principal amount of the Beneficial Interest in the Regulation S Global Note to be transferred or exchanged and shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a Beneficial Interest in the corresponding Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.

(d)           Notation by the Trustee of Transfer of Beneficial Interests Among Global Notes.  Upon satisfaction of the requirements for transfer of Beneficial Interests pursuant to paragraphs (a) and (c) above, the Depositary shall present to the Trustee (x) the relevant Global Note from which the Beneficial Interests are being transferred to reduce the principal amount of such Global Note and (y) the relevant Global Note to which the Beneficial Interests are being transferred to increase the principal amount of such Global Note, in each case, by the principal amount of such Beneficial Interests being transferred (and an appropriate notation shall be made thereon by the Trustee).  The Trustee shall then promptly deliver appropriate instructions to DTC to reduce or reflect on its records a reduction of the Beneficial Interests in the Global Note from which the Beneficial Interests are being transferred by the principal amount of such Beneficial Interests, and the Trustee shall promptly deliver appropriate instructions to DTC concurrently with such reduction, to increase or reflect on its records an increase of the Beneficial Interests in the Global Note to which Beneficial Interests are being transferred by the principal amount of such Beneficial Interests, and to credit or cause to be credited to the account of the Participant specified in the instructions delivered by the transferor of such Beneficial Interests pursuant to paragraph (a) of this Section 2.12 the Beneficial Interests being transferred.

(e)           Exchange of Beneficial Interests for Definitive Notes.  Any Definitive Note delivered in exchange for a Beneficial Interest corresponding to a Rule 144A Global Note or Regulation S Global Note, as the case may be, pursuant to this Indenture and Section 2.07(a) shall, except as otherwise provided by paragraph (f) of this Section 2.12, bear the Restrictive Legend set forth in Section 2.02.

(f)            Restrictive Legend.  Upon the transfer, exchange or replacement of Definitive Notes not bearing the Restrictive Legend, the Registrar shall deliver Definitive Notes that do not bear the Restrictive Legend.  Upon the transfer, exchange or replacement of Definitive Notes bearing the Restrictive Legend, the Registrar shall deliver only Definitive Notes that bear the Restrictive Legend unless, in the case of Initial Notes, there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(g)           General.  By its acceptance of any Note bearing the Restrictive Legend, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Restrictive Legend and agrees that it will transfer such Note only as provided in this Indenture and in such Note.  By its acceptance of a Beneficial Interest corresponding to any Global Note, each such owner acknowledges the restrictions on transfer of such Beneficial Interest set forth in this Indenture and agrees that it will transfer such Beneficial Interest only as set forth in this Indenture.  The Registrar shall not register a transfer of any Definitive Note unless such transfer complies with the restrictions on transfer of such Definitive Note set forth in this Indenture.  In connection with any transfer of Notes or Beneficial Interests corresponding thereto, each Holder or owner thereof agrees by its acceptance of such Notes or such Beneficial Interests to furnish the Trustee or the Depositary, as the case may be, the certifications and legal opinions described herein to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee or Depositary, as the case may be, shall not be required to determine (but may rely on a determination made by the Issuer with respect to) the sufficiency of any such legal opinions.

(h)           Transfers of Global Notes. Subject to clauses (c) and (d) above, transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor’s nominee.

The Trustee shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.12 in accordance with its customary procedures.  The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during normal business hours upon the giving of reasonable Written Notice to the Trustee.

Section 2.13           [Reserved].

Section 2.14           Statements to Holders.  (a)  On the last Business Day before each Payment Date, the Issuer shall cause the Administrative Agent to deliver to the Trustee, the Controlling Trustees, each Rating Agency, and the Initial Liquidity Facility Provider, and the Trustee shall promptly thereafter (but not later than such Payment Date) make available on the Trustee’s Website to each Holder who has registered on the Trustee’s Website and provided proof of its ownership of the Notes to the Trustee (each such Holder a “Certified Holder”), a written report signed by a Responsible Officer of the Administrative Agent, substantially in the form attached as Exhibit E-1 hereto prepared by the Administrative Agent and setting forth the information described therein (each, a “Monthly Report”).  The Issuer shall cause the Administrative Agent to deliver a copy of the Annual Budget for each year with the Monthly Report for January in such year, and the Trustee shall include a copy of such Annual Budget with the Monthly Report for January made available on the Trustee’s Website to the Certified Holders.  The Issuer shall cause the Administrative Agent to deliver to the Trustee, the Controlling Trustees, each Rating Agency, and the Initial Liquidity Facility Provider with the Monthly Report for each June, and the Trustee shall make available on the Trustee’s Website with the Monthly Report for each June to the Certified Holders, a written report signed by a Responsible Officer of the Administrative Agent, substantially in the form attached as Exhibit E-2 hereto prepared by the Administrative Agent and setting forth the information described therein (each, an “Annual Report”).  The Trustee shall make available on the Trustee’s Website a copy of each Monthly Report and Annual Report to any Certified Holder.  The Trustee shall be permitted to change the method by which the Monthly Report or the Annual Report is distributed to Holders in order to make such distribution more convenient and/or more accessible to the Holders.  The Trustee shall provide timely and adequate notification to the Holders of any such change.  If the Notes are then listed on any stock exchange, the Trustee also shall provide a copy of each Monthly Report and each Annual Report to the applicable listing agent on behalf of such stock exchange at the address set forth in Section 12.05.

(b)           The Issuer shall cause the Administrative Agent to deliver, after the end of each calendar year but not later than the latest date permitted by law, to the Trustee, the Initial Liquidity Facility Provider and the Controlling Trustees, and the Trustee shall (or shall instruct any Paying Agent to) furnish to each Person who at any time during such calendar year was a Holder of Notes during such calendar year, a statement prepared by the Administrative Agent containing the sum of the amounts determined pursuant to Exhibit E-1 hereto with respect to the Notes for such calendar year or, in the event such Person was a Holder of Notes during only a portion of such calendar year, for the applicable portion of such calendar year, and such other items as are readily available to the Administrative Agent and which a Holder shall reasonably request as necessary for the purpose of such Holder’s preparation of its U.S. federal income or other tax returns.

So long as any of the Notes are Global Notes held by the Depositary or its nominee, such report and such other items will be prepared on the basis of such information supplied to the Administrative Agent by the Depositary, and will be delivered by the Trustee, when received from the Administrative Agent, to the Depositary and the applicable beneficial owners in the manner described above.  In the event that any such information has been provided by any Paying Agent directly to such Person through other tax-related reports or otherwise, the Trustee in its capacity as Paying Agent shall not be obligated to comply with such request for information.

(c)           The Issuer shall cause a copy of each statement, report or document described in Section 2.14(a) and Section 6.12 to be concurrently delivered by the Administrative Agent to each Rating Agency.

(d)           At such time, if any, as the Notes are issued in the form of Definitive Notes, the Trustee shall deliver the information described in Section 2.14(b) to each Holder of a Definitive Note for the relevant period of ownership of such Definitive Note as appears on the records of the Registrar.

(e)           Following each Payment Date and any other date specified herein for distribution of any payments with respect to the Notes and prior to a Refinancing or Redemption, the Trustee shall cause notice thereof to be given (i) by publication in such English language newspaper or newspapers having a general circulation in Europe, (ii) by either of (A) the information contained in such notice appearing on the relevant page of the Reuters Screen or such other medium for the electronic display of data as may be available to the Trustee and notified to Holders or (B) publication in the Financial Times (European Edition) and The Wall Street Journal (National Edition) or, if either newspaper shall cease to be published or timely publication therein shall not be practicable, in such English language newspaper or newspapers having a general circulation in Europe and the United States of America and (iii) so long as such Notes are registered with DTC, Euroclear and/or Clearstream, delivery of the relevant notice to DTC, Euroclear and/or Clearstream for communication by them to Holders. Notwithstanding the above, any notice to the Holders of Floating Rate Notes specifying an interest rate for such Notes, any Payment Date, any principal payment or any payment of premium, if any, shall be validly given by delivery of the relevant notice to DTC, Euroclear and/or Clearstream for communication by them to such Holders, without the need for publication in an English language newspaper described in clause (i) of the preceding sentence. If the Notes are listed on a stock exchange, notice specifying (a) an increase in the interest rate of the Notes or (b) redemption of principal of any Notes must be published in a daily newspaper of general circulation in the jurisdiction in which such stock exchange is located for so long as any class of Notes is listed on such stock exchange.  Any such notice shall be deemed to have been given on the first day on which any of such conditions shall have been met.

(f)            The Trustee shall be at liberty to sanction some other method of giving notice to the Holders if, in its opinion, such other method is reasonable, having regard to the number and identity of the Holders and/or to market practice then prevailing, is in the best interests of the Holders and will comply with the rules of any stock exchange on which any Notes are listed as confirmed by the listing agent for such stock exchange or such other stock exchange (if any) on which the Notes are then listed, and any such notice shall be deemed to have been given on such date as the Trustee may approve; provided that notice of such method is given to the Holders in such manner as the Trustee shall require.

Section 2.15           CUSIP, CCN and ISIN Numbers.  The Issuer in issuing the Notes may use “CUSIP”, “CCN”, “ISIN” or other identification numbers (if then generally in use), and if so, the Trustee shall use CUSIP numbers, CCN numbers, ISIN numbers or other identification numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes; provided further, that failure to use “CUSIP”, “CCN”, “ISIN” or other identification numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

Section 2.16           Holder Representations and Covenants.  Each Holder and beneficial owner of a Note, by the purchase of such Note or beneficial interest therein, covenants and agrees that it will treat such Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.  Each Holder agrees to the Issuer’s calculation of the comparable yield and projected payment schedule, as set forth in Schedule 6, to determine the amount and timing of the accrual of original issue discount on the Notes for U.S. federal income tax purposes.

ARTICLE III

ACCOUNTS; PRIORITY OF PAYMENTS

Section 3.01           Accounts.    Establishment of Accounts.  The Administrative Agent, shall direct the Operating Bank in writing to establish and maintain on its books and records in the name of the Security Trustee on behalf of the Secured Parties: (i) a collections account (the “Collections Account”), one or more lessee funded accounts as provided in the Administrative Agency Agreement (each, a “Lessee Funded Account”), a security deposit account (the “Security Deposit Account”), an expense account (the “Expense Account”), one note account for the Initial Notes (a “Note Account”), an engine purchase account (the “Engine Purchase Account”), an engine replacement account (the “Engine Replacement Account”), a liquidity reserve account for the Notes (the “Liquidity Facility Reserve Account”), a payment account for the Initial Liquidity Facility (the “Initial Liquidity Payment Account”), in each case on or before the Initial Closing Date and (ii) thereafter one or more rental accounts (each, a “Rental Account”) and any additional Lessee Funded Accounts, in each case provided for in the Administrative Agency Agreement, a defeasance/redemption account (the “Defeasance/Redemption Account”), a refinancing account (the “Refinancing Account”), any additional note accounts for any Refinancing Notes (each, a “Note Account” together with the Note Account for the Initial Notes, the “Note Accounts”), and any other Account (including, any Cash Collateral Account) the establishment of which is set forth in a Trustee Resolution delivered to the Security Trustee and the Administrative Agent, in each case at such time as is set forth in this Section 3.01 or in such Trustee Resolution.  Each Account shall be established and maintained as an Eligible Account in accordance with the terms of, and be subject to, the Security Trust Agreement so as to create, perfect and establish the priority of the security interest of the Security Trustee in such Account and all cash, Investments and other property therein under the Security Trust Agreement and otherwise to effectuate the Security Trust Agreement.  Each new Account established pursuant to Section 2.04 of the Administrative Agency Agreement shall, when so established, be the Account of such name and purposes for all purposes of this Indenture.

(a)           Eligible Accounts.  If, at any time, any Account ceases to be an Eligible Account, the Administrative Agent or an agent thereof shall, within ten (10) Business Days, establish a new account meeting the conditions set forth in this Section 3.01 in respect of such Account and transfer any cash or Permitted Account Investments in the existing Account to such new account; and from the date such new account is established, it shall have the same designation as the existing Account.

If an Operating Bank should change at any time (including, any replacement of an Operating Bank for failing to be an Eligible Institution), then the Administrative Agent, acting on behalf of the Security Trustee, shall thereupon promptly establish replacement accounts as necessary at the successor Operating Bank and transfer the balance of funds in each Account then maintained at the former Operating Bank pursuant to the terms of the Administrative Agency Agreement to such successor Operating Bank.

(b)           Withdrawals and Transfers Generally.  Any provision of this Indenture relating to any deposit, withdrawal or any transfer to or from, any Account shall be effected by the Administrative Agent directing the Operating Bank by a Written Notice of the Administrative Agent (such Written Notice to be provided to the Operating Bank by 1:00 p.m.  (New York City time) on the date of such deposit, withdrawal or transfer) given in accordance with the terms of this Indenture, the Administrative Agency Agreement and the Security Trust Agreement.  Each such Written Notice to the Operating Bank shall be also communicated in computer file format or in such other form as the Administrative Agent, the Operating Bank, the Trustee and the Security Trustee agree; provided that, in the case of communication in computer file format or any other form other than a written tangible form, a written tangible form thereof shall promptly thereafter be sent to the Operating Bank.  No deposit, withdrawal or transfer to or from any Account shall be made except in accordance with the terms of this Indenture, the Security Trust Agreement and the Administrative Agency Agreement or by any Person other than the Trustee or the Operating Bank (only upon the Written Notice of the Administrative Agent).  Each of the parties to this Indenture acknowledges that the terms of this Indenture contemplate that the Administrative Agent will receive certain information from other parties to this Indenture and the Related Documents in order for the Administrative Agent to be able to perform all or any part of its obligations hereunder, that the Administrative Agent will be able to perform its obligations hereunder only to the extent such information is provided to the Administrative Agent by the relevant parties and that the Administrative Agent may conclusively rely, absent manifest error, on such information as it receives without undertaking any independent verification of that information.  The Administrative Agent agrees that if it does not receive any such information it will promptly notify the party who was to provide such information of such failure.

(c)           Collections Account.  All Collections (including all Rental Payments and Usage Fees transferred from the Rental Accounts, Net Sale Proceeds, Partial Loss Proceeds and any amounts transferred from the Security Deposit Account) shall be, when received, deposited in the Collections Account, and all cash, Investments and other property in the Collections Account shall be transferred from or retained in the Collections Account in accordance with the terms of this Indenture.

(d)           Lessee Funded Account.  Any Segregated Funds received from time to time from any Lessee or pursuant to any Acquisition Agreement shall be transferred by the Operating Bank at the written direction of the Administrative Agent from the Collections Account into the related Lessee Funded Account.  The Administrative Agent shall not make any withdrawal from, or transfer from or to, any Lessee Funded Account in respect of (i) any portion of the Segregated Funds therein consisting of a security deposit except, upon the termination of the related Lease, as provided in such Lease or (ii) any Segregated Funds that is contrary to the requirements of the respective Leases as to Segregated Funds and the requirements of the Security Trust Agreement (including the agreement of the Security Trustee that it designate on its account records that it holds its interest in each Lessee Funded Account for the benefit of the respective Lessee in respect of whom such Segregated Funds are held).  Without limiting the foregoing, no cash, Investment and other property in a Lessee Funded Account may be used to make payments, other than as permitted under Section 3.08, in respect of the Notes at any time, including after the delivery of a Default Notice.

Any Segregated Funds relating to an expired or terminated Lease that remain in a Lessee Funded Account after expiration or termination of such Lease and that are not due and owing to the relevant Lessee under such expired or terminated Lease shall, if so required under the terms of a subsequent Lease, if any, relating to such Engine, be credited in a Lessee Funded Account for the benefit of the next Lessee of the relevant Engine to the extent required under the terms of such subsequent Lease and, to the extent not so required, transferred to the Collections Account.  When and as provided in the Administrative Agency Agreement, the Administrative Agent shall cause to be established such additional Lessee Funded Accounts.

(e)           Security Deposit Account.  Any cash security deposits received from time to time from any Lessee or pursuant to any Acquisition Agreement (other than any cash security deposit required to be Segregated Funds, which shall be deposited in the related Lessee Funded Account) shall be transferred by the Operating Bank at the written direction of the Administrative Agent from the Collections Account into the Security Deposit Account.  Any security deposits relating to an expired Lease that remain in the Security Deposit Account after expiration or termination of such Lease and that are not due and owing to the relevant Lessee under such expired or terminated Lease (and not owing to the relevant Issuer Group Member) and accordingly not required to be transferred to the Expense Account under Section 3.08(c)(ii) shall, if so required under the terms of a subsequent Lease, if any, relating to such Engine, be credited in the Security Deposit Account or a Lessee Funded Account for the benefit of the next Lessee of the relevant Engine and, to the extent not so required, transferred to the Collections Account.  No cash, Investment or other property in the Security Deposit Account may be used to make payments, other than as permitted under Section 3.08 hereof, in respect of the Notes at any time, except that on the earlier of the delivery of a Default Notice and the occurrence of an Acceleration Default, the Administrative Agent shall direct the Trustee to, and the Trustee shall, or shall cause the Operating Bank to, withdraw the collected credit balance of the Security Deposit Account and apply such amount in accordance with the payment priorities set forth in Section 3.09(c).

(f)            Expense Account.  On each Payment Date, such amounts as are provided in Section 3.09 in respect of the Required Expense Amount shall be deposited into the Expense Account from the Collections Account.  Expenses shall be paid from the Expense Account as provided in Section 3.04.

(g)           Note Account.  The Administrative Agent shall cause the Operating Bank to establish and maintain a Note Account for the Initial Notes (and upon the issuance of any Refinancing Notes, any additional Note Accounts for such Refinancing Notes) in accordance with Section 3.01(a) in the name of the Security Trustee for the benefit of the Holders of the Initial Notes.  Upon the transfer of any amounts to the applicable Note Accounts in accordance with Section 3.08, Section 3.09 or Section 3.14, the Trustee on the same day shall, or shall cause the Operating Bank to, pay all such amounts to the Holders of Notes as of the related Record Date in accordance with the terms of this Indenture.

(h)           Engine Purchase Account.  As and to the extent provided in Section 3.03(a), an amount equal to the aggregate Cash Payment Amounts for the Remaining Initial Engines will be transferred from the Collections Account out of the proceeds of the Initial Notes (after any other deposits or transfer out of such proceeds) to the Engine Purchase Account.  The amount so deposited shall be held in such Account and invested in Permitted Account Investments until applied as provided in Section 3.04 or Section 3.05, as applicable. The Administrative Agent shall give Written Notice to the Security Trustee, Trustee and the Operating Bank of the satisfaction or waiver (specifying which) of all conditions for the payment of the Cash Payment Amount for any Remaining Initial Engine, and no amounts may be withdrawn or transferred from the Engine Purchase Account with respect to the Cash Payment Amount for such Remaining Initial Engine until receipt of such notice as to such Remaining Initial Engine, except as provided in Section 3.04(g) and Section 3.08(h).

(i)            Engine Replacement Account.

(i)            The Issuer may elect, by notice to the Trustee in writing, not later than the last Business Day preceding the later of the date of any Permitted Engine Disposition and the date on which the Net Sale Proceeds of such Permitted Engine Disposition are received, to deposit all or a portion of the Net Sale Proceeds realized from such Permitted Engine Disposition, whether or not initially deposited in the Collections Account, in (x) the Engine Replacement Account or (y) a Qualified Escrow Account maintained by a Qualified Intermediary, provided that such written direction shall be accompanied by a Trustee Resolution that such election has been made and that the requirements of Sections 5.02(o) in respect of such Permitted Engine Disposition have been satisfied. The Trustee shall, or shall cause the Operating Bank to, retain in the Collections Account all or any portion of the Net Sale Proceeds realized from any Permitted Engine Disposition as to which the direction described in the preceding sentence is not received by the end of the last Business Day preceding the later of the date of any Engine Disposition and the date on which such Net Sale Proceeds are received.

(ii)           The Issuer may elect to apply the Net Sale Proceeds from a Permitted Engine Disposition deposited in the Engine Replacement Account or a Qualified Escrow Account pursuant to Section 3.01(j)(i) in a Permitted Engine Acquisition at any time during the applicable Replacement Period.

(iii)          Upon Written Notice from the Administrative Agent, (A) the Qualified Intermediary shall transfer any Net Sale Proceeds from an Engine Disposition remaining in a Qualified Escrow Account at the end of the applicable Replacement Period for such Engine Disposition to the Collections Account on the next Business Day after the end of such Replacement Period and (B) the Operating Bank shall transfer any Net Sale Proceeds from an Engine Disposition remaining in the Engine Replacement Account at the end of the applicable Replacement Period for such Engine Disposition to the Collections Account on the next Business Day after the end of such Replacement Period; provided that if, as of any Calculation Date the Administrative Agent determines that the portion of the Balance on deposit in the Engine Replacement Account that is attributable to Net Sale Proceeds realized from Permitted Engine Dispositions for which the Net Sale Proceeds were less than the Sale Proceeds Threshold Amount is greater than the Maximum Retained Engine Replacement Balance (such excess amount, the “Excess Engine Replacement Amount”) such Excess Engine Replacement Amount shall be transferred from the Engine Replacement Account to the Collections Account in accordance with Section 3.08(j). All Net Sale Proceeds so transferred to the Collections Account may not be withdrawn therefrom, except for distribution in accordance with Section 3.09.

(j)            Liquidity Facility Reserve Account.  Following the funding of the Liquidity Facility Reserve Account with a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing, if the Administrative Agent determines in accordance with Section 3.07(g) that on any Payment Date after making all withdrawals and transfers to be made with respect to such Payment Date, there will be (i) a Required Expenses Shortfall, and/or (ii) a Liquidity Facility Interest Shortfall, the Administrative Agent shall so notify the Trustee in writing and shall direct the Operating Bank in writing on such Payment Date to withdraw from the Liquidity Facility Reserve Account the lesser of (A) the amount equal to the aggregate of the shortfalls in clauses (i) and (ii) above and (B) the amount on deposit therein.

The Trustee shall, or shall cause the Operating Bank to, as set out in the Written Notice from the Administrative Agent, apply the amount so withdrawn, first, to the Expense Account an amount such that the amount on deposit therein is at least equal to the Required Expense Amount for such Payment Date and second,  to the Note Account for the Initial Notes, in respect of the Interest Amount on the Initial Notes.  In the event the Liquidity Facility Reserve Account has been funded with a Downgrade Drawing and subsequently such Downgrade Event shall have been cured, following notice from the Initial Liquidity Facility Provider, the Administrative Agent shall so notify the Trustee in writing and shall direct the Operating Bank in writing to withdraw from the Liquidity Facility Reserve Account any Unapplied Downgrade Advance (as defined in the Initial Liquidity Facility) to be repaid to the Initial Liquidity Facility Provider.

(k)           Initial Liquidity Payment Account. On the date of any Facility Drawing the proceeds of such drawing shall be deposited into the Initial Liquidity Payment Account and withdrawn on the applicable Payment Date for distribution, in each case in accordance with Section 3.14(b).

(l)            Rental Accounts.  All Rental Payments, Usage Fees and other amounts received pursuant to any Related Collateral Document shall be deposited into the Collections Account.  If the Administrative Agent determines that, for any tax or other regulatory or legal reason, any such Collections may not be deposited into an account in the name of the Security Trustee on behalf of the Secured Parties, then, notwithstanding the requirements of Section 3.01(a), the relevant Issuer Group Member may establish one or more Rental Accounts for such Collections in its own name (but subject to the direction and control of the Administrative Agent) at any Eligible Institution; provided that the Issuer Group Member that is the Lessor under the relevant Lease is or becomes a party to a Security Document with respect to such Account. Except with respect to amounts, if any, that for local tax or other regulatory or legal reasons must be retained on deposit or as to the transfer of which the Administrative Agent determines there is any substantial uncertainty, all amounts deposited in such Rental Accounts in the name of such Issuer Group Member shall, within one Business Day of their receipt (or with respect to any Rental Payments or Usage Fees deposited into any Rental Account in the name of such Issuer Group Member described above, within three (3) Business Days of their receipt), be transferred by the Administrative Agent to the Collections Account.

(m)          Defeasance/Redemption Account.  Upon Written Notice of the Issuer to it, or a Trustee Resolution provided to it authorizing that the Notes are to be redeemed pursuant to Section 3.11 (other than in a Refinancing) or defeased under Article XI, the Administrative Agent shall cause the Operating Bank to establish and maintain a Defeasance/Redemption Account pursuant to Section 3.01(a) in the name of the Security Trustee on behalf of the Secured Parties.  All amounts received for the purpose of any such redemption or defeasance shall be deposited in the Defeasance/Redemption Account.

(n)           Refinancing Account.  Upon Written Notice of the Issuer to it of, or a Trustee Resolution provided to it authorizing, a Refinancing, the Administrative Agent shall cause the Operating Bank to establish and maintain a Refinancing Account pursuant to Section 3.01(a) in the name of the Security Trustee for the benefit of the Holders of the Initial Notes or previously issued Refinancing Notes, if any, to be refinanced.  All net cash proceeds of such Refinancing shall be deposited in the Refinancing Account and shall be held in such Account until such proceeds are applied to pay the Redemption Price of and all accrued and unpaid interest on the Notes being redeemed until such Notes are cancelled by the Trustee and Refinancing Expenses with respect thereto (except to the extent the Controlling Trustees have determined, as evidenced by a Trustee Resolution, to pay the same from funds available therefor in the Expense Account) and as otherwise provided in Section 5.02(c)(ii).

(o)           Additional Cash Collateral Accounts.  Upon receipt by the Administrative Agent of a Trustee Resolution providing for the establishment of any additional Cash Collateral Account as an Eligible Credit Facility for the Notes or in respect of any other Obligation, the Administrative Agent shall, by Written Notice, cause the Operating Bank to establish (within three (3) Business Days of the giving of such Written Notice) and maintain such Cash Collateral Account pursuant to Section 3.01(a) in the name of the Security Trustee for the benefit of the Holders of the Notes and/or the Secured Parties holding such other Obligation.  All amounts provided in connection with any such Trustee Resolution for deposit in such Account and all amounts to be deposited in such Account under Section 3.09 as an Eligible Credit Facility shall be held in such Cash Collateral Account for application, and all replenishment shall be made, in accordance with the terms of the Trustee Resolution relating to such Eligible Credit Facility, which Trustee Resolution shall include the basis of any replenishment of the Cash Collateral Account.

Section 3.02           Investments of Cash.  (a)  For so long as any Notes remain Outstanding, the Administrative Agent shall, or shall direct the Operating Bank in writing to, invest and reinvest  the funds on deposit in the Accounts in Permitted Account Investments specified by the Administrative Agent in such written instructions; provided, however, that the Initial Liquidity Facility Provider shall be entitled to direct the Administrative Agent to invest the amounts on deposit (if any) in the Liquidity Facility Reserve Account in Permitted Account Investments; provided further, however, that following the giving of a Default Notice or during the continuance of an Acceleration Default, the Administrative Agent shall direct the Operating Bank in writing to invest such funds on deposit in the Accounts in Permitted Account Investments described in clause (d) of the definition thereof (but in the case of a Lessee Funded Account only to the extent any such investment credited to such Lessee Funded Account or the Security Deposit Account is permitted by the Leases pursuant to which such funds were received) from the time of receipt thereof until such time as such amounts are required to be distributed pursuant to the terms of this Indenture.  The Administrative Agent shall make or cause to be made such investments and reinvestments and the Issuer (or the Administrative Agent acting on the Issuer’s instructions) and/or the Initial Liquidity Facility Provider as specified in the immediately preceding sentence shall provide such direction, all in accordance with the terms of the following provisions:

(i)            the Permitted Account Investments shall have maturities and other terms such that sufficient funds shall be available to make required payments pursuant to this Indenture (A) before the next Payment Date after which such investment is made, in the case of investments of funds on deposit in the Collections Account and the Expense Account, or (B) in accordance with a Written Notice provided by the Administrative Agent (after consultation with the Servicer), the requirements of the relevant Leases or Engine Agreements, in the case of investments of funds on deposit in the Lessee Funded Accounts; provided that an investment maturing within one year of the date of investment shall nevertheless be a Permitted Account Investment if it has been acquired with funds which are not reasonably anticipated, at the discretion of the Administrative Agent, to be required to be paid to any other Person or otherwise transferred from the applicable Account prior to such maturity;

(ii)           if any funds to be invested are not received in the Accounts by 1:00 p.m., New York City time, on any Business Day, such funds shall, if possible, be invested in overnight Permitted Account Investments described in clause (d) of the definition thereof; provided that none of the Administrative Agent, the Trustee, the Security Trustee, the Operating Bank or the Initial Liquidity Facility Provider shall be liable for any losses incurred in respect of the failure to invest funds not thereby received; and

(iii)          if required by the terms of a Lease, any investments of Segregated Funds on deposit in a Lessee Funded Account or funds on deposit in the Security Deposit Account shall be made on behalf of the relevant Lessee in such investments as may be required thereunder.

(b)           The Trustee or its Affiliates is permitted to receive additional compensation (which compensation should be decided on an arm’s length basis) that could be deemed to be in their respective economic self interest for (i) serving as an investment advisor, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain Permitted Account Investments, (ii) using Affiliates to effect transactions in certain Permitted Account Investments and (iii) effecting transactions in certain Permitted Account Investments.

(c)           Except as expressly provided hereunder, neither the Trustee nor the Operating Bank shall have any obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Administrative Agent or the Initial Liquidity Facility Provider, as the case may be.  In no event shall the Trustee or the Operating Bank be liable for the selection of investments or for investment losses incurred thereon.  Neither the Administrative Agent, the Trustee nor the Operating Bank shall have any liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer or the Initial Liquidity Facility Provider, as the case may be, to provide timely written investment direction.  Neither the Administrative Agent, the Trustee nor the Operating Bank guarantees the performance of any Permitted Account Investment. If the Permitted Account Investment in which the Administrative Agent or the Initial Liquidity facility Provider has directed the Trustee or the Operating Bank to invest any funds in any Account ceases to be a Permitted Account Investment pursuant to the definition thereof, the Administrative Agent or the Initial Liquidity Facility Provider, as the case may be, shall provide the Trustee and/or the Operating Bank with new specific written investment directions.  Neither the Trustee nor the Operating Bank shall have any duty or obligation to monitor whether an investment meets the requirements of a Permitted Account Investment nor shall it have any liability with respect to any investment which ceases to be a Permitted Account Investment.

Section 3.03           Closing Date Deposits, Withdrawals and Transfers.  The Administrative Agent shall, on each Closing Date upon its receipt of written direction of the Issuer, make, or direct the Operating Bank to make, to the extent of funds on deposit in the Accounts, the following deposits and transfers to and from the Accounts in each case as specified in a prior Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank:

(a)           on the Initial Closing Date,

(i)            (A) deposit in the Collections Account the proceeds of the issuance of the Initial Notes, (B) deposit in the Security Deposit Account the amount of the initial security deposits that are not Segregated Funds received pursuant to the terms of the Acquisition Transfer Agreement and (C) deposit in any Lessee Funded Account an amount equal to any Segregated Funds for each Lease related to any Engine being acquired from a Seller on the Initial Closing Date;

(ii)           after making the deposits required by clause (i) above, transfer from the Collections Account to the Expense Account such amount as is necessary so that the amount on deposit in the Expense Account is an amount equal to the Required Expense Amount for the initial Interest Accrual Period and the Initial Expenses, as specified in a Written Notice of the Administrative Agent to the Trustee and the Operating Bank;

(iii)          subject to receiving Written Notice of the Issuer to the effect that the conditions to the acquisition of the Acquisition Subsidiaries specified in the Acquisition Transfer Agreement have been fulfilled, pay from the Collections Account to Willis the Cash Payment Amounts for the Facility Engines and the WEST Engines owned by the Facility Engine Trusts and the WEST Engine Trusts owned by the Acquisition Subsidiaries as of the opening of business in New York, New York on the Initial Closing Date;

(iv)          after making the deposits, transfers and payments described in clauses (i) through (iii), (A) transfer from the Collections Account to the Engine Purchase Account the aggregate amount of the Cash Payment Amounts for the Remaining Initial Engines and (B) retain in the Collections Account the balance, if any, remaining after making the foregoing deposits, transfers and payments; and

(v)           withdraw from the Expense Account such amount as is needed to discharge any portion of the Initial Expenses then due and payable on the Initial Closing Date and pay such amount to the appropriate payees thereof as specified in the Written Notice of the Administrative Agent.

(b)           on any Closing Date involving the issuance of Refinancing Notes, deposit the proceeds of such Refinancing into the Refinancing Account for application in accordance with Section 3.08(a).

Section 3.04           Interim Deposits, Transfers and Withdrawals.  On any Business Day, the Administrative Agent may make, or direct the Operating Bank to make, without duplication, to the extent of funds on deposit in the Accounts, the following deposits, transfers and withdrawals to and from the Accounts, in each case as specified in a prior Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank:

(a)           withdraw from a Lessee Funded Account or the Security Deposit Account to the extent that funds on deposit therein or available thereunder may be withdrawn or drawn pursuant to the terms of the related Lease for payment thereof, to discharge any Expense then due and payable and pay such amount to the appropriate payees thereof;

(b)           withdraw from the Expense Account (to the extent of funds on deposit therein) such amount as is needed to discharge any Expenses then due and payable that were included in any prior Required Expense Amount and pay such amount to the appropriate payees thereof;

(c)           transfer from the Collections Account from time to time (but in no event on less than one Business Day’s prior Written Notice to the Trustee and the Operating Bank (unless such one Business Day’s notice requirement is waived by the Trustee)) other amounts to the Expense Account, in each case only to the extent that such funds are to be applied to Primary Expenses that become due and payable during such Interest Accrual Period and for the payment of which there are insufficient funds in the Expense Account; provided that no such transfer from the Collections Account in respect of Primary Expenses shall be made prior to the next succeeding Payment Date if, in the reasonable judgment of the Administrative Agent, such transfer would have a material adverse effect on the ability of the Issuer to make payments of accrued and unpaid interest on the Notes then Outstanding on the next Payment Date therefor in accordance with Section 3.09;

(d)           withdraw Segregated Funds from a Lessee Funded Account or security deposit from the Security Deposit Account or draw under or cause to be drawn under any applicable Related Collateral Document, in any case to the extent required by or necessary in connection with a Lease or any documents related thereto and the Related Collateral Documents, for deposit in the Collections Account to satisfy any default in Rental Payments or Usage Fees under any related Lease;

(e)           transfer any Segregated Funds from the Collections Account to a Lessee Funded Account in accordance with the terms of any Lease;

(f)            transfer any security deposits that are not Segregated Funds from the Collections Account to the Security Deposit Account; and

(g)           upon written notice to the Administrative Agent from Willis or WEST Funding that a Willis Engine Trust or an Old WEST Engine Trust, respectively, has in fact received any Rental Payments under the Lease for such Remaining Initial Engine that are allocable to periods on and after the Initial Closing Date, transfer from the Engine Purchase Account to the Collections Account the amount of such Rental Payments.

Section 3.05           Withdrawals and Transfers Relating to the Acquisition of Engines.

(a)           Acquisition of Remaining Initial Engines.  On the Delivery Date with respect to any Remaining Initial Engine, the Administrative Agent may make, or direct the Operating Bank to make, to the extent of funds on deposit in the Accounts, the following deposits, withdrawals and transfers to and from the Accounts, in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank (which Written Notice of the Administrative Agent shall, as a condition to any such deposit, withdrawal and transfer, include written confirmation by the Administrative Agent that the conditions to payment for the Remaining Initial Engine specified in the applicable Engine Transfer Agreement have been fulfilled):

(i)            deposit into the Security Deposit Account the amount of the security deposits that are not Segregated Funds received in respect of such Remaining Initial Engine under the applicable Engine Transfer Agreement;

(ii)           deposit into the relevant Lessee Funded Account the amount of any Segregated Funds received in respect of such Remaining Initial Engine under the applicable Engine Transfer Agreement; and

(iii)          pay out of the Engine Purchase Account to the applicable Seller the Cash Payment Amount for such Remaining Initial Engine (as reduced by any amounts transferred with respect to such Remaining Initial Engine in accordance with Section 3.04(g)) plus the Investment Earnings thereon.

(b)           Acquisition of Replacement Engines. On each Delivery Date during the Replacement Period in respect of a Permitted Engine Disposition and on which the Issuer acquires a Replacement Engine (or an Engine Interest with respect to a Replacement Engine) from a Seller in a Permitted Engine Acquisition, the Administrative Agent may make, or direct the Operating Bank (and, if applicable, the Qualified Intermediary in respect of any Qualified Escrow Account) to make to the extent of funds on deposit in the Accounts, the following deposits, withdrawals and transfers to and from the Accounts, in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank (which Written Notice of the Administrative Agent shall, as a condition to any such deposit, withdrawal and transfer, include written confirmation by the Administrative Agent that the conditions to payment for the Replacement Engine specified in the applicable Acquisition Agreement have been fulfilled):

(i)            deposit into the Security Deposit Account the amount of the security deposits that are not Segregated Funds received in respect of such Replacement Engine under the applicable Acquisition Agreement;

(ii)           deposit into the relevant Lessee Funded Account the amount of any Segregated Funds received in respect of such Replacement Engine under the applicable Acquisition Agreement;

(iii)          except to the extent provided in clauses (i) and (ii) above, deposit into the Collections Account any amounts received in respect of such Replacement Engine under the applicable Acquisition Agreement; and

(iv)          transfer funds in an amount equal to the purchase price for such Replacement Engine provided in the Trustee Resolution approved by a Special Majority of the Controlling Trustees from the Engine Replacement Account to the applicable Seller (or direct the Qualified Intermediary to apply the funds on deposit in the applicable Qualified Escrow Account to the acquisition of such Replacement Engine and transfer such Replacement Engine to the applicable Issuer Subsidiary).

(c)           Engine Payments.  The payment of the Cash Payment Amount for any Remaining Initial Engine to be made pursuant to Section 3.05(a)(iii) to any Seller shall, subject to the delivery as to such Engine of the Written Notice referred to in Section 3.05(a), be made as so provided notwithstanding the giving of any Default Notice or any other exercise of remedies hereunder.

(d)           Delivery Expiry Date.  Concurrently with Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank that the Issuer is no longer required, pursuant to the terms of the Acquisition Transfer Agreement, to purchase any Remaining Initial Engine (whether by reason of the passing of the Delivery Expiry Date, the exercise by the Issuer of any termination right under the Acquisition Transfer Agreement or otherwise), the Administrative Agent shall direct the Operating Bank to transfer from the Engine Purchase Account to the Collections Account (for application in accordance with Section 3.11 as an Acquisition Balance Redemption) the balance in the Engine Purchase Account.

Section 3.06           Interim Deposits and Withdrawals for Engine Disposition.  The Administrative Agent shall direct the Operating Bank to deposit any and all proceeds received in respect of any Engine Disposition by or on behalf of any Issuer Group Member in the Collections Account (other than in connection with any sale of all or substantially all of the assets of the Issuer Group, in which case the Administrative Agent shall direct the Operating Bank to deposit any and all proceeds thereof into the Defeasance/Redemption Account in connection with the redemption of the Notes) in each case as specified in a Written Notice by the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank.  Any funds then on deposit in a Lessee Funded Account or the Security Deposit Account related to the Engine subject to such sale or other disposition shall be applied on a basis consistent with the terms of the Lease related to such Engine, if any, or as otherwise provided by the relevant agreements related to such sale or other disposition.

(a)           After making the deposit required by the first sentence of paragraph (a) above, the Administrative Agent shall direct the Operating Bank to transfer Net Sale Proceeds from the Collections Account to the Engine Replacement Account (or a Qualified Escrow Account maintained by a Qualified Intermediary) in such amount as has been elected by the Issuer in accordance with Section 3.01(j)(i).

Section 3.07           Calculation Date Calculations. Calculation of Required Amounts.  The Administrative Agent shall determine, as soon as practicable after each Calculation Date, but in no event later than four (4) Business Days preceding the immediately succeeding Payment Date, based on information known to the Administrative Agent or Relevant Information provided to the Administrative Agent, the Collections received during the period commencing on the close of business on the preceding Calculation Date and ending on the close of business on such Calculation Date and calculate the following amounts:

(i)            the balance of funds on deposit in the Accounts on the Calculation Date and the amount available under all Eligible Credit Facilities on such Calculation Date;

(ii)           the Required Expense Amount for such Payment Date, including the Maintenance Required Amount;

(iii)          the Available Collections on such Calculation Date;

(iv)          the net Segregated Funds, if any, and any amounts on deposit in the Security Deposit Account available to be transferred into the Collections Account on such Calculation Date as and to the extent expressly provided herein;

(v)           any amount to be transferred from the Engine Purchase Account to the Collections Account as provided in Section 3.05(d);

(vi)          any amount to be transferred from the Engine Replacement Account and/or any Qualified Escrow Account to the Collections Account as provided in Section 3.01(j)(iii); and

(vii)         the Required Amount for any Cash Collateral Account and any amounts to be transferred in respect of the Initial Liquidity Facility and any other Eligible Credit Facilities under Section 3.09(a)(iii), 3.09(b)(iii) or Section 3.09(c)(ii).

(b)           Calculation of Interest and Other Amounts.  The Administrative Agent shall, not later than four (4) Business Days prior to each Payment Date, make the following calculations or determinations with respect to Interest Amounts and fees of the Initial Liquidity Facility Provider due on such Payment Date:

(i)            the Applicable Interest Rate on Floating Rate Notes based on LIBOR determined on the Reference Date for the relevant Interest Accrual Period;

(ii)           the Interest Amount in respect of Floating Rate Notes on such Payment Date;

(iii)          the Interest Amount in respect of Fixed Rate Notes on such Payment Date;

(iv)          the Step-Up Interest Amount, if applicable; and

(v)           any interest and fees due and owing to the Initial Liquidity Facility Provider on such Payment Date.

(c)           Calculation of Principal Payment Amounts.  The Administrative Agent shall, not later than four (4) Business Days prior to each Payment Date, calculate or determine the following with respect to principal payments due on such Payment Date and certain other amounts in respect of such Payment Date:

(i)            the Outstanding Principal Balance of the Notes on such Payment Date immediately prior to any principal payment on such date;

(ii)           the Adjusted Appraised Value for each Engine and the Aggregate Adjusted Appraised Value on such Payment Date;

(iii)          the Scheduled Principal Payment Amount on such Payment Date with respect to the Notes;

(iv)          the Supplemental Principal Payment Amount, if any, on such Payment Date with respect to the Notes;

(v)           the Aggregate Supplemental Principal Payment Amount, if any, on such Payment Date with respect to the Notes; and

(vi)          the Outstanding Principal Balance of the Notes.

(d)           Calculation of Refinancing Amounts.  The Administrative Agent shall, not later than four (4) Business Days prior to each Payment Date on which a Refinancing or Redemption of the Notes is scheduled to occur, perform the calculations necessary to determine the Redemption Price of and the accrued and unpaid interest on the Notes.

(e)           Application of the Available Collections.  The Administrative Agent shall, not later than 1:00 p.m. New York City time on the third Business Day prior to each Payment Date, determine the amounts to be applied on such Payment Date to make each of the payments contemplated by Section 3.09(a), 3.09(b) or 3.09(c), as applicable, setting forth separately, the amount to be applied on such Payment Date pursuant to each clause of Section 3.09(a), 3.09(b) or 3.09(c), as applicable.

(f)            Engine Acquisitions.  No later than the last Business Day prior to the anticipated Delivery Date for each Remaining Initial Engine or Replacement Engine, the Administrative Agent shall determine, and give the Trustee and Security Trustee a Written Notice setting out, the amounts to be paid or transferred, as applicable, under Section 3.03 or Section 3.05 in respect of the applicable Remaining Initial Engine or Replacement Engine (as applicable) on  such Delivery Date, and on the Delivery Date for such Remaining Initial Engine or Replacement Engine, the Administrative Agent shall deliver a Written Notice to the Trustee and the Security Trustee to the effect that the conditions to the purchase of such Remaining Initial Engine or Replacement Engine set forth in the applicable Engine Transfer Agreement or the Acquisition Agreement (as applicable) have been fulfilled.

(g)           Calculations in respect of Facility Drawings.  As soon as practicable after each Calculation Date, but in no event later than 12:00 p.m. New York City time on the date which is the fourth Business Day prior to each Payment Date, the Administrative Agent shall determine (after giving effect to the application of Available Collections in accordance with the applicable payment priorities set forth in Section 3.09(a), 3.09(b) or 3.09(c), as applicable), whether a shortfall exists as of such Calculation Date in the Available Collections (i) to pay on the next succeeding Payment Date the Required Expense Amount due on such Payment Date (any such shortfall in respect of the Required Expense Amount on any Payment Date, a “Required Expenses Shortfall”), and (ii) to pay the accrued and unpaid interest due on the Initial Notes on such Payment Date (any such shortfall in respect of the Interest Amount due with respect to the Initial Notes, a “Liquidity Facility Interest Shortfall”).

(h)           Notification of Calculations in respect of Available Scheduled Principal Amounts.  So long as a Default Notice has not been issued, an Acceleration Default has not occurred and Expected Final Payment Date has not been reached, as soon as practicable after each Calculation Date, but in no event later than 12:00 p.m. (New York City time) on the date which is the third Business Day prior to the related Payment Date, the Administrative Agent shall provide notice to the Issuer of its calculation of the amount (the “Available Scheduled Principal Amount”) available (after giving effect to all Prior Ranking Amounts) to pay the Scheduled Principal Payment Amount for the Initial Notes (for application in accordance with Section 3.09(a), 3.09(b) or 3.09(c), as applicable) for such Payment Date.  The Available Scheduled Principal Amount shall be applied in accordance with Section 3.09(a), 3.09(b) or 3.09(c), as applicable, towards the Scheduled Principal Payment Amount payable for such Payment Date.

(i)            LIBOR Calculation.  On the Reference Date for each Interest Accrual Period, if there are any Floating Rate Notes outstanding, the Trustee (i) shall determine LIBOR for such Floating Rate Notes for such Interest Accrual Period and (ii) shall provide such information to the Administrative Agent, the Issuer and each Holder with the Monthly Report delivered pursuant to Section 2.14(a).

Section 3.08           Payment Date First Step Withdrawals and Transfers.  Two (2) Business Days prior to each Payment Date, the Administrative Agent shall direct the Operating Bank to make, on such Payment Date, to the extent of funds on deposit in the Accounts, the following withdrawals from and transfers to the Accounts in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank:

(a)           transfer the net proceeds of any Refinancing of the Notes from the Refinancing Account to any Cash Collateral Account established for the related Refinancing Notes (up to the Required Amount therefor in accordance with Section 3.03) and the balance to the applicable Note Accounts, in each case in accordance with Sections 2.10(b) and 5.02(c);

(b)           transfer any amounts on deposit in the Defeasance/Redemption Account in respect of any Redemption that is not a Refinancing to the applicable Note Accounts;

(c)           (i) transfer from each Lessee Funded Account to the Security Deposit Account or the Collections Account any available Segregated Funds that are no longer required to be maintained (including by way of the termination of the applicable Leases) in a segregated account under the applicable Leases, and to the Expense Account amounts from the applicable Lessee Funded Account that are being repaid to the applicable Lessees, and (ii) transfer from the Security Deposit Account to the Expense Account amounts constituting security deposits relating to expired or terminated Leases that are due and owing to the relevant Lessees under such expired or terminated Leases;

(d)           transfer from the Security Deposit Account to the Collections Account any security deposits relating to an expired or terminated Lease that are not required under the terms of a subsequent Lease to be retained in the Security Deposit Account as provided in Section 3.01(f);

(e)           transfer from the Collections Account to the relevant Lessee Funded Accounts the amount of any Segregated Funds then on deposit in the Collections Account;

(f)            transfer from the Collections Account to the Security Deposit Account the amount of any security deposits that are not Segregated Funds then on deposit in the Collections Account;

(g)           transfer from any Account (other than the Collections Account, the Initial Liquidity Payment Account, the Liquidity Facility Reserve Account, and the Engine Purchase Account) to the Collections Account the amount of Investment Earnings (net of losses and investment expenses), if any, on investments of funds on deposit therein during the preceding Interest Accrual Period, except that (i) earnings on any portion of the funds on deposit in any Account required under the terms of the related Lease to be repaid to the related Lessee shall be retained therein and (ii) in the case of the Engine Purchase Account, any earnings on the purchase price funds on deposit in the Engine Purchase Account shall be retained therein for application in accordance with Section 3.05;

(h)           transfer from the Engine Purchase Account to the Collections Account the amount of any Rental Payments described in Section 3.04(g) that have not already been so transferred;

(i)            transfer to the Expense Account, as directed by the Administrative Agent, such amounts as are required to pay any fees, expenses or other amounts (including Taxes) required to maintain the Issuer in good standing under United States federal law and the laws of the State of Delaware;

(j)            transfer from the Engine Replacement Account and/or any Qualified Escrow Account to the Collections Account, any Excess Engine Replacement Amount as provided in the proviso to Section 3.01(j)(iii); and

(k)           after the giving of a Default Notice, during the continuation of an Acceleration Default or following the Interest Accrual Period in which an Engine Disposition occurs with respect to the last remaining Engine, transfer any amounts remaining in the relevant Lessee Funded Account (other than amounts required to be maintained in such account pursuant to the terms of the related Lease or Engine Agreement) into the Collections Account.

Section 3.09           Payment Date Second Step Withdrawals.  (a)  Subject to Sections 3.09(b) and 3.09(c), on each Payment Date, after the withdrawals and transfers provided for in Section 3.08 have been made, the Administrative Agent shall direct the Operating Bank to distribute from the Collections Account in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank at least two (2) Business Days prior to such Payment Date, the amounts set forth below in the order of priority set forth below but, in each case, only to the extent that funds are available for such distributions and to the extent that all Prior Ranking Amounts then required to be paid have been paid.  All payments of Available Collections to be made to or for the account of Holders of Notes pursuant to this Section 3.09 shall be made through a direct transfer of funds to the applicable Note Account with respect the Notes.

(i)            to the Expense Account, an amount such that the amount on deposit therein is at least equal to the Required Expense Amount for such Payment Date;

(ii)           to the Note Account for the Notes, the Interest Amount on the Notes;

(iii)          in no order of priority inter se, but pro rata as to the amounts described in clauses (A) and (B) as follows:  (A) to the Liquidity Facility Reserve Account (following a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing), such amount so that the amount on deposit in such Account is equal to the applicable Required Amount therefor, and (B) to any Persons providing any Eligible Credit Facilities, any Credit Facility Advance Obligations payable to such Persons under the terms of their respective Eligible Credit Facilities and, to the extent any such Eligible Credit Facility consists of a Cash Collateral Account (other than the Liquidity Facility Reserve Account), such amount so that the amount on deposit in each such Account is equal to the applicable Required Amount therefor;

(iv)          to the Note Account for the Notes, an amount equal to the Scheduled Principal Payment Amount of the Notes for such Payment Date;

(v)           to the Note Account for the Notes, an amount equal to the Aggregate Supplemental Principal Payment Amount of the Notes for such Payment Date;

(vi)          to pay Special Indemnity Payments to the applicable parties pro rata;

(vii)         to the Issuer, to pay any Discretionary Engine Modifications accomplished prior to such Payment Date or to be accomplished prior to the next following Payment Date (to the extent not funded through the issuance of Additional Certificates); and

(viii)        to the Issuer, all remaining amounts.

(b)           Subject to Section 3.09(c), on each Payment Date following the occurrence and during the continuance of an Early Amortization Event, or after the Expected Final Payment Date, after the withdrawals and transfers provided for in Section 3.08 have been made, the Administrative Agent shall direct the Operating Bank to distribute from the Collections Account in each case as specified in a Written Notice of the Administrative Agent to the Trustee, the Security Trustee and the Operating Bank at least two (2) Business Days prior to such Payment Date, the amounts set forth below in the order of priority set forth below but, in each case, only to the extent that funds are available for such distributions and to the extent that all Prior Ranking Amounts then required to be paid have been paid.  All payments of Available Collections to be made to or for the account of Holders of Notes pursuant to this Section 3.09 shall be made through a direct transfer of funds to the Note Account with respect to the Notes.

(i)            to the Expense Account, an amount such that the amount on deposit therein is at least equal to the Required Expense Amount for such Payment Date;

(ii)           to the Note Account for the Notes, the Interest Amount on the Notes;

(iii)          in no order of priority inter se, but pro rata as to the amounts described in clauses (A) and (B) as follows:  (A) to the Liquidity Facility Reserve Account (following a Downgrade Drawing, a Final Drawing or a Non-Extension Drawing), such amount so that the amount on deposit in such Account is equal to the applicable Required Amount therefor, and (B) to any Persons providing any Eligible Credit Facilities, any Credit Facility Advance Obligations payable to such Persons under the terms of their respective Eligible Credit Facilities and, to the extent any such Eligible Credit Facility consists of a Cash Collateral Account (other than the Liquidity Facility Reserve Account), such amount so that the amount on deposit in each such Account is equal to the applicable Required Amount therefor;

(iv)          prior to the Expected Final Payment Date, to the Note Account for the Notes, an amount equal to the Scheduled Principal Payment Amount of the Notes for such Payment Date;

(v)           to the Note Account for the Notes, the Aggregate Supplemental Principal Payment Amount of the Notes for such Payment Date;

(vi)          to the Note Account for the Notes, the Outstanding Principal Balance until paid in full;

(vii)         to pay Special Indemnity Payments to the applicable parties pro rata;

(viii)        to the Issuer, to pay any Discretionary Engine Modifications accomplished prior to such Payment Date or to be accomplished prior to the next following Payment Date (to the extent not funded through the issuance of Additional Certificates);

(ix)           to pay the Step-Up Interest Amount, if any; and

(x)            to the Issuer, all remaining amounts.

(c)           Anything to the contrary contained in Sections 3.09(a) and 3.09(b) notwithstanding, after delivery to the Issuer and the Administrative Agent of a Default Notice or during the continuance of an Acceleration Default, neither the allocation of payments described in Section 3.09(a) nor 3.09(b) shall apply and the Administrative Agent shall direct the Operating Bank in writing to cause all amounts on deposit in the Collections Account to be applied on each Payment Date in the following order of priority:

(i)            to the Expense Account, an amount such that the amount on deposit therein is equal to the Required Expense Amount for such Payment Date;

(ii)           to any Persons providing any Eligible Credit Facilities, pro rata inter se, any Credit Facility Advance Obligations payable to such Persons under the terms of their respective Eligible Credit Facilities;

(iii)          to the Note Account for the Notes, the Interest Amount on the Notes;

(iv)          to the Note Account for the Notes, the Scheduled Principal Payment Amount of the Notes for such Payment Date;

(v)           to the Note Account for the Notes, the Outstanding Principal Balance until paid in full;

(vi)          to pay Special Indemnity Payments to the applicable party pro rata;

(vii)         to the Issuer, to pay any Discretionary Engine Modifications accomplished prior to such Payment Date or to be accomplished prior to the next following Payment Date (to the extent not funded through the issuance of Additional Certificates);

(viii)        to pay the Step-Up Interest Amount, if any; and

(ix)           to the Issuer, all remaining amounts.

Section 3.10           Reserved.

Section 3.11           Certain Redemptions.  (a)  Optional Redemption.  Subject to the provisions of Section 3.11(c), on any Payment Date the Issuer may elect to redeem (including in connection with any Refinancing) the Notes in whole or in part (any such redemption, an “Optional Redemption”), out of amounts available in the Defeasance/Redemption Account or, in the case of a Refinancing, the Refinancing Account, for such purpose, if any, other than, in either such case, any funds constituting part of the Available Collections, at the Redemption Price plus any accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.09) on the Notes to be redeemed on the Redemption Date; provided that an Optional Redemption funded with Refinancing Notes may only be in whole; and provided further that after the giving of a Default Notice or the Acceleration of any Notes, the Notes may be redeemed only in whole but not in part pursuant to this Section 3.11(a); and provided further that Written Notice of any such Redemption shall be given by the Issuer (or the Administrative Agent on its behalf) to the Trustee and, for so long as any Notes are listed on any stock exchange, to the applicable listing agent and such stock exchange within such time period prior to such Redemption Date as is required to comply with the rules of such stock exchange as confirmed by the listing agent for such stock exchange or such stock exchange. Any Balance in the Engine Purchase Account remaining on the Delivery Expiry Date will be applied as an Optional Redemption (the “Acquisition Balance Redemption”) in part of the Notes on the next succeeding Payment Date.

(b)           Redemption for Taxation Reasons.  Subject to the provisions of Section 3.11(c), if, at any time,

(i)            the Issuer is, or on the next succeeding Payment Date will be, required to make any withholding or deduction under the laws or regulations of any applicable Tax authority with respect to any payment on the Notes; or

(ii)           the Issuer is or will be subject to any circumstance (whether by reason of any law, regulation, regulatory requirement or double-taxation convention, or the interpretation or application thereof, or otherwise) that has resulted or will result in the imposition of a Tax (whether by direct assessment or by withholding at source) or other similar imposition by any jurisdiction that would (A) materially increase the cost to the Issuer of making payments in respect of the Notes or of complying with its obligations under or in connection with the Notes; or (B) otherwise obligate the Issuer or any of its subsidiaries to make any material payment on, or calculated by reference to, the amount of any sum received or receivable by the Issuer, or by the Administrative Agent on behalf of the Issuer Group as contemplated by the Administrative Agency Agreement;

then the Issuer shall inform the Trustee in writing at such time of any such requirement or imposition and shall use commercially reasonable efforts to avoid the effect of the same; provided that no actions shall be taken by the Issuer to avoid such effects without a Rating Agency Confirmation.

If, after using commercially reasonable efforts to avoid the adverse effects described above, any Issuer Group Member has not avoided such effects, the Issuer may, at its election, redeem the Notes on any Payment Date, in whole, at the Outstanding Principal Balance thereof plus accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.09) thereon, but without premium, after paying the Required Expense Amount and all unpaid Credit Facility Obligations as of such Payment Date (any such redemption, a “Tax Redemption”); provided, however, that any such Redemptions may not occur more than 30 days prior to such time as the requirement or imposition described in (i) or (ii) above is to become effective and the Trustee shall have received a certification from the Issuer certifying that the applicable Issuer Group Member has been unable, after using commercially reasonable efforts, to avoid the adverse effects described above; provided further that Written Notice of any such Redemption shall be given by the Issuer (or the Administrative Agent on its behalf) to the Trustee and, for so long as any Notes are listed on any stock exchange and traded on such stock exchange, to the applicable listing agent and such stock exchange within such time period prior to the Redemption Date for such Redemption as is required to comply with the rules of such stock exchange as confirmed by the listing agent for such stock exchange or such stock exchange.

(c)           Method of Redemption.  Upon receipt of notice from the Issuer or the Administrative Agent of any Redemption under Section 3.11(a) or 3.11(b), the Trustee shall give Written Notice in respect of any such Redemption of the Notes (other than the Acquisition Balance Redemption) under Section 3.11(a) or 3.11(b) to the Holders and to the Initial Liquidity Facility Provider, at least seven (7) days before the Redemption Date for such Redemption.  The Depositary shall forward such Notice of Redemption to its Participants or the beneficial owners of the Global Notes with any additional instructions applicable to owners of Beneficial Interests in accordance with its Applicable Procedures.  If a Redemption is in part and not in whole, the amount of such Redemption will be applied pro rata according to the Outstanding Principal Balance of the Notes, to the extent moneys are available.  Except in the case of a Refinancing, the Trustee shall not deliver any notice under this Section 3.11(c) unless and until the Trustee shall have received certification that all conditions precedent to such Redemption have been satisfied and evidence satisfactory to it that the amounts required to be deposited pursuant to Section 3.11(d) are, or will on or before the Redemption Date be, deposited in the Defeasance/Redemption Account.  Each notice in respect of a Redemption given pursuant to this Section 3.11(c) shall state (i) the applicable Redemption Date, (ii) the Trustee’s arrangements for making payments in respect of such Redemption, (iii) the Redemption Price of the Outstanding Principal Balance of the Notes to be redeemed, (iv) in the case of a Redemption of the Notes in whole, the Notes to be redeemed in whole must be surrendered to the Trustee to collect the Redemption Price plus accrued and unpaid interest on such Notes and (v) in the case of a Redemption of the Notes in whole, that, unless the Issuer defaults in the payment of the Redemption Price and any accrued and unpaid interest thereon, interest on the Notes called for Redemption shall cease to accrue on and after the Redemption.

(d)           Deposit of Redemption Amount.  On or before 10:00 a.m. (New York City time) on the Redemption Date in respect of a Redemption under Section 3.11(a), the Issuer shall, to the extent an amount equal to the Redemption Price of Initial Notes to be redeemed and all accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.09) thereon and all unpaid Credit Facility Obligations (only in respect of any amounts drawn from the Liquidity Facility Reserve Account or Facility Drawings, as the case may be, in respect of Liquidity Facility Interest Shortfalls) as of the Redemption Date is not then held on deposit therein, deposit or cause to be deposited in the Defeasance/Redemption Account or, in the case of a Refinancing, the Refinancing Account, other than, in either case, any funds constituting part of the Available Collections, an amount in immediately available funds equal to such amount.

On or before 10:00 a.m. (New York City time) on the fifth day preceding any Redemption Date in respect of a Redemption under Section 3.11(b), the Issuer shall, to the extent an amount equal to the Outstanding Principal Balance of Initial Notes to be redeemed and all accrued and unpaid interest (after giving effect to any payment thereof on such Redemption Date under Section 3.09) thereon and all unpaid Credit Facility Obligations (only in respect of any amounts drawn from the Liquidity Facility Reserve Account or Facility Drawings, as the case may be, in respect of Liquidity Facility Interest Shortfalls) as of the Redemption Date is not then held on deposit therein, deposit or cause to be deposited in the Defeasance/Redemption Account other than any funds constituting part of Available Collections, an amount in immediately available funds equal to such amount.

(e)           Notes Payable on Redemption Date.  After notice has been given under Section 3.11(c) of a Redemption in whole, the Outstanding Principal Balance of the Initial Notes to be redeemed on such Redemption Date shall become due and payable at the Corporate Trust Office of the Trustee, and from and after such Redemption Date (unless there shall be a default in the payment of the applicable amount to be redeemed) such principal amount shall cease to bear interest.  Upon surrender of any Note for redemption in accordance with such notice, the Redemption Price or the Outstanding Principal Balance (as applicable) of such Note, together with accrued and unpaid interest on such Note shall be paid as provided for in this Section 3.11.  If any Note to be redeemed shall not be so paid upon surrender thereof for redemption, the amount in respect thereof shall continue to bear interest until paid from the Redemption Date at the interest rate applicable to such Note.

Section 3.12           Reserved.

Section 3.13           Eligible Credit Facilities.  Notwithstanding Section 3.09, Article X, or anything else to the contrary contained in this Indenture or the Security Trust Agreement, all amounts available in any Cash Collateral Account or drawn against any other Eligible Credit Facility shall be paid to such Holders of Notes (and holders of other obligations) for whose benefit such Eligible Credit Facility is stated to be established except to the extent otherwise provided in the Trustee Resolutions providing for such Eligible Credit Facility.

Section 3.14           Initial Liquidity Facility.  (a)  Facility Drawings.  If the Administrative Agent determines in accordance with Section 3.07(g) hereof that after making all withdrawals (after giving effect to any withdrawals from the Initial Liquidity Facility Reserve Account and transfers to be made with respect to the applicable Payment Date, there is (i) a Required Expenses Shortfall and/or (ii) a Liquidity Facility Interest Shortfall, in each case as calculated in Section 3.07(g), the Administrative Agent shall so notify the Trustee in writing and shall, no later than 5:00 p.m. (New York City time) four Business Days prior to such Payment Date, request a drawing (each such drawing, a “Facility Drawing”) under the Initial Liquidity Facility, to be paid on or prior to such Payment Date, in an amount equal to the lesser of (A) the aggregate amount of the shortfall from clauses (i) and (ii) above and (B) the Available Amount under the Initial Liquidity Facility.

(b)           Application of Facility Drawings.  The proceeds of any Facility Drawing shall be deposited into the Liquidity Payment Account and withdrawn by the Operating Bank, upon Written Notice from the Administrative Agent, for application on the applicable Payment Date in the following manner:  first, to the Expense Account an amount such that the amount on deposit therein is at least equal to the Required Expense Amount for such Payment Date and second, to the Note Account for the Initial Notes, the amount of accrued and unpaid interest on the Initial Notes with respect to the applicable Payment Date.

(c)           Downgrade Drawings.  (i)  The Initial Liquidity Facility Provider will promptly, but in any event within ten (10) days of the Initial Liquidity Facility Provider no longer having the minimum long-term issuer rating specified for a Rating Agency in the definition “Threshold Rating”, deliver notice to the Trustee and the Administrative Agent of such downgrade and the Downgrade Date.  A Downgrade Event shall have occurred if the credit rating of the Initial Liquidity Facility Provider by a Rating Agency falls below the applicable Threshold Rating by such Rating Agency unless a Rating Agency Confirmation is obtained within 14 Business Days of the Downgrade Date that the downgrading by such Rating Agency will not result in the downgrading, withdrawal or suspension of its rating of the Class 2012-A Notes.  If the Initial Liquidity Facility Provider does not provide the Trustee and the Administrative Agent with such Rating Agency Confirmation described in the definition “Threshold Rating” or provides notice in writing that it will not deliver such Rating Agency Confirmation, such Initial Liquidity Facility shall become a Downgraded Facility.  A Downgrade Drawing shall be requested by the Administrative Agent under a Downgraded Facility as provided in Section 3.14(c)(iii), unless a Replacement Liquidity Facility has been arranged in accordance with in Section 3.14(c)(ii).

(ii)           If at any time the Initial Liquidity Facility becomes a Downgraded Facility, the Initial Liquidity Facility Provider or the Administrative Agent on behalf of the Issuer may arrange for a Replacement Liquidity Provider to issue and deliver a Replacement Liquidity Facility to the Trustee and the Administrative Agent pursuant to Section 3.14(e)(ii) within 30 days after the Downgrade Date (but not later than the expiration date of the Initial Liquidity Facility).

(iii)          Upon the occurrence of a Downgrade Event with respect to the Initial Liquidity Facility, unless a Replacement Liquidity Facility is arranged as provided in Section 3.14(c)(ii), the Administrative Agent shall, within 14 days after the Downgrade Date (or if such 14th day is not a Business Day, on the immediately preceding Business Day) or, if earlier, the expiration date of the Initial Liquidity Facility), request a drawing in accordance with and to the extent permitted by the Initial Liquidity Facility (such drawing, a “Downgrade Drawing”) of the Available Amount thereunder.  Amounts drawn pursuant to a Downgrade Drawing shall be deposited into the Liquidity Facility Reserve Account and maintained and invested as provided in Section 3.14(f) hereof.

(iv)          If after a Downgrade Drawing has been provided by the Initial Liquidity Facility Provider and subsequently the Initial Liquidity Facility Provider is upgraded by the applicable Rating Agency to the applicable Threshold Rating, following written notice from the Initial Liquidity Facility Provider to the Administrative Agent of such upgrade, any amounts of such Downgrade Drawing remaining in the Liquidity Facility Reserve Account shall be reimbursed to the Initial Liquidity Facility Provider in accordance with Section 3.01(j).

(d)           Non-Extension Drawings.  If the Initial Liquidity Facility is to expire on a date (the “Stated Expiration Date”) prior to the date that is 15 days after the Final Maturity Date with respect to the Initial Notes, then, no earlier than the 75th day and no later than the 30th day prior to the applicable Stated Expiration Date then in effect, the Administrative Agent shall request that the Initial Liquidity Facility Provider extend the Stated Expiration Date until the earlier of (i) the date which is 15 days after the Final Maturity Date with respect to the Initial Notes and (ii) the date that is the 364th day following the Stated Expiration Date then in effect (unless the obligations of the Initial Liquidity Facility Provider are earlier terminated in accordance with the Initial Liquidity Facility).

If on or before the date which is 10 days prior to the Stated Expiration Date, (A) the Initial Liquidity Facility shall not have been replaced in accordance with Section 3.14(e) and (B) the Initial Liquidity Facility Provider fails irrevocably and unconditionally to advise the Administrative Agent that such Stated Expiration Date then in effect shall be so extended (whether or not the Administrative Agent has in fact requested an extension), the Administrative Agent shall immediately, in accordance with the terms of the Initial Liquidity Facility, request a drawing (such drawing, a “Non-Extension Drawing”) for the Available Amount.  Amounts drawn pursuant to a Non-Extension Drawing shall be deposited into the Liquidity Facility Reserve Account to the extent of the Available Amount.

(e)           Issuance of Replacement Liquidity Facility.  (i)  If the Initial Liquidity Facility Provider shall not extend the Stated Expiration Date in accordance with Section 3.14(d), then either the Initial Liquidity Facility Provider or the Issuer may, at their respective options, arrange for a Replacement Liquidity Facility to replace the Initial Liquidity Facility during the period no earlier than 45 days and no later than 10 days prior to the then effective Stated Expiration Date.

(ii)           If a Downgrade Event shall have occurred with respect to the Initial Liquidity Facility in accordance with Section 3.14(c), then either the Initial Liquidity Facility Provider or the Issuer may, at their respective options, arrange for a Replacement Liquidity Facility to replace the Initial Liquidity Facility within 30 days after receiving notice of such Downgrade Event (but not later than the expiration date of the Initial Liquidity Facility); provided, however, that the Initial Liquidity Facility Provider may, at its option, arrange for a Replacement Liquidity Facility at any time following a Downgrade Drawing so long as the Administrative Agent on behalf of the Issuer has not already arranged for a Replacement Liquidity Facility.

(iii)          At any time after the Initial Closing Date, the Initial Liquidity Facility Provider may, at its option, arrange for a Replacement Liquidity Facility to replace the Initial Liquidity Facility.

(A)          No Replacement Liquidity Facility arranged by the Initial Liquidity Facility Provider or the Issuer in accordance with clauses (i), (ii) and (iii)(A) above shall become effective and no such Replacement Liquidity Facility shall be deemed an “Eligible Credit Facility” under this Indenture, unless and until (x) each of the conditions referred to in subclause (C) below shall have been satisfied, and (y) in the case of a Replacement Liquidity Facility arranged by the Initial Liquidity Facility Provider, such Replacement Liquidity Facility is acceptable to the Issuer.

(B)           In connection with the issuance of each Replacement Liquidity Facility, (x) the Administrative Agent shall, prior to the issuance of such Replacement Liquidity Facility, have received a Rating Agency Confirmation with respect to the Initial Notes (without regard to any downgrading of any rating of the Initial Liquidity Facility Provider being replaced pursuant to this Section 3.14(e)), (y) all Credit Facility Obligations then owing to the replaced Initial Liquidity Facility Provider (which payment shall be made first from available funds in the Liquidity Facility Reserve Account and thereafter from any other available source, including, without limitation, a drawing under the Replacement Liquidity Facility) shall be paid by the Operating Bank upon receipt of a Written Notice of the Administrative Agent setting forth the amount of the Credit Facility Obligations then owing to the replaced Initial Liquidity Facility Provider and (z) the issuer of the Replacement Liquidity Facility shall deliver the Replacement Liquidity Facility to the Administrative Agent, together with a legal opinion opining that such Replacement Liquidity Facility has been duly authorized, executed and delivered by, and is an enforceable obligation of, such Replacement Liquidity Facility Provider, such legal opinion to be reasonably satisfactory to the Controlling Party unless the legal opinion of counsel to the Replacement Liquidity Facility Provider is in form and substance substantially the same as the legal opinion of counsel to the Initial Liquidity Facility Provider delivered on the Initial Closing Date.

(C)           Upon satisfaction of the conditions set forth in clauses (B) and (C) of this Section 3.14(e)(iii) with respect to a Replacement Liquidity Facility, (w) the replaced Initial Liquidity Facility shall terminate, (x) the Administrative Agent shall, if and to the extent so requested by the Issuer or the Initial Liquidity Facility Provider being replaced, execute and deliver any certificate or other instrument required in order to terminate the replaced Initial Liquidity Facility, shall surrender the replaced Initial Liquidity Facility to the Initial Liquidity Facility Provider being replaced and shall execute and deliver the Replacement Liquidity Facility, (y) each of the parties hereto shall enter into any amendments to this Indenture and any other Related Documents necessary to give effect to (1) the replacement of the applicable Initial Liquidity Facility Provider with the applicable Replacement Liquidity Facility Provider and (2) the replacement of the applicable Initial Liquidity Facility with the applicable Replacement Liquidity Facility and (z) such Replacement Liquidity Facility Provider shall be deemed to be a provider of an Eligible Credit Facility with the rights and obligations of the Initial Liquidity Facility Provider hereunder and under the other Related Documents and such Replacement Liquidity Facility shall be deemed to be an Eligible Credit Facility (and, if so designated by the Controlling Trustees, the “Initial Liquidity Facility”) hereunder and under the other Related Documents.

For purposes of clarification, an assignment to an Eligible Provider as permitted thereunder by the provider of the Initial Liquidity Facility or any other Eligible Credit Facility shall not be considered a Replacement Liquidity Facility; provided, that written notification of such assignment shall have been provided to the Rating Agencies, and the assignee has delivered to the Administrative Agent legal opinions with respect to due authorization, execution, delivery and enforceability substantially similar in scope and substance to the legal opinions delivered by counsel to the Initial Liquidity Facility Provider on the Initial Closing Date.  Following any assignment in accordance with the provisions thereof and in the foregoing proviso, the assignee shall be deemed to be the “Initial Liquidity Facility Provider” for all purposes of the Related Documents.

(f)            Liquidity Facility Reserve Account; Withdrawals; Investments.  All amounts drawn under the Initial Liquidity Facility by the Administrative Agent pursuant to Section 3.14(c), 3.14(d) or 3.14(i) hereof shall be deposited by the Administrative Agent into the Liquidity Facility Reserve Account.  All amounts on deposit in the Liquidity Facility Reserve Account, including any amount deposited in accordance with clause (iii) of Section 3.09(a) or clause (iii) of Section 3.09(b), shall be invested and reinvested in accordance with Section 3.02.  Upon a request by the Initial Liquidity Facility Provider, the Administrative Agent shall provide the Initial Liquidity Facility Provider with the amount of Investment Earnings held in the Liquidity Facility Reserve Account as of the Calculation Date. On each Payment Date, the Administrative Agent shall direct the Operating Bank in writing to pay to the Initial Liquidity Facility Provider all Investment Earnings on amounts on deposit in the Liquidity Facility Reserve Account.

Amounts on deposit in the Liquidity Facility Reserve Account shall be withdrawn by or at the direction of the Administrative Agent under the following circumstances:

(i)            in accordance with Section 3.01(k);

(ii)           on any Payment Date, if the amount in the Liquidity Facility Reserve Account exceeds the Maximum Facility Commitment, then the Administrative Agent shall direct the Operating Bank to withdraw, upon Written Notice from the Administrative Agent, from such Account such excess and pay such amount to the Initial Liquidity Facility Provider;

(iii)          if a Replacement Liquidity Facility is established following the date on which funds have been deposited into the Liquidity Facility Reserve Account, the Administrative Agent shall direct the Operating Bank to withdraw, upon Written Notice from the Administrative Agent, all amounts on deposit in the Liquidity Facility Reserve Account and shall pay such amounts to the replaced Initial Liquidity Facility Provider until all Credit Facility Obligations owed to such Person shall have been paid in full, and shall deposit any remaining amount in the Collections Account;

(iv)          in the event that (x) the Outstanding Principal Balance of, and accrued and unpaid interest on, the Notes have been paid in full or (y) the Initial Notes are no longer entitled to the benefits of the Initial Liquidity Facility in accordance with the terms thereof, the Administrative Agent shall direct the Operating Bank to withdraw, upon Written Notice from the Administrative Agent, all amounts from the Liquidity Facility Reserve Account and pay such amounts to the Initial Liquidity Facility Provider until all Credit Facility Obligations owed to the Initial Liquidity Facility Provider shall have been paid in full, and shall deposit any remaining amount in the Collections Account; and

(v)           15 days after the Final Maturity Date with respect to the Initial Notes, the Operating Bank shall withdraw, upon Written Notice from the Administrative Agent, all amounts on deposit in the Liquidity Facility Reserve Account and shall pay such amounts to the Initial Liquidity Facility Provider until all Credit Facility Obligations owed to such Person shall have been paid in full, and shall deposit any remaining amount in the Collections Account.

(g)           Reinstatement.  With respect to any Facility Drawing under the Initial Liquidity Facility, upon the reimbursement to the Initial Liquidity Facility Provider in full or in part of the amount of such Facility Drawing, together with any accrued interest thereon, the Available Amount of the Initial Liquidity Facility shall be reinstated by an amount equal to the amount of such Facility Drawing so reimbursed to the Initial Liquidity Facility Provider but not to exceed the Maximum Commitment; provided, however, that the Available Amount shall not be so reinstated in part or in full at any time (i) if a Liquidity Facility Event of Default shall have occurred and be continuing or (ii) if a Downgrade Drawing, Non-Extension Drawing or Final Drawing shall have been made.

(h)           Reimbursement.  The amount of each Facility Drawing under the Initial Liquidity Facility and any amounts withdrawn from the Liquidity Facility Reserve Account following a Downgrade Drawing, Non-Extension Drawing or a Final Drawing shall be due and payable, together with interest thereon, on the dates and at the rates, respectively, provided in the Initial Liquidity Facility but only to the extent that Available Collections are sufficient to pay such amounts in the order of priority set forth in Section 3.09.

(i)            Final Drawing.  Upon receipt from the Initial Liquidity Facility Provider of a Termination Notice with respect to the Initial Liquidity Facility, the Administrative Agent shall, not later than the date specified in such Termination Notice, in accordance with the terms of the Initial Liquidity Facility, request in writing a drawing under the Initial Liquidity Facility of the Available Amount (a “Final Drawing”).  Proceeds of a Final Drawing shall be deposited into the Liquidity Facility Reserve Account to the extent of the Available Amount, in accordance with clause (f) above.

(j)            Initial Liquidity Facility Provider Consent.  To the extent that the Initial Liquidity Facility Provider’s consent or approval is required under this Indenture or any other Related Document, such consent is not required in the event that (i) no Notes are Outstanding and (ii) no Credit Facility Advance Obligations are due and owing to the Initial Liquidity Facility Provider.

Section 3.15           Adjustments to Scheduled Target Principal Balances.

(a)           Supplemental Principal Payment Amounts. In connection with the payment of any Supplemental Principal Payment Amount with respect to the Notes on any Payment Date, the Scheduled Target Principal Balances for the Notes on all succeeding Payment Dates shall be reduced by the amount of such Supplemental Principal Payment Amount, allocated pro rata among such Payment Dates.

(b)           Additional Principal Payment Amounts. In connection with any principal payments in excess of Scheduled Principal Payment Amounts and Supplemental Principal Payment Amounts made with respect to the Notes on any Payment Date, the Scheduled Target Principal Balances for the Notes on all succeeding Payment Dates shall be reduced by the amount of such principal payments, allocated pro rata among such Payment Dates.

(c)           Optional Redemptions.  In connection with any Optional Redemption in part with respect to the Notes on any Redemption Date, the Scheduled Target Principal Balances for the Notes on all succeeding Payment Dates shall be reduced by the principal amount of such Optional Redemption, allocated pro rata among such Payment Dates.

(d)           Reporting. The Administrative Agent shall include the Scheduled Target Principal Balances, as the same may be adjusted from time to time in accordance with this Section 3.15, in each Monthly Report and Annual Report.

Section 3.16           Early Amortization Event.  In the event that the Administrative Agent determines that an Early Amortization Event has occurred and is continuing on any Payment Date, it shall provide Written Notice thereof (not later than two (2) Business Days prior to such Payment Date) to the Issuer and the Trustee.  In the event that an Early Amortization Event has occurred and is continuing, all proceeds on deposit in the Collections Account shall be applied in accordance with Section 3.09(b) hereof.

ARTICLE IV

DEFAULT AND REMEDIES

Section 4.01           Events of Default.  Each of the following events shall constitute an “Event of Default” hereunder with respect to the Notes, and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

(a)           failure by the Issuer to pay when due interest (other than Step-Up Interest Amount) on any Note, and the continuance of such default unremedied for a period of five (5) or more Business Days after the same shall have become due and payable;

(b)           failure by the Issuer to pay when due principal of any Note no later than the applicable Final Maturity Date;

(c)           failure by the Issuer to pay any amount (other than amounts provided for in clause (a) or (b) of this Section 4.01) when due and payable in connection with any Note to the extent that there are, on any Payment Date, amounts available for such payment in the Collections Account or the Cash Collateral Account with respect to the Notes after payment of all Prior Ranking Amounts, and the continuance of such default for a period of five (5) or more Business Days after such Payment Date;

(d)           failure of any of the representations or warranties of the Issuer under this Indenture to be true and correct or failure by the Issuer to comply with any of the covenants, obligations, conditions or provisions binding on it under this Indenture or any of the Notes (other than a payment default for which provision is made in clause (a), (b) or (c) of this Section 4.01), if in any such case such failure or breach materially adversely affects the Holders of the Notes and continues for a period of 30 days or more (or, if such failure or breach is capable of remedy within 90 days (or in the case of a breach with respect to a covenant contained in Section 5.02(t) and in Section 5.03, 180 days) of the date of the written notice referred to below and the Administrative Agent has promptly provided the Trustee with a certificate stating that the Issuer has commenced, or will promptly commence, and diligently pursue all reasonable efforts to remedy such failure or breach, 90 days (or 180 days, as applicable) so long as the Issuer or any Issuer Subsidiary is diligently pursuing such remedy but in any event no longer than 90 days (or 180 days, as applicable)) after written notice thereof has been given to the Issuer by the Trustee or by the Holders of at least a majority of the aggregate Outstanding Principal Balance of the Notes;

(e)           a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary), under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect; (ii) appointment of a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary); or (iii) the winding up or liquidation of the affairs of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) and, in each case, such decree or order shall remain unstayed or such writ or other process shall not have been stayed or dismissed within 90 days from entry thereof;

(f)            the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) (i) commences a voluntary case under any Applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect, or consents to the entry of an order for relief in any involuntary case under any such law; (ii) consents to the appointment of or taking possession by a receiver, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary) or for all or substantially all of the property and assets of the Issuer or any direct or indirect subsidiary thereof (other than a Non-Significant Subsidiary); or (iii) effects any general assignment for the benefit of creditors;

(g)           one or more judgments or orders for the payment of money that are in the aggregate in excess of 5% of the Aggregate Adjusted Appraised Value shall be rendered against the Issuer or any Issuer Subsidiary or any other member of the Issuer Group and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 4.01(g) if and for so long as (i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least “A” by A.M.  Best Company or any similar successor entity, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order;

(h)           the Servicer shall have been removed as a result of a Servicer Termination Event and a replacement Servicer shall not have assumed the duties of the Servicer within 90 days after the date of the Servicer’s removal; or

(i)            the constitutional documents creating the Issuer cease to be in full force and effect without replacement documents having the same terms being in full force and effect.

Section 4.02           Acceleration, Rescission and Annulment.  (a)  If an Acceleration Default occurs, the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon shall automatically become due and payable without any further action by any party. If an Event of Default (other than an Acceleration Default) occurs and is continuing, the Trustee may, and upon the written direction of the Controlling Party shall, give a Default Notice to the Issuer, the Administrative Agent and the Security Trustee declaring the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon to be due and payable.  Upon delivery of a Default Notice, the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon shall be due and payable.  At any time after the Trustee has declared the Outstanding Principal Balance of the Notes to be due and payable and prior to the exercise of any other remedies pursuant to this Article IV, the Trustee may, and upon the written direction of the Controlling Party shall, by Written Notice to the Issuer, the Administrative Agent and the Security Trustee, subject to Section 4.05(a), rescind and annul such declaration and thereby annul its consequences if:  (i) there has been paid to or deposited with the Trustee an amount sufficient to pay all overdue installments of interest on the Notes, and the principal or Redemption Price of the Notes that would have become due otherwise than by such declaration of acceleration, (ii) the rescission or annulment would not conflict with any judgment or decree and (iii) all other Defaults and Events of Default, other than nonpayment of interest and principal on the Notes that have become due solely because of such acceleration have been cured or waived.

(b)           No Person other than the Trustee may give a Default Notice or exercise any such remedy.

(c)           The Trustee shall provide each Rating Agency with a copy of any Default Notice it receives pursuant to this Indenture.

Section 4.03           Other Remedies.  If an Event of Default occurs and is continuing, the Trustee may, and at the written direction of the Controlling Party shall, pursue any available remedy by proceeding at law or in equity to collect the payment of principal or Redemption Price of, or interest on, the Notes or to enforce the performance of any provision of the Notes or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

Section 4.04           Limitation on Suits.  Without limiting the provisions of Section 4.09 and the final sentence of Section 12.04(a), no Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Security Trust Agreement or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)           such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(b)           a Required Majority makes a written request to the Trustee to pursue a remedy hereunder;

(c)           such Holder or Holders offer to the Trustee an indemnity reasonably satisfactory to the Trustee against any costs, expenses and liabilities to be incurred in complying with such request;

(d)           the Trustee does not comply with such request within 60 days after receipt of the request and the offer of indemnity; and

(e)           during such 60-day period, Holders of a Required Majority does not give the Trustee a revocation or direction inconsistent with such request.

No one or more Holders may use this Indenture to affect, disturb or prejudice the rights of another Holder or to obtain or seek to obtain any preference or priority not otherwise created by this Indenture and the terms of the Notes over any other Holder or to enforce any right under this Indenture, except in the manner herein provided.

Section 4.05           Waiver of Existing Defaults.  (a)  The Trustee may, and at the written direction of the Controlling Party shall, waive any existing Default hereunder and its consequences, except no waiver may be given with respect to a Default:  (i) in the deposit or distribution of any payment required to be made on any Notes, (ii) in the payment of the interest on, principal of or premium, if any, with respect to any Note or (iii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Note affected thereby and the Initial Liquidity Facility Provider.  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.  Each such notice of waiver shall also be given to each Rating Agency.

(b)           Any written waiver of a Default or an Event of Default given by the Trustee and the Issuer in accordance with the terms of this Indenture shall be binding upon the Issuer and the other parties hereto.  Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Default or Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

Section 4.06           Restoration of Rights and Remedies.  If the Trustee or any Holder of Notes has instituted any proceeding to enforce any right or remedy under this Indenture, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or such Holder, then in every such case the Issuer, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

Section 4.07           Remedies Cumulative.  Each and every right, power and remedy herein given to the Trustee (or the Controlling Party or the Required Majority) specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee (or the Controlling Party or the Required Majority), and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.  No delay or omission by the Trustee (or the Controlling Party or the Required Majority) in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any Default on the part of the Issuer or to be an acquiescence therein.

Section 4.08           Authority of Courts Not Required.  The parties hereto agree that, to the greatest extent permitted by law, the Trustee shall not be obliged or required to seek or obtain the authority of, or any judgment or order of, the courts of any jurisdiction in order to exercise any of its rights, powers and remedies under this Indenture, and the parties hereby waive any such requirement to the greatest extent permitted by law.

Section 4.09           Rights of Holders to Receive Payment.  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal or Redemption Price of, or interest, on its Note on or after the respective due dates therefor expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 4.10           Trustee May File Proofs of Claim.  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of any Holder allowed in any judicial proceedings relating to any obligor on the Notes, its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and otherwise in accordance with the terms of this Indenture, and any custodian in any such judicial proceeding is hereby authorized by each obligee to make such payments to the Trustee, as administrative expenses associated with any such proceeding, and, in the event that the Trustee shall consent to the making of such payments directly from the obligee to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 8.01 and otherwise in accordance with the terms of this Indenture.

Section 4.11           Undertaking for Costs.  All parties to this Indenture agree, and each Holder by its acceptance thereof shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defense made by the party litigant.

This Section 4.11 does not apply to a suit instituted by the Trustee, a suit instituted by any Holder for the enforcement of the payment of principal or Redemption Price of, or interest, on its Note on or after the respective due dates expressed in such Note, or a suit by a Holder or Holders of more than 10% of the Outstanding Principal Balance of the Notes.

Section 4.12           Remedies; Rights of Controlling Party.  Subject always to the provisions of this Article IV, the Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or other applicable provisions of this Indenture and other Related Documents and would not involve the Trustee in personal liability or expense; and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.01           Representations and Warranties.  The Issuer represents and warrants to the parties hereto on each Closing Date as follows:

(a)           Due Organization.  The Issuer is a statutory trust duly formed under the laws of Delaware and has the corporate power and authority to own or hold its properties and to enter into and perform its obligations under the Related Documents to which it is or will be a party, and each Issuer Subsidiary is a corporation, trust or limited liability company duly organized in its respective jurisdiction of organization, in each case with full power and authority to conduct its business; and none of the Issuer or any Issuer Subsidiary is in liquidation, bankruptcy or suspension of payments.

(b)           Special Purpose Status.  The Issuer has not engaged in any activities since its formation (other than those incidental to its formation and other appropriate trust steps and arrangements for the payment of fees to, and director’s and officer’s insurance for, the Controlling Trustees, the authorization and the issuance of the Initial Notes, the execution of the Related Documents and the activities referred to in or contemplated by such agreements).

(c)           Non-Contravention.  The acquisition of the Initial Engines and interests in the Initial Leases either directly or through the purchase of the Issuer Subsidiaries pursuant to the Acquisition Transfer Agreement, the creation of the Initial Notes, the issuance, execution and delivery by the Issuer of, and the compliance by the Issuer with the terms of the Initial Notes, and the execution and delivery by each Issuer Group Member of, and compliance by it with the terms of each of the Related Documents to which it is a party:

(i)            do not and will not at the Initial Closing Date or any Payment Date conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, the constitutional documents of the Issuer or any Issuer Subsidiary or with any existing law, rule or regulation applying to or affecting the Issuer or any Issuer Subsidiary or any judgment, order or decree of any government, governmental body or court having jurisdiction over the Issuer or any Issuer Subsidiary; and

(ii)           do not and will not at the Initial Closing Date or any Payment Date constitute a default under, any deed, indenture, agreement or other instrument or obligation to which the Issuer or any Issuer Subsidiary is a party or by which any of them or any part of their undertaking, assets, property or revenues are bound.

(d)           Due Authorization.  The acquisition of the Initial Engines and interests in the Initial Leases, the creation, execution and issuance of the Initial Notes, the execution and issue or delivery by the Issuer and each Issuer Subsidiary of the Related Documents executed by it and the performance by each of them of their obligations hereunder and thereunder and the arrangements contemplated hereby and thereby to be performed by each of them have been duly authorized by each of them.

(e)           Validity and Enforceability.  This Indenture constitutes, and the Related Documents to which it is a party, when executed and delivered and, in the case of the Initial Notes, when issued and authenticated, will constitute valid, legally binding and (subject to general equitable principles, insolvency, liquidation, reorganization and other laws of general application relating to creditors’ rights or claims or the concepts of materiality, reasonableness, good faith and fair dealing) enforceable obligations of each of the Issuer and each Issuer Subsidiary executing the same.

(f)            No Event of Default or Early Amortization Event.  No Event of Default or Early Amortization Event has occurred and is continuing and no event has occurred that with the passage of time or notice or both would become an Event of Default or Early Amortization Event.

(g)           No Encumbrances.  Subject to the Security Interests created in favor of the Security Trustee and except for Permitted Encumbrances, there exists no Encumbrance over the assets or undertaking of (i) the Issuer which ranks prior to or pari passu with the obligation to make payments on the Initial Notes or (ii) any Issuer Subsidiary.

(h)           No Consents.  All consents, approvals, authorizations or other orders of all regulatory authorities required (excluding any required by the other parties to the Related Documents) for or in connection with the execution and performance of the Related Documents by the Issuer and each Issuer Subsidiary and the issue and performance of the Initial Notes and the offering of the Initial Notes by the Issuer have been obtained and are in full force and effect and not contingent upon fulfillment of any condition.

(i)            No Litigation.  There is no action, suit, investigation or proceeding pending against, or to the knowledge of the Issuer, threatened against or affecting, the Issuer or any Issuer Subsidiary before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Indenture (including the Exhibits and Schedules attached hereto) and the Related Documents or which could reasonably be expected to have a material adverse effect on the ability of the Issuer or any Issuer Subsidiary to perform its obligations under the Related Documents.

(j)            Employees, Subsidiaries.  The Issuer and each Issuer Subsidiary have no employees.  Set forth in Schedule 2 is a true and complete list, as of the date hereof, of all Issuer Subsidiaries existing on the Initial Closing Date, together with their jurisdictions of organization.

(k)           Ownership.  The Issuer or an Issuer Subsidiary is the beneficial owner of the Collateral, free from all Encumbrances and claims whatsoever other than Permitted Encumbrances.

(l)            No Filings.  Under the laws of the States of Delaware and New York, the Federal laws of the United States of America or the laws of the jurisdiction of organization of any Issuer Subsidiary, it is not necessary or desirable that this Indenture or any Related Document to which the Issuer or an Issuer Subsidiary is a party (other than evidences of the Security Interests) be filed, recorded or enrolled (other than the filing of the Certificate of Trust in the office of the Secretary of State of the State of Delaware which filing has been made) with any court or other authority in any such jurisdictions or that any stamp, registration or similar Tax be paid on or in relation to this Indenture or any of the other Related Documents.

(m)          Engine Assets.  Schedule 1 contains a true and complete list of all Engines constituting Initial Engines as of the Initial Closing Date and each Person within the Issuer Group that is, as of the Initial Closing Date, expected to own such Initial Engines as of the Delivery Date for each of such Engines.  Except as otherwise set forth therein, after each of the Initial Engines listed on Schedule 1 has been delivered under the Acquisition Transfer Agreement on the Initial Closing Date or under the Engine Transfer Agreements on the applicable Delivery Dates, as such Schedule may be amended by notice to the parties hereto by the Issuer, each Person within the Issuer Group listed as an owner of an Engine on such Schedule will have such title to such Engine as was conveyed to such Person, free and clear of all Encumbrances created by or through such Person other than Permitted Encumbrances.

(n)           Engine Assets Related Documents.  Each Engine Assets Related Document is a legal, valid and binding agreement of the Person within the Issuer Group that is a party thereto (including by way of assignment or novation) and is enforceable against such Person within the Issuer Group that is a party thereto in accordance with its terms except where enforceability may be limited by general equitable principles, insolvency, liquidation, reorganization and other laws of general application relating to creditors’ rights or claims or the concepts of materiality, reasonableness, good faith and fair dealing.

(o)           Other Representations.  The representations and warranties made by the Issuer and each Issuer Subsidiary in any of the other Related Documents are true and accurate.

(p)           Investment Company Act.  Neither the Issuer nor any Issuer Subsidiary is an “investment company,” or an “affiliated person” of, or a “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(q)           ERISA.  Neither the Issuer, nor any Issuer Subsidiary is, or will be, a Plan and no portion of the assets of the Issuer or any Issuer Subsidiary constitute, or will constitute, assets of any Plan.

(r)            Payment of Taxes.  The Issuer and each Issuer Subsidiary have filed all federal, state and local Tax returns and all other Tax returns which, to the knowledge of the Issuer or such Issuer Subsidiary, are required to be filed (whether informational returns or not), and have paid all Taxes due, if any, pursuant to said returns or pursuant to any assessments received by the Issuer or such Issuer Subsidiary, except for such Taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books.

(s)           Regulations T, U and X.  The proceeds of the Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the  Federal Reserve System, including Regulations T, U and X thereof). The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock and the value of any “margin stock” hereafter owned by the Issuer is not expected to exceed an amount equal to 25% of the value of all assets of the Issuer or any Issuer Subsidiary at any time.

(t)            Financial Statements.  The balance sheet of the Issuer, dated as of September 14, 2012, fairly presents in all material respects the consolidated financial condition of the Issuer and its consolidated subsidiaries at such date.

Section 5.02           General Covenants.  The Issuer hereby covenants as follows:

(a)           No Release of Obligations.  The Issuer will not take, or knowingly permit any Issuer Subsidiary to take, any action which would amend, terminate (other than any termination in connection with the replacement of such agreement on terms substantially no less favorable to the Issuer than the agreement being terminated) or discharge or prejudice the validity or effectiveness of this Indenture (other than as permitted herein) or any other Related Document or permit any party to any such document to be released from such obligations, except, in each case, as permitted or contemplated by the terms of such document, and provided that such actions may be taken or permitted, and such release may be permitted if the Issuer will have first obtained a Trustee Resolution determining that such action, permitted action or release does not materially adversely affect the interests of the Noteholders and prior notice has been provided to the Rating Agencies; and provided further that, in any case, (i) the Issuer will not take any action which would result in any amendment or modification to any conflicts standard or duty of care in such agreements and (ii) there must be at all times an Administrative Agent and a Servicer with respect to all Engines in the Portfolio.

(b)           Encumbrances.  The Issuer will not, and will not permit any Issuer Subsidiary to, create, incur, assume or suffer to exist any Encumbrance other than: (i) any Permitted Encumbrance,  and (ii) any other Encumbrance the validity or applicability of which is being contested in good faith in appropriate proceedings by any Issuer Group Member (and the proceedings related to such Encumbrance or the continued existence of such Encumbrance does not give rise to any reasonable likelihood of the sale, forfeiture or loss of the asset affected by such Encumbrance)  and for which such Issuer Group Member maintains adequate cash reserves to pay such Encumbrance.

(c)           Indebtedness.  The Issuer will not, and will not permit any Issuer Subsidiary to, incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for the payment of, contingently or otherwise, whether present or future (in any such case, to “Incur”), Indebtedness, other than:

(i)            Indebtedness in respect of the Initial Notes;

(ii)           Indebtedness in respect of any Refinancing Notes the proceeds of which are to be used in a Refinancing or any other Indebtedness to be used for the Redemption of Notes in whole as described in the first proviso to Section 5.02(d)(iii);

(iii)          Indebtedness in respect of Guarantees by any Issuer Group Member of any other Issuer Group Member, provided that no such Indebtedness shall be incurred if it would materially adversely affect the Holders;

(iv)          Unsecured Indebtedness to each Seller of Engines under any Acquisition Agreement and any related lease assignment and assumption agreement and the documents related thereto;

(v)           Indebtedness under currency and interest rate exchange transactions described in Section 5.02(f)(iv), upon such terms and conditions as the Controlling Trustees see fit and within limits and with Eligible Institutions;

(vi)          Indebtedness under intercompany loans or any agreement between the Issuer and any Issuer Subsidiary or between any Issuer Group Members (each, an “Intercompany Loan”); provided that (A) the Trustee shall have received a subordination agreement in form and substance satisfactory to the Trustee and the Controlling Party, including pursuant to the Security Trust Agreement, (B) the Trustee shall have provide prior Written Notice of such Intercompany Loan to the Initial Liquidity Facility Provider and to each Rating Agency, and (C) such Indebtedness shall be evidenced by promissory notes;

(vii)         Indebtedness of the Issuer under the Initial Liquidity Facility and any Replacement Liquidity Facility entered into in accordance with Section 3.14(e).

(d)           Restricted Payments.  The Issuer will not, and will not permit any Issuer Subsidiary to, (i) declare or pay any dividend or make any distribution on its Stock held by Persons other than any Issuer Group Member; provided that, so long as no Event of Default shall have occurred and be continuing and to the extent there are available funds therefor in the Collections Account on the applicable Payment Date, the Issuer may make payments on the Beneficial Interest Certificates to the extent of the aggregate amount of distributions made to the Issuer pursuant to Section 3.09 or any indenture supplemental hereto relating to the Notes; (ii) purchase, redeem, retire or otherwise acquire for value any Issuer Beneficial Interest in the Issuer or any shares of Stock in any Issuer Group Member held by or on behalf of Persons other than any Issuer Group Member or any Permitted Holder; (iii) make any interest, principal or premium, if any, payment on any of the Notes or make any voluntary or optional repurchase, defeasance or other acquisition or retirement for value of Indebtedness of the Issuer or any Issuer Subsidiary that is not owed to a Person other than any Issuer Group Member other than in accordance with the Notes and this Indenture or the Related Documents; provided that the Issuer may repurchase, defease or otherwise acquire or retire any of the Notes from a source other than from Collections (other than that portion of Collections that would otherwise be distributable to the Issuer in accordance in accordance with Section 3.09) so long as any Refinancing Notes of the Issuer issued in connection with such transactions has been issued in accordance with the terms of this Indenture, and provided, further, that the Issuer may pay a Consent Fee with the approval of a Special Majority of the Controlling Trustees, provided that such Consent Fee is not materially adverse to the Holders; or (iv) make any investments, other than Permitted Account Investments and investments permitted under Section 5.02(f) hereof.

The term “Investment” for purposes of the above restriction means any loan or advance to a Person, any purchase or other acquisition of any Stock or Indebtedness of such Person, any capital contribution to such Person or any other investment in such Person.

(e)           Limitation on Dividends and Other Payments.  The Issuer will not, and will not permit any Issuer Subsidiary to, create or otherwise suffer to exist any consensual limitation or restriction of any kind on the ability of the Issuer or any Issuer Subsidiary to (i) declare or pay dividends or make any other distributions permitted by Applicable Law, or purchase, redeem or otherwise acquire for value, any Issuer Beneficial Interest in the Issuer or the Stock of any such Issuer Subsidiary, as the case may be; (ii) pay any Indebtedness owed to the Issuer or such Issuer Subsidiary; (iii) make loans or advances to the issuer or such Issuer Subsidiary; or (iv) transfer any of its property or assets to the Issuer or any Issuer Subsidiary.

(f)            Business Activities.  The Issuer will not, and will not permit any Issuer Subsidiary to, engage in any business or activity other than:

(i)            purchasing or otherwise acquiring (subject to the limitations on acquisitions of Engines described below), owning, holding, converting, maintaining, modifying, managing, operating, leasing, re-leasing and (subject to the limitations on sales of Engines described below) selling or otherwise disposing of the Engines (or related Engine Interests) and entering into all contracts and engaging in all related activities incidental thereto, including from time to time accepting, exchanging, holding or permitting any Issuer Subsidiary to accept, exchange or hold promissory notes, contingent payment obligations or equity interests of Lessees or their Affiliates issued in connection with the bankruptcy, reorganization or other similar process, or in settlement of delinquent obligations or obligations anticipated to be delinquent of such Lessees or their respective Affiliates in the ordinary course of business (an “Allowed Restructuring”);

(ii)           providing loans to, and guaranteeing or otherwise supporting the obligations and liabilities of any Issuer Group Member; provided, that written notification shall have been given to each Rating Agency and the Initial Liquidity Facility Provider of such loan, guarantee or other support; provided, further, that no such notice shall be required for any guarantee provided by an Issuer Group Member with respect to any obligations of another Issuer Group Member in respect of the lease, purchase, maintenance, modification, refurbishment, repair or sale of any Engine or otherwise in the ordinary course of the Aircraft Engine operating lease business;

(iii)          financing or refinancing the business activities described in clause (i) of this Section 5.02(f) through the offer, sale and issuance of Notes (subject to the limitations of this Indenture) and any other securities of the issuer, upon such terms and conditions as the Controlling Trustees see fit, for cash or in payment or in partial payment for any property purchased or otherwise acquired by any Issuer Group Member;

(iv)          engaging in currency and interest rate exchange transactions for the purposes of avoiding, reducing, minimizing, hedging against or otherwise managing the risk of any loss, cost, expense or liability arising, or which may arise, directly or indirectly, from any change or changes in any currency exchange rate or in the price or value of any of the Issuer’s or any Issuer Subsidiary’s property or assets, within limits and with providers specified by the Trustee Resolution providing therefor from time to time and submitted to the Rating Agencies and the Initial Liquidity Facility Provider, including dealings, whether involving purchases, sales or otherwise, in foreign currency, spot and forward exchange contracts, forward agreements, caps, floors and collars, futures, options, swaps and any other currency and other similar hedging arrangements and such other instruments as are similar to, or derivatives of, any of the foregoing;

(v)           (A) subject to the other limitations of this Indenture, establishing, promoting and aiding in promoting, constituting, forming or organizing companies, trusts, syndicates, partnerships or other entities of all kinds in any part of the world for the purposes set forth in clause (i) of this Section 5.02(f), (B) acquiring, holding and disposing of shares, securities and other interests in any such trust, company, syndicate, partnership or other entity and (C) disposing of shares, securities and other interests in, or causing the dissolution of, any Issuer Group Member; provided that any such disposition which results in the disposition of an Engine meets the requirements for a Permitted Engine Disposition, provided, further, that the Administrative Agent shall have given Written Notice to the Initial Liquidity Facility Provider that such company, trust, syndicate, partnership or other entity (other than an Engine Trust) has been established in compliance with the Indenture;

(vi)          purchasing, acquiring, surrendering and assigning policies of insurance and assurances with any insurance company or companies which the Issuer or any Issuer Subsidiary determines to be necessary or appropriate to comply with this Indenture and to pay the premiums thereon; and

(vii)         taking any action that is incidental to, or necessary to effect, any of the actions or activities set forth above.

In accordance with the terms of the Trust Agreement, the Issuer will not, without approval of the Independent Controlling Trustee, take any action to waive, repeal, amend, vary, supplement or otherwise modify this Section 5.02(f).

(g)           Limitation on Consolidation, Merger and Transfer of Assets.  The Issuer will not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of its property and assets (as an entirety or substantially an entirety in one transaction or in a series of related transactions) to, any other Person or Persons, or permit any other Person to merge with or into the Issuer (any such consolidation, merger, sale, conveyance, transfer, lease or disposition, a “Merger Transaction”), except where:

(i)            unless the proceeds of the Merger Transaction are applied to redeem the Notes in whole, the resulting entity is a special purpose entity, the charter of which is substantially similar to the Trust Agreement, and, after such Merger Transaction, payments from such resulting entity to the Noteholders do not give rise to any withholding tax payments less favorable to the Noteholders than the amount of any withholding tax payments which would have been required had such Merger Transaction not occurred and such entity is not subject to taxation as a corporation or an association or a publicly traded partnership taxable as a corporation;

(ii)           (A) such Merger Transaction has been unanimously approved by the Controlling Trustees including the Independent Controlling Trustee and (B), unless the proceeds of the Merger Transaction are applied to redeem the Notes in whole, the surviving successor or transferee entity shall expressly assume all of the obligations of the Issuer under this Indenture, the Notes and each other Related Document to which the Issuer is then a party (with, in the case of a transfer only, the Issuer thereupon being released), in each case pursuant to an agreement in substance and form reasonably satisfactory to the Controlling Trustees;

(iii)          both before, and immediately after giving effect to such Merger Transaction, no Concentration Violation, Event of Default or Early Amortization Event shall have occurred and be continuing;

(iv)          unless the proceeds of the Merger Transaction are applied to redeem the Notes in whole, each of (A) a Rating Agency Confirmation, (B) the consent of the Controlling Party, and (C) the prior written consent of the Initial Liquidity Facility Provider has been obtained with respect to such Merger Transaction;

(v)           unless the proceeds of the Merger Transaction are applied to redeem the Notes in whole, for U.S. Federal income tax purposes, such Merger Transaction does not result in the recognition of gain or loss by any Noteholder; and

(vi)          the Issuer delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel, in each case stating that such Merger Transaction complies with the above criteria and that all conditions precedent provided for herein relating to such transaction have been complied with.

(h)           Limitation on Transactions with Affiliates.  The Issuer will not, and will not permit any Issuer Subsidiary to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any Affiliate of the Issuer or any Issuer Subsidiary, except upon fair and reasonable terms no less favorable to the Issuer or such Issuer Subsidiary than could be obtained, at the time of such transaction or at the time of the execution of the agreement providing therefor, in a comparable arm’s-length transaction with a Person that is not such an Affiliate, provided, that the foregoing restriction does not limit or apply to the following:

(i)            any transaction in connection with the establishment of the Issuer, its acquisition of the Initial Engines (or related Engine Trusts) or pursuant to the terms of the Related Documents;

(ii)           any transaction within and among the Issuer or any Issuer Subsidiary; provided that no such transaction, other than among the Issuer and any Issuer Subsidiary, shall be consummated if such transaction would materially adversely affect the Noteholders;

(iii)          the payment of reasonable and customary regular fees to, and the provision of reasonable and customary liability insurance in respect of, the Controlling Trustees;

(iv)          any payments on or with respect to the Notes or the Beneficial Interest Certificates in accordance with Section 3.09 of  this Indenture and the Trust Agreement;

(v)           any acquisition of a Replacement Engines in a Permitted Engine Acquisition complying with Section 5.02(q);

(vi)          any transaction involving the pooling of Engines, provided that (A) such transaction shall be on an arm’s length basis and shall have been approved by a unanimous vote of the Controlling Trustees and (B) the Encumbrance of the Security Trustee in the Engine subject to such pooling arrangement shall not be adversely affected;

(vii)         any payments of the types referred to in clause (i) or (ii) of Section 5.02(d) and not prohibited thereunder; or

(viii)        sale of Engines or any Issuer Subsidiary as part of a single transaction providing for the redemption or defeasance of the Notes in accordance with the terms of this Indenture.

(i)            Limitation on the Issuance, Delivery and Sale of Equity Interests.  Except as expressly permitted by the Trust Agreement, the Issuer will not (i) issue, deliver or sell any Stock or (ii) sell, or permit any Issuer Subsidiary, directly or indirectly, to issue, deliver or sell, any Stock (in each case, however designated, whether voting or non-voting, other than the Issuer Beneficial Interests in the Issuer existing on the Closing Date), except for the following:

(i)            the issuances, sale, delivery, transfer or pledge of Stock of any Issuer Group Member to or for the benefit of any Issuer Group Member;

(ii)           issuances or sales of any Additional Certificates the proceeds of which are applied to fund Discretionary Engine Modifications;

(iii)          issuances or sales of shares of Stock of any foreign Issuer Subsidiary to nationals in the jurisdiction of incorporation or organization of such Issuer Subsidiary, as the case may be, to the extent required by Applicable Law or necessary in the determination of the Controlling Trustees to avoid adverse tax consequences or to facilitate the registration or leasing of Engines (any such holder, a “Permitted Holder”);

(iv)          the pledge of the Stock in Issuer Group Members pursuant to the Security Trust Agreement;

(v)           the sale of any Stock of any Issuer Group Member in order to effect the sale of all Engines owned by such Issuer Group Member in a Permitted Engine Disposition;

(vi)          the issuance of Additional Certificates to the holders of the Beneficial Interest Certificates (or their nominees) to the extent such holders of the Beneficial Interest Certificates provide funds to the Issuer with which to effect a redemption or discharge of the Notes upon any acceleration of the Notes, provided that the Issuer may accept additional equity contributions from the holders of the Beneficial Interest Certificates in proportion to their interests to be used for the foregoing purposes without issuing Additional Certificates; and

(vii)         notwithstanding the foregoing, no issuance, delivery, sale, transfer or other disposition of any equity interest in the Issuer or any Issuer Subsidiary will be effective, and any such issuance, delivery, sale transfer or other disposition will be void ab initio, if it would result in the Issuer or such Issuer Subsidiary being classified as an association (or a publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes.

(j)            Bankruptcy and Insolvency.  The Issuer will promptly provide the Trustee, the Initial Liquidity Facility Provider and the Rating Agencies with Written Notice of the institution of any proceeding by or against the Issuer or any Issuer Subsidiary, as the case may be, seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for either or for any substantial part of their property. The Issuer will not take any action to waive, repeal, amend, vary, supplement or otherwise modify its constitutional documents or any provision of the Trust Agreement or permit any Controlling Trustee to do so to any of its constitutional documents that would adversely affect the rights, privileges or preferences of any Noteholder, unless evidenced by a unanimous written resolution of the Controlling Trustees including the Independent Controlling Trustee and a Rating Agency Confirmation.

The Issuer will take no action with respect to any voluntary insolvency proceedings or consents to involuntary insolvency proceedings without an affirmative unanimous written resolution of the Controlling Trustees including the Independent Controlling Trustee in accordance with the Trust Agreement and will not, without an affirmative unanimous written resolution of the Controlling Trustees including the Independent Controlling Trustee and a Rating Agency Confirmation, take any action to waive, repeal, amend, vary, supplement or otherwise modify the provision of the Trust Agreement which requires a unanimous resolution of the Controlling Trustees including the Independent Controlling Trustee, or limits the actions of the holders of the Beneficial Interest Certificates, with respect to voluntary insolvency proceedings or consents to involuntary insolvency proceedings.

(k)           Payment of Principal, Premium, if any, and Interest.  The Issuer will duly and punctually pay the principal, premium, if any, and interest on the Notes in accordance with the terms of this Indenture and the Notes and, in the case of any Refinancing Notes, the related indenture supplemental hereto.

(l)            Limitation on Employees.  The Issuer will not, and will not permit any Issuer Subsidiary to, employ or maintain any employees other than as required by any provisions of local law.  Trustees and directors shall not be deemed to be employees for purposes of this Section 5.02(l).

(m)          Reserved.

(n)           Delivery of Rule 144A Information.  To permit compliance with Rule 144A in connection with offers and sales of Notes, the Issuer will promptly furnish upon request of a Holder of a Note to such Holder and a prospective purchaser designated by such Holder, the information required to be delivered under Rule 144A(d)(4) if at the time of such request the Issuer is not a reporting company under Section 13 or Section 15(d) of the Exchange Act.  The Issuer does not presently intend to become such a reporting company.

(o)           Administrative Agent.  If at any time, there is not a Person acting as Administrative Agent, the Issuer shall promptly appoint a qualified Person to perform any duties under this Indenture that the Administrative Agent is obligated to perform until a replacement Administrative Agent assumes the duties of the Administrative Agent.

(p)           Engine Dispositions.  The Issuer will not, and will not permit any Issuer Subsidiary to, sell, transfer or otherwise dispose of any Engine or any interest therein, including any interest in an Engine Subsidiary or an Engine Trust, except that the Issuer and each Issuer Subsidiary may sell, transfer or otherwise dispose of or part with possession of (i) any Parts, or (ii) one or more Engines, an Engine Interest or an Engine Subsidiary, as follows (any such sale, transfer or disposition described in clause (i), (ii), (iii), (iv) or (v) of this Section 5.02(p), a “Permitted Engine Disposition”):

(i)            An Engine Disposition pursuant to a purchase option or other agreements of a similar character (i) existing on the Initial Closing Date in the case of the Initial Engines and, with respect to any Replacement Engine, on the date acquired by the Issuer or any Issuer Subsidiary and (ii) granted to any Lessee under or in connection with a Lease of an Engine, provided that the purchase price under such purchase option granted to any Lessee with respect to such Engine is not less than *** of the Projected Allocable Debt Amount of such Engine as of the date such purchase option is exercisable;

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(ii)           An Engine Disposition within or among the Issuer and the Issuer Subsidiaries without limitation, and among the Issuer and/or any Issuer Subsidiary and any other Issuer Group Member; provided that such sale, transfer or disposition may be made only to the Issuer or any Issuer Subsidiary if such sale, transfer or other disposition, in the determination by a Special Majority of the Controlling Trustees, would not materially adversely affect the Holders; and, provided, further, that written notification shall have been given to each Rating Agency of such sale, transfer or disposition;

(iii)          An Engine Disposition pursuant to receipt of insurance proceeds in connection with the Total Loss of an Engine;

(iv)          In connection with an Optional Redemption of the Notes in whole, an Engine Disposition of all or substantially all of the Portfolio, subject to the payment in full of all Credit Facility Obligations and, if all of the Portfolio is disposed of, of all other Obligations hereunder and under the Related Documents; or

(v)           An Engine Disposition in the ordinary course of business (other than an Engine Disposition as a result of a Total Loss) so long as:

(A)          such Engine Disposition does not result in a Concentration Violation (taking into account the Concentration Variance Limits);

(B)          the Net Sale Proceeds to be received by the Issuer or any Issuer Subsidiary from such Engine Disposition are deposited, at the election of the Controlling Trustees, into (x) the Collections Account, (y) the Engine Replacement Account, or (z) a Qualified Escrow Account maintained by a Qualified Intermediary, or any combination of the foregoing;

(C)          the aggregate Initial Appraised Values of the Engines that have been disposed of in Engine Dispositions (other than Engine Dispositions pursuant to clauses (ii) or (iv) of this Section 5.02(p)), reduced by the Aggregate Engine Disposition Adjustment Amount, shall (I) prior to the *** anniversary of the Initial Closing Date, not exceed *** of the Engine Disposition Limit as of the date of such Engine Disposition and (II) at any time thereafter prior to repayment in full of the Outstanding Principal Balance of the Notes together with accrued and unpaid interest thereon, not exceed *** of Engine Disposition Limit as of the date of such Engine Disposition;

(D)          the Net Sale Proceeds to be received by the Issuer and the Issuer Subsidiaries from such Engine Disposition are equal to or greater than *** of the Allocable Debt Amount of the Engine subject to such Engine Disposition on the date such Engine Disposition is to be consummated; and

(E)           such Engine Disposition has been approved by a Special Majority of the Controlling Trustees (including the affirmative vote of the Independent Controlling Trustee).

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(q)           Engine Acquisitions.  The Issuer will not, and will not permit any Issuer Subsidiary to, purchase or otherwise acquire an Engine (or an interest therein) other than the Initial Engines or any interest therein, except that the Issuer and any Issuer Subsidiary will be permitted to purchase or otherwise acquire, directly or indirectly Replacement Engines in connection with a Replacement Exchange, so long as the following requirements are satisfied (any such purchase or acquisition satisfying all of the following conditions (i) through (viii), a “Permitted Engine Acquisition”):

(i)            no Event of Default or Early Amortization Event shall have occurred and be continuing at the time of such purchase or acquisition or would result therefrom;

(ii)           such Replacement Exchange does not result in a Concentration Violation (without regard to the Concentration Variance Limits) and does not cause the percentage of Engines in the Portfolio not on lease (measured by Adjusted Appraised Value) to exceed of *** of the Aggregate Adjusted Appraised Value;

(iii)          such Replacement Engine shall have an Initial Appraised Value, determined not more than six months prior to the date of its purchase or acquisition by the Issuer or any Issuer Subsidiary;

(iv)          the amount to be paid to the seller of such Replacement Engine pursuant to the related Acquisition Agreement does not exceed the Initial Appraised Value for such Replacement Engine;

(v)           such purchase or acquisition shall not cause the percentage of Off-Production Engines in the Portfolio (measured by Adjusted Appraised Value) to exceed the percentage of Off-Production Engines in the Portfolio (measured by Adjusted Appraised Value) immediately prior to the commencement of the Replacement Exchange;

(vi)          the purchase or acquisition of such Replacement Engine has been approved by a Special Majority of the Controlling Trustees (including the affirmative vote of the Independent Controlling Trustee);

(vii)         such Replacement Engine shall be subject to a lease and shall meet the Engine Eligibility Criteria, such lease shall include the Core Lease Provisions and the purchase price under any Purchase Option granted to any Lessee with respect to such Replacement Engine is not less than *** of the Projected Allocable Debt Amount for such Replacement Engine as of the date such Purchase Option is exercisable; and

(viii)        the cumulative Initial Appraised Values of all Replacement Engines purchased or acquired within the 12-month period ending on the date such Replacement Engine is to be purchased or acquired shall not exceed *** of the Aggregate Adjusted Appraised Value as of such date;

provided that if two or more Replacement Engines are being acquired in a single Replacement Exchange, the foregoing requirements shall be determined on an aggregate basis.

(r)            Modification Payments and Capital Expenditures.  The Issuer will not, and will not permit any Issuer Subsidiary to, make any capital expenditures for the purpose of effecting any optional improvement or modification of any Engine (each such expenditure, a “Modification Payment”), except that (i) Mandatory Engine Modifications may be made as provided in the definition thereof, (ii) the Issuer or any Issuer Subsidiary may make Discretionary Engine Modifications, in each case upon obtaining a Trustee Resolution authorizing such Discretionary Engine Modifications and (iii) such Mandatory Engine Modifications and Discretionary Engine Modifications may be funded out of Available Collections to the extent provided in Section 3.09.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(s)            Leases.

(i)            The Issuer will not surrender possession of any Engine to any Person that is not an Issuer Group Member other than for purposes of maintenance or overhaul or pursuant to a Lease that includes the Core Lease Provisions.

(ii)           The Issuer will, and will cause the Servicer in general to, use its pro forma lease agreement or agreements, as such pro forma lease agreement or agreements may be revised for purposes of the Issuer specifically or generally from time to time by the Servicer (collectively, the “Pro Forma Lease”), for use by the Servicer on behalf of the Issuer or any other Issuer Group Member as a starting point in the negotiation of Future Leases with Persons who are not Issuer Group Members or any of their respective Affiliates.  However, with respect to any Future Lease entered into in connection with (x) the renewal or extension of a Lease, (y) the leasing of an Engine to a Person that is or was a Lessee under a pre-existing Lease, or (z) the leasing of an Engine to a Person that is or was a Lessee under an operating lease of an engine that is being managed or serviced by the Servicer, a form of lease substantially similar to such pre-existing Lease or operating lease, as the case may be, may be used by the Servicer, in lieu of the Pro Forma Lease on behalf of the Issuer or any other Issuer Group Member as a starting point in the negotiation of such Future Lease with Persons who are not an Issuer Group Member or any of their respective Affiliates. The terms of the Pro Forma Lease may be revised from time to time by the Servicer, provided that any such revisions shall be consistent with the Core Lease Provisions.

(iii)          The Issuer may enter into, and permit any Issuer Subsidiary to enter into, any Future Lease for which Rental Payments are denominated in a currency other than Dollars, provided that, if the aggregate Adjusted Appraised Value of Engines on Leases with any such currency is in excess of 5% of the Aggregate Adjusted Appraised Value, the currency exposure shall be hedged in accordance with Section 5.02(f)(iv).

(iv)          The Issuer may not enter into, and will not permit any Issuer Subsidiary to enter into, any Future Lease with any Person that is not an Issuer Group Member or any of their Affiliates, unless, (A) upon entering into such Future Lease, the Issuer is in compliance with the Concentration Limits, and (B) upon entering into such Future Lease (or within a commercially reasonable period thereafter), the Controlling Trustees obtain such legal opinions, if any, with regard to enforceability of the Future Lease, matters relating to the Cape Town Convention and such other matters customary for such transactions to the extent that receiving such legal opinions is consistent with the reasonable commercial practice of leading international Aircraft Engine operating lessors.

(t)            Concentration Limits.  The Issuer will not, and will not permit any Issuer Subsidiary to, sell, purchase, lease or otherwise take any action with respect to any Engine if entering into such proposed sale, purchase, lease or other action would cause the Portfolio to exceed any of the Concentration Limits, unless a Special Majority of the Controlling Trustees shall have approved such sale, purchase or lease or other action and the Issuer shall have provided notice to the Rating Agencies with respect to such sale, purchase, or lease or other action, provided that a Permitted Engine Disposition, lease or other action, but not a Permitted Engine Acquisition, may result in an individual Concentration Limit on Lessee location being exceeded by up to *** for no longer than six months at any one time, and provided further that all Concentration Limits on Lessee location may not be so exceeded by more than *** in the aggregate at any one time (collectively, the “Concentration Variance Limits”).

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

The Issuer shall not, and shall not permit any Issuer Subsidiary to, (i) lease (including any renewal or extension of any existing Lease) any Engine to any Lessee habitually based or domiciled in any of the jurisdictions set forth as “Prohibited” in clause (a) of the PRI Guidelines, as amended from time to time with written notice to each Rating Agency (each such jurisdiction, a “Prohibited Country”), (ii) enter into any Lease (including any renewal or extension of any existing Lease) that expressly permits the Lessee to sublease an Engine to a sublessee habitually based or domiciled in a Prohibited Country, or (iii) consent to a sublease of an Engine to a sublessee habitually based or domiciled in a Prohibited Country.

(u)           Appraisal of Engines.  The Issuer will, at least once each year and within thirty (30) days before or after the end of each calendar year, and in any event not later than January 31 of any such year (each such date on which an appraisal is delivered, an “Appraisal Date”), commencing in 2013, deliver to the Trustee and publish in the next Monthly Report (with no obligation of review or inquiry on the part of the Trustee) the Annual Appraised Value of each of the Engines in the Portfolio, based on appraisals from an Appraiser, each such appraisal to be dated within thirty (30) days prior to its delivery.

(v)           Mortgages.  The Issuer shall cause each Issuer Subsidiary that owns an Engine to execute and deliver an Engine Mortgage in favor of the Security Trustee and to file such Engine Mortgage with the FAA and take such other actions as are contemplated by the Engine Mortgage to perfect the security interest of the Security Trustee in such Engine, including registration of the International Interest constituted by such Engine Mortgage with the International Registry.

(w)          Maintenance of Separate Existence.  Except to the extent provided in this Indenture or the other Related Documents, the Issuer shall, and shall cause each Issuer Subsidiary to, maintain certain policies and procedures relating to its existence as a separate corporation, company or other legal entity as follows:

(i)            the Issuer acknowledges its receipt of a copy of that certain opinion letter issued by Pillsbury Winthrop Shaw Pittman LLP (the “Non-consolidation Opinion”), dated as of the Initial Closing Date and addressed to, among others, the Initial Liquidity Facility Provider and each Rating Agency and addressing the issue of substantive consolidation as it may relate to the Issuer, on the one hand, and the Servicer or the Administrative Agent, on the other hand.  The Issuer hereby agrees to maintain, and to cause each Issuer Subsidiary to maintain, in place all policies and procedures described by such opinion as being policies and procedures of the Issuer and the Issuer Subsidiaries, and to act, and to cause each Issuer Subsidiary to act, in accordance with such policies and procedures; provided, however, that the Issuer or any such Issuer Subsidiary may terminate or modify any such policy or procedure, subject to the Issuer or such Issuer Subsidiary delivering to the Trustee and the Initial Liquidity Facility Provider an Opinion of Counsel to the same effect as the Non-Consolidation Opinion, taking into account such termination or modification of such policy or procedure and the other policies and procedures of the Issuer and the Issuer Subsidiaries as of the date of such Opinion of Counsel, in form and substance reasonably acceptable to the Trustee and the Initial Liquidity Facility Provider (so long as the Initial Liquidity Facility Provider is providing an Eligible Credit Facility).

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(ii)           the Issuer shall, and shall cause each Issuer Subsidiary to:

(A)          maintain its own books and records and bank accounts separate from those of the Servicer, the Administrative Agent and any other Person except as otherwise contemplated by the constitutional documents of the Issuer Group Members or the Related Documents;

(B)          maintain its assets in such a manner that it is not difficult to segregate, identify or ascertain such assets;

(C)          except with respect to any Issuer Group Member that is a grantor trust, have Controlling Trustees separate from that of the Servicer, the Administrative Agent and any other Person; provided that the individuals serving as Controlling Trustees in each case may be the same individuals;

(D)          except with respect to any Issuer Group Member that is a grantor trust, cause the Controlling Trustees to meet at least quarterly and keep minutes of such meetings and actions and observe all other corporate and other legal formalities;

(E)           hold itself out to creditors and the public as a legal entity separate and distinct from the Servicer, the Administrative Agent and any other Person;

(F)           except as expressly set forth in Section 2.14, prepare separate financial statements and separate tax returns, and if separate returns for the Issuer and the Administrative Agent are required under applicable tax law, or if part of a consolidated group, then it will be shown as a separate member of such group, and pay any taxes required to be paid under applicable tax law;

(G)          allocate and charge fairly and reasonably any common overhead shared with Affiliates;

(H)          conduct business in its own name, use separate invoices, stationery and checks and strictly comply with all organizational formalities to maintain its separate existence;

(I)            not commingle its assets or funds with those of any other Person (including the Servicer or the Administrative Agent);

(J)            not hold out its credit or assets as being available to satisfy the obligations of others;

(K)          not assume, guarantee or pay the debts or obligations of any other Person or otherwise pledge its assets for the benefit of any other Person;

(L)           correct any known misunderstanding regarding its separate identity;

(M)         other than as expressly contemplated by this Indenture, pay its own liabilities only out of its own funds;

(N)          maintain adequate capital in light of its contemplated business purpose, transactions and liabilities;

(O)          not acquire the securities of the Servicer or the Administrative Agent;

(P)           cause the Controlling Trustee and other representatives of the Issuer or such Issuer Subsidiary, as applicable, to act at all times with respect to the Issuer or such Issuer Subsidiary, as the case may be, consistently and in furtherance of the foregoing and in compliance with Applicable Law; and

(Q)          transact all business with Affiliates on an arm’s length basis and pursuant to enforceable agreements.

(x)           Independent Controlling Trustee.  The Issuer shall cause each of its Subsidiaries (except any Engine Trust of which the Issuer or a Subsidiary is the holder of the beneficial interest) to have at least one Independent Controlling Trustee, who may be an Independent Controlling Trustee serving as a Controlling Trustee of the Issuer or any other of its Subsidiaries.

Section 5.03          Operating Covenants.  The Issuer covenants with the Trustee as follows, provided that any of the following covenants with respect to the Engines shall not be deemed to have been breached by virtue of any act or omission of a Lessee or sub-lessee, or of any Person which has possession of an Engine for the purpose of repairs, maintenance, modification or storage, or by virtue of any requisition, seizure, or confiscation of an Engine (other than seizure or confiscation arising from a breach by the Issuer or any issuer Subsidiary of such covenant) (each, a “Third Party Event”), so long as (i) neither the Issuer nor any Issuer Subsidiary consents or has consented to such Third Party Event; and (ii) the issuer or any Issuer Subsidiary which is the lessor or owner of such Engine promptly and diligently takes such commercially reasonable actions as a leading international engine operating lessor would reasonably take in respect of such Third Party Event, including, as deemed appropriate (taking into account, among other things, the laws of the jurisdiction in which such Engine is located), seeking to compel such Lessee or other relevant Person to remedy such Third Party Event or seeking to repossess the relevant Engine:

(a)           Ownership.  The Issuer will, and shall cause each Issuer Subsidiary to, (i) on all occasions on which the ownership of each Engine is relevant, make it clear to third parties that title to the same is held by the Issuer or any Issuer Subsidiary, as the case may be, and (ii) not do, or knowingly permit to be done, or omit, or knowingly permit to be omitted, any act or thing which might reasonably be expected to jeopardize the rights of the Issuer or any Issuer Subsidiary as owner of each Engine, except as contemplated by the Related Documents.

(b)           Compliance with Law; Maintenance of Permits.  The Issuer will (i) comply, and cause each Issuer Subsidiary to comply, in all material respects with all Applicable Laws, (ii) obtain, and cause each Issuer Subsidiary to obtain, all material governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required for the use and operation of the Engines owned by it, (iii) not cause or knowingly permit, directly or indirectly, through any Issuer Subsidiary, any Lessee to operate any Engine under any Lease in any material respect contrary to any Applicable Law, and (iv) not knowingly permit, directly or indirectly, through any Issuer Subsidiary, any Lessee not to obtain all material governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required for such Lessee’s use and operation of any Engine under any operating Lease.

(c)           Forfeiture.  The Issuer will not do anything, and will not permit any Issuer Subsidiary to do anything, and will not knowingly permit, directly or indirectly, through any Issuer Subsidiary, any Lessee to do anything, which may reasonably be expected to expose any Engine to forfeiture, impoundment, detention, appropriation, damage or destruction (other than any forfeiture, impoundment, detention or appropriation which is being contested in good faith by appropriate proceedings if (i) adequate resources have been made available by the Issuer or an Issuer Subsidiary or the applicable Lessee for any payment which may arise or be required in connection with such forfeiture, impounding, detention or appropriation or proceedings taken in respect thereof, and (ii) such forfeiture, impounding, detention or appropriation or the continued existence thereof does not give rise to any material likelihood of the assets to which such forfeiture, impounding, detention or appropriation relates or any interest in such assets being sold, permanently forfeited or otherwise lost).  In the event of a forfeiture, impoundment, detention or appropriation of such Engine not constituting a Total Loss, the issuer will, or shall cause each Issuer Subsidiary to, use all commercially reasonable efforts to obtain the immediate release of such Engine.

(d)           Maintenance of Assets.  The Issuer will, with respect to each Engine under Lease, cause, directly or indirectly, through any Issuer Subsidiary, such Engine to be maintained in a state of repair and condition consistent with the reasonable commercial practice of leading international Aircraft Engine operating lessors with respect to similar engines under lease, taking into consideration, among other things, the identity of the relevant Lessee (including the credit standing and operating experience thereof), the age and condition of the Engine and the jurisdiction in which the airframe that such Engine is installed on will be registered or in which the Lessee is based. In addition, the Issuer will, with respect to each Engine that is not subject to a Lease, maintain, and cause each Issuer Subsidiary to maintain, such Engine in a state of repair and condition consistent with the reasonable commercial practice of leading international Aircraft Engine operating lessors with respect to engines not under lease.

(e)           Notification of Loss, Theft, Damage or Destruction.  The Issuer will notify the Trustee, the Security Trustee, the Administrative Agent and the Servicer, in writing, as soon as the Issuer or any Issuer Subsidiary becomes aware of any loss, theft, damage or destruction to any Engine if the potential cost of repair or replacement of such asset (without regard to any insurance claim related thereto) may exceed $1,000,000 and will notify such Persons and the Initial Liquidity Facility Provider, in writing, as soon as the Issuer or any Issuer Subsidiary becomes aware of a Total Loss with respect to any Engine.

(f)            Insurance.  The Issuer will maintain or cause, directly or indirectly through the Issuer Subsidiaries, to be maintained with reputable and responsible insurers or with insurers that maintain relevant reinsurance with reputable and responsible reinsurers (i) insurance for each Engine in an amount at least equal to the Adjusted Appraised Value for such Engine (or the equivalent thereof from time to time if such insurance is denominated in a currency other than Dollars), (ii) liability insurance denominated in Dollars for each Engine and occurrence in an amount at least equal to the relevant amount set forth on Exhibit C hereto for each type of Engine and as amended from time to time with notice to the Rating Agencies, and (iii) political risk insurance (“PRI”) for each Engine subject to a Lease to a Lessee that is habitually based in a jurisdiction determined in accordance with the PRI Guidelines, in an amount at least equal to the Adjusted Appraised Value (or the equivalent thereof from time to time if such insurance is denominated in a currency other than Dollars) for such Engine.

Deductibles and self-insurance for Engines subject to a Lease may be maintained in an amount up to the higher of (x) an amount not to exceed $5,000,000 in the aggregate in respect of any one occurrence in respect of such Engines and (y) the amount obtained pursuant to commercially reasonable deductible and self-insurance arrangements (taking into account, inter alia, the lease terms and conditions customarily available to the applicable Lessee, experience of such Lessee, the type of aircraft on which the Engine may be installed and market practices in the commercial aviation industry generally).  The coverage and terms (including endorsements, deductibles and self-insurance arrangements) of any insurance maintained with respect to any Engine not subject to a Lease shall be substantially consistent with the commercial practices of leading international Aircraft Engine operating lessors regarding similar engines.  The Security Trustee shall be named as sole loss payee on all insurance other than liability insurance, and the Trustee and Security Trustee shall be named as additional insureds on all liability insurance.

In determining the amount of insurance required to be maintained by this Section 5.03(f), the Issuer may take into account any indemnification from, or insurance provided by, any governmental, supranational or inter-governmental authority or agency (other than, with respect to PRI, any governmental authority or agency of any jurisdiction for which PRI must be obtained), the sovereign foreign currency debt of which is rated at least AA, or the equivalent, by at least one of the Rating Agencies, against any risk with respect to an Engine at least in an amount which, when added to the amount of insurance against such risk maintained by the Issuer (or which the Issuer has caused to be maintained), shall be at least equal to the amount of insurance against such risk otherwise required by this Section 5.03(f) (taking into account self-insurance permitted by this Section 5.03(f)).  Any such indemnification or insurance provided by such government shall provide substantially similar protection as the insurance required by this Section 5.03(f).  The Issuer will not be required to maintain (or to cause to be maintained) any insurance otherwise required hereunder to the extent that such insurance is not generally available in the relevant insurance market at commercially reasonable rates from time to time.

(g)           Indemnity.  The Issuer will, and shall cause each Issuer Subsidiary to, include in each Lease an indemnity from such Person in respect of any losses or liabilities arising from the use or operation of the related Engine during the term of such Lease, subject to such exceptions, limitations and qualifications as are consistent with the reasonable commercial practice of leading international Aircraft Engine operating lessors.

(h)           Fees and License.  The Issuer will, and shall cause each Issuer Subsidiary to, promptly pay or cause to be promptly, paid all license and registration fees and all taxes of any nature (together with any penalties, fines or interest thereon) assessed and demanded by any government or any revenue authority (whether of the applicable country of registration of the airframe on which any Engine is installed or otherwise), upon or with respect to any Engines or upon the purchase, ownership, delivery, leasing, possession, use, operation, return, sale or other disposition thereof or rentals, income or proceeds received with respect thereto.

Section 5.04          Compliance Through Agents.  The Issuer shall be entitled to delegate the performance of any of its covenants hereunder to one or more Service Providers pursuant to one or more Related Documents entered into in accordance with the terms of this Indenture so long as each such Related Document is subject to the Encumbrance of the Security Trust Agreement.  Nothing in this Section 5.04 is intended to, or shall, relieve the Issuer from any liability or consequences hereunder arising from the failure of the Issuer or any such Service Provider to perform any such covenant strictly in accordance with the terms of this Indenture.

ARTICLE VI

THE TRUSTEE

Section 6.01           Acceptance of Trusts and Duties.  The duties and responsibilities of the Trustee shall be as expressly set forth herein and no implied covenants or obligations shall be read into the Indenture against the Trustee; provided, however that the duties and responsibilities of the Trustee described in Sections 6.09 and 6.10 shall be as provided by the TIA (as specified herein).  The Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and the TIA and agrees to receive and disburse all moneys received by it in accordance with the terms hereof.  The Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or negligence or breach of any of its representations or warranties set forth herein and the Trustee shall not be liable for any action or inaction of the Issuer or any other parties to any of the Related Documents.  The fees and out-of-pocket expenses of the Trustee shall be Expenses of the Issuer.

Section 6.02           Absence of Duties.   The Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Lessee. Notwithstanding the foregoing, the Trustee, upon written request, shall furnish to any Noteholder, promptly upon receipt thereof, duplicates or copies of all reports, Notices, requests, demands, certificates, financial statements and other instruments furnished to the Trustee under this Indenture.

Section 6.03           Representations or Warranties.  The Trustee does not make and shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Notes, any other securities or any other document or instrument or as to the correctness of any statement contained in any thereof, except that the Trustee in its individual capacity hereby represents and warrants (i) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (ii) this Indenture is the legal, valid and binding obligation of Deutsche Bank Trust Company Americas, enforceable against Deutsche Bank Trust Company Americas in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

Section 6.04           Reliance; Agents; Advice of Counsel.  The Trustee may conclusively rely and shall be fully protected and incur no liability to anyone in acting or refraining from acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Trustee shall have no obligation to confirm the veracity of the content of any such item provided to it (absent manifest error).  The Trustee may accept a copy of a resolution of, in the case of the Issuer, the Controlling Trustees and, in the case of any other party to any Related Document, the governing body of such Person, certified in an accompanying Officer’s Certificate as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect.  As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.  The Trustee shall furnish to the Administrative Agent upon written request such information and copies of such documents as the Trustee may have and as are necessary for the Administrative Agent to perform its duties under Articles II and III hereof.

The Trustee shall assume, and shall be fully protected in assuming, that the Issuer is authorized by its constitutional documents to enter into this Indenture and to take all action permitted to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Issuer with respect thereto.

The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Controlling Party or the Holders, in accordance with the terms of this Indenture, including, without limitation, Section 4.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

The Trustee may consult with counsel as to any matter relating to this Indenture and any Opinion of Counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be Incurred therein or thereby.

The Trustee shall not be required to expend or risk its own funds or otherwise Incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Administrative Agent under this Indenture or any of the Related Documents.

The Trustee shall not be liable for any Costs or Taxes (except for Taxes relating to any compensation, fees or commissions of any entity acting in its capacity as Trustee hereunder) or in connection with the selection of Permitted Account Investments or for any investment losses resulting from Permitted Account Investments or for the failure of the Issuer or Administrative Agent to provide timely written direction with respect thereto.

When the Trustee Incurs expenses or renders services in connection with an Acceleration Default, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.

The Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Trustee obtains actual knowledge of such event, including receiving Written Notice of such event from the Issuer, the Administrative Agent, the Controlling Party or any Holder.

The Trustee shall have no duty to monitor the performance of the Issuer, the Administrative Agent or any other party to the Related Documents, nor shall it have any liability in connection with the malfeasance or nonfeasance by such parties.

The Trustee shall have no liability in connection with the appointment of the Administrative Agent or compliance by the Issuer and the Administrative Agent or any Lessee under a Lease with statutory or regulatory requirements related to any Engine or any Lease.  The Trustee shall have no obligation, or liability in respect thereto, to verify or recalculate any of the determinations made by the Administrative Agent pursuant to the Related Documents.  The Trustee shall not make or be deemed to have made any representations or warranties with respect to any Engine or any Lease or the validity or sufficiency of any assignment or other disposition of any Engine or any Lease.

The Trustee shall not be liable for any error of judgment reasonably made in good faith by an officer or officers of the Trustee, unless it shall be determined by a court of competent jurisdiction in a non appealable judgment that the Trustee was grossly negligent or willfully blind in making such judgment.

Except as expressly set forth in the Related Documents, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper document, unless any such Related Document directs the Trustee to make such investigations.

Neither the Trustee nor the Operating Bank shall have any obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Administrative Agent or as expressly provided herein.  In no event shall the Trustee or the Operating Bank be liable for the selection of investments or for investment losses incurred thereon in accordance with the Related Documents.  Neither the Trustee nor the Operating Bank shall have any liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity in accordance with the Related Documents or by any other Person or the failure of the Administrative Agent to provide timely written investment direction.

Section 6.05           Not Acting in Individual Capacity.    The Trustee  acts hereunder solely as trustee unless otherwise expressly provided; and all Persons, other than the Holders to the extent expressly provided in this Indenture, having any claim against the Trustee by reason of the transactions contemplated hereby shall look, subject to the lien and priorities of payment as herein provided, only to the property of the Issuer for payment or satisfaction thereof.

Section 6.06           No Compensation from Holders.  The Trustee agrees that it shall have no right against the Holders or, except as provided in Article III hereof, for any fee as compensation for its services hereunder.

Section 6.07           Notice of Defaults.  As promptly as practicable after, and in any event within 30 days after, the occurrence of any Default or Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit by mail to the Issuer, any Paying Agent, the Initial Liquidity Facility Provider and the Holders of the Notes, notice of such Default or Event of Default actually known to a Responsible Officer of the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default on the payment of the interest on or principal or Redemption Price of any Note, the Trustee shall be fully protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders of the Notes; provided further that the Trustee shall in any event notify the Initial Liquidity Facility Provider of any such Default or Event of Default.  In the event that an Event of Default under Section 4.01(g) has occurred and is cured by means of an insurance policy, the Issuer agrees to provide notice of such cure, together with the identity of the applicable insurer, to each of the Rating Agencies and the Initial Liquidity Facility Provider.

Section 6.08           Trustee May Hold Securities.  The Trustee, any Paying Agent, the Registrar or any of their Affiliates or any other agent in their respective individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311of the TIA, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

Section 6.09           Corporate Trustee Required; Eligibility.  There shall at all times be a Trustee which shall be eligible to act as a trustee under Section 310(a) of the TIA and shall meet the Eligibility Requirements.  If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09 to act as Trustee, the Trustee shall resign immediately as Trustee in the manner and with the effect specified in Section 7.01.

Section 6.10           Disqualification of Trustee.  If this Indenture is qualified under the TIA, the Trustee shall be subject to the provisions of Section 310(b) of the TIA during the period of time provided for therein.  If this Indenture has been qualified under the TIA and the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture.  Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the TIA.

Section 6.11           Preferential Collection of Claims Against Issuer.  The Trustee shall comply with Section 311(a) of the TIA as if this Indenture were required to be qualified under the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA.  A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent applicable and to the extent indicated therein.

Section 6.12           Reports by the Issuer.  (a)  The Issuer shall furnish to the Trustee, within 120 days after the end of each fiscal year ending December 31, a brief certificate from a Signatory Trustee as to his or her knowledge of the Issuer’s compliance with all conditions and covenants under this Indenture (it being understood that for purposes of this Section 6.12, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture).

(b)           The Issuer shall furnish to the Trustee and the Initial Liquidity Facility Provider within 45 days after the end of each calendar quarter a certification as to the matters set forth in Exhibit H hereto.

Section 6.13           Compensation.   The Issuer covenants and agrees to pay to the Trustee  from time to time, and the Trustee shall be entitled to, the fees and expenses agreed in writing between the Issuer and the Trustee, and will further pay or reimburse the Trustee upon its request for all reasonable expenses, any of the provisions hereof or any other documents executed in connection herewith (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ).

Section 6.14           Holder Lists.  If the Trustee is not acting as the Registrar, the Issuer will furnish or cause to be furnished to the Trustee with respect to the Notes:

(a)           semi-annually, not later than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such semi-annual date, as the case may be, and

(b)           at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.

Section 6.15           Preservation of Information; Communications to Holders.  (a)  The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 6.14 and the names and addresses of Holders received by the Trustee in its capacity as Registrar.  The Trustee may destroy any list furnished to it as provided in Section 6.14 upon receipt of a new list so furnished.

(b)           If three or more Holders of Notes of the Notes (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with the Holders of all Notes with respect to their rights under this Indenture or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.15(a).

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.15(a) hereof, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses in connection with such mailing.

(c)           Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 6.15(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.15(b).

ARTICLE VII

SUCCESSOR TRUSTEES

Section 7.01           Resignation and Removal of Trustee.  The Trustee may resign at any time without cause by giving at least 60 days’ prior Written Notice to the Issuer, the Initial Liquidity Facility Provider, the Administrative Agent and the Holders, provided that such resignation to be effective only upon the acceptance of the appointment by a successor Trustee.  A Required Majority (or, with respect to the Initial Notes, the Initial Liquidity Facility Provider, so long as it is the Controlling Party) may at any time remove the Trustee without cause by an instrument in writing delivered to the Issuer, the Administrative Agent, the Servicer, the Security Trustee and the Trustee being removed, such removal to be effective only upon the acceptance of the appointment by a successor Trustee.

In addition, the Issuer may remove the Trustee if:  (a) if this Indenture has been qualified under the TIA, such Trustee fails to comply with Section 310 of the TIA after written request therefor by the Issuer or a Holder who has been a bona fide Holder for at least six months, (b)  such Trustee is adjudged a bankrupt or an insolvent, (c) a receiver or public officer takes charge of such Trustee or its property or (d) such Trustee becomes incapable of acting, such removal to be effective only upon the acceptance of the appointment by a successor Trustee.  References to the Trustee in this Indenture include any successor Trustee appointed in accordance with this Article VII.

Section 7.02           Appointment of Successor.  (a)  In the case of the resignation or removal of the Trustee under Section 7.01, the Issuer shall promptly appoint a successor Trustee; provided that a Required Majority may appoint, within one year after such resignation or removal, a successor Trustee which may be other than the successor Trustee appointed by the Issuer, and such successor Trustee appointed by the Issuer shall be superseded by the successor Trustee so appointed by the Holders.  If a successor Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Trustee gives notice of resignation or is removed, the retiring Trustee, the Issuer, the Administrative Agent, the Initial Liquidity Facility Provider or a majority of the Outstanding Principal Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.  Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

(b)           Any successor Trustee, however appointed, shall execute and deliver to the Issuer, the Administrative Agent, the Initial Liquidity Facility Provider and the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Trustee herein; provided that, upon the written request of such successor Trustee, such predecessor Trustee shall, upon payment of all amounts due and owing to it, execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all moneys or other property then held by such predecessor Trustee hereunder solely for the benefit of the Notes.

(c)           [Reserved].

(d)           Each Trustee shall be an Eligible Institution and shall meet the Eligibility Requirements, if there be such an institution willing, able and legally qualified to perform the duties of a Trustee hereunder; provided that the Rating Agencies shall receive notice of any replacement Trustee.

(e)           Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the business of the Trustee may be transferred, shall be the Trustee under this Indenture without further act.

ARTICLE VIII

INDEMNITY

Section 8.01           Indemnity.  The Issuer shall indemnify the Trustee (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including attorney’s fees and expenses) Incurred by it without willful misconduct or negligence on its part arising out of or in connection with the acceptance or administration of this Indenture and its duties under this Indenture, the Notes and the other Related Documents, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties and hold it harmless against, any loss, liability or reasonable expense Incurred without negligence or bad faith on its part, arising out of or in connection with actions taken or omitted to be taken in reliance on any Officer’s Certificate furnished hereunder, or the failure to furnish any such Officers’ Certificate required to be furnished hereunder.  The Trustee shall notify the Issuer, and, in the case of any such claim in excess of 5% of the Appraised Value of the Portfolio, the Rating Agencies and the Initial Liquidity Facility Provider promptly of any claim asserted against the Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder.  The Issuer shall defend the claim and the Trustee shall cooperate in the defense.  The Trustee may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel.  The Issuer need not reimburse any expense or indemnity against any loss or liability Incurred by the Trustee through willful misconduct or negligence.  The provisions of this Section 8.01 and Section 8.02 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

Section 8.02           Holders’ Indemnity.  The Trustee shall be entitled to be indemnified (except with respect to losses, damages or obligations arising from the Trustee’s willful misconduct or negligence) by the Holders of any the Notes before proceeding to exercise any right or power under this Indenture or the Security Trust Agreement at the request or direction of such Holders.

ARTICLE IX

MODIFICATION

Section 9.01           Modification with Consent of Holders and the Initial Liquidity Facility Provider .  With the consent of a Required Majority on the Record Date of any vote of such Holders (voting as a single class), the Initial Liquidity Facility Provider, the Issuer, when authorized by a Trustee Resolution and after the receipt of a Rating Agency Confirmation, may amend or modify this Indenture or the Notes; provided that, without the consent of each provider of an Eligible Credit Facility and each Holder of any Notes, in each instance affected thereby, no such amendment may modify the provisions of this Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal, or Redemption Price payable in respect of the Notes, or reduce the percentage of the aggregate Outstanding Principal Balance of the Notes required to approve any amendment or waiver of this Section 9.01 or alter the manner or priority of payment of the Notes (each, a “Basic Terms Modification”); provided further that no amendment may be made which affects the Trustee’s or the Operating Bank’s rights, duties, indemnities or immunities hereunder or under and Related Document or otherwise without the express written consent of the Trustee or the Operating Bank, as the case may be.

It shall not be necessary for the consent of the Holders and each provider of an Eligible Credit Facility under this Section 9.01 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof; provided, however that it shall be necessary for the Initial Liquidity Facility Provider to approve the particular form of any proposed amendment or waiver.

Any such modification approved by a Required Majority will be binding on all Holders of the Notes and each party to this Indenture.

The Issuer shall give each Rating Agency, the Initial Liquidity Facility Provider, each other provider of an Eligible Credit Facility and any paying agent, prior notice of any amendment under this Section 9.01, and, after an amendment under this Section 9.01 becomes effective, the Issuer shall mail to the Holders, the Initial Liquidity Facility Provider, each other provider of an Eligible Credit Facility and the Rating Agencies a notice briefly describing such amendment and a copy of such executed amendment.  Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

After an amendment under this Section 9.01 becomes effective, it shall bind every Holder whether or not notation thereof is made on any Note held by such Holder.

Section 9.02           Modification Without Consent of Holders and Providers of Eligible Credit Facilities.  Subject to Section 9.01, the Trustee may agree with the Issuer, without the consent of any Holder or any provider of an Eligible Credit Facility (but in the case of clauses (b) and (c) below, with the consent of the Initial Liquidity Facility Provider), (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the Notes to correct a manifest error or an error which is of a formal, minor or technical nature, (b) to modify the provisions of this Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Administrative Agent, (c) to add or replace any Eligible Credit Facility, (d) to any amendment (other than a Basic Terms Modification) of an immaterial nature as determined by the Issuer necessary to facilitate the issuance of Refinancing Notes (all in a manner consistent with the express provisions of this Indenture) or (e) to comply with the requirements of the Commission in connection with the qualification of this Indenture under the TIA.  The Issuer shall give the Rating Agencies and any paying agent prior notice of any such modification, and such modification shall be notified to the Holders as soon as practicable thereafter and shall be binding on all the Holders.

Upon any such modification, the Issuer shall deliver to the Holders, the Trustee and the Initial Liquidity Facility Provider a certificate of the Issuer certifying that such modification will not adversely affect the Holders or the Initial Liquidity Facility Provider.

Section 9.03           Subordination and Priority of Payments.  The subordination provisions contained in Section 3.09 and Article X may not be amended or modified without the consent of the Servicer, each provider of an Eligible Credit Facility and each Holder of Notes affected thereby.  In no event shall the provisions set forth in Section 3.09 relating to the priority of the Expenses and payments under all Eligible Credit Facilities be amended or modified.

Section 9.04           Execution of Amendments by Trustee.  In executing, or accepting the additional trusts created by, any amendment or modification to this Indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture and that all conditions precedent to the execution of such amendment have been met.  The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s own rights, duties, immunities or indemnities under this Indenture or otherwise.

ARTICLE X

SUBORDINATION

Section 10.01         Subordination of the Securities and Other Subordinated Obligations.  (a)  (i) The Issuer, each Holder (by its acceptance of its Note) and each other Secured Party (by its acceptance of the benefits of the Security Trust Agreement) agree that the Securities and the other Obligations shall be subject to the provisions of this Article X and, in the case of the Secured Obligations, to the provisions of Article VII of the Security Trust Agreement and (ii) each Junior Claimant (and each Junior Representative of any thereof) agrees for the benefit of each Senior Claimant (and the Controlling Party and the trustee acting therefor) that each Junior Claim shall be subordinated fully in right of payment to each Senior Claim as provided in Section 3.09, this Article X and Article VII of the Security Trust Agreement.

(b)           For the purposes of this Indenture, no Senior Claims shall be deemed to have been paid in full until and unless the Senior Claimant (or the trustee therefor) of such Senior Claims shall have received payment in full in cash of such Senior Claims.

(c)           All payments or distributions upon or with respect to any Obligations that are received by any Junior Claimant (or any Junior Representative thereof) contrary to the provisions of this Indenture or in excess of the amounts to which such Junior Claimant is entitled under Section 3.09 shall be received for the benefit of the Senior Claimant, shall be segregated from other funds and property held by such Junior Claimant (or any Junior Representative thereof) and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims in accordance with the terms hereof.

(d)           Notwithstanding anything contained herein to the contrary, payments (i) deposited in any Cash Collateral Account or drawn under any Eligible Credit Facility (as provided in Section 3.13 or Section 3.14), or (ii) deposited in the Defeasance/Redemption Account (or, in the case of a Refinancing, the Refinancing Account) in respect of a Redemption under Section 3.11 or in respect of the defeasance of Notes pursuant to Article XI shall not be subordinated to the prior payment of any Senior Claimants in respect of any Senior Claims or subject to any other restrictions set forth in this Article X and Article VII of the Security Trust Agreement, and none of the Holders shall be obligated to pay over any payments from any such property to the Security Trustee or any other creditor of any of the Grantors (as defined in the Security Trust Agreement).

(e)           The Senior Representative is hereby authorized to demand specific performance of the provisions of this Article X at any time when any Junior Claimant (or any Junior Representative thereof) shall have failed to comply with any of such provisions applicable to them.  The Junior Claimants (and each Junior Representative thereof) hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

Section 10.02         Rights of Subrogation.  The Junior Claimants (and each Junior Representative thereof) agree that no payment or distributions to any Senior Claimant (or the trustee therefor) pursuant to the provisions of this Indenture shall entitle any Junior Claimant (or any Junior Representative thereof) to exercise any rights of subrogation in respect thereof until all Obligations constituting Senior Claims with respect to such Person shall have been paid in full.

Section 10.03         Further Assurances of Junior Representatives.  Each of the Junior Representatives shall, at the expense of the Issuer, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Controlling Party may reasonably request, in order to effectuate the provisions of this Article X.

Section 10.04         Enforcement.  Each Junior Claimant (and the Junior Representative therefor) agrees that the provisions of this Article X shall be enforceable against it under all circumstances, including without limitation in any proceeding referred to in Sections 4.01(e) and 4.01(f).

Section 10.05         Continued Effectiveness.  The provisions of this Article X shall continue to be effective or shall be revived or reinstated, as the case may be, if at any time any payment of any of the Senior Claims is rescinded or must otherwise be returned by any Senior Claimant upon the insolvency, bankruptcy or reorganization of any Issuer Group Member, or otherwise, all as though such payment had not been made.

Section 10.06         Senior Claims and Junior Claims Unimpaired.  Nothing in this Article X shall impair, as between the Issuer and any Senior Claimant or any Junior Claimant, the obligations of the Issuer to such Person, including without limitation the Senior Claims and the Junior Claims; provided that it is understood that the enforcement of rights and remedies shall be subject to the terms of this Indenture and the Security Trust Agreement.

ARTICLE XI

DISCHARGE OF INDENTURE; DEFEASANCE

Section 11.01         Discharge of Liability on the Notes; Defeasance.  (a)  When (i) the Issuer delivers to the Trustee all Outstanding Notes (other than Notes that have been lost, stolen or destroyed and that have been replaced pursuant to Section 2.08) for cancellation or (ii) all Outstanding Notes have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Section 3.11(c) and the Issuer irrevocably deposits in the Defeasance/Redemption Account funds sufficient to pay at maturity or upon redemption all Outstanding Notes, including interest thereon to maturity or the Redemption Date (other than Notes replaced pursuant to Section 2.08) and (iii) all amounts owed to the Initial Liquidity Facility Provider have been paid in full, and if in each case the Issuer pays all other sums payable hereunder by the Issuer, then this Indenture shall, subject to Section 11.01(c), cease to be of further effect.  The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuer accompanied by an Officers’ Certificate and an Opinion of Counsel, at the cost and expense of the Issuer, to the effect that any conditions precedent to a discharge of this Indenture have been met.

(b)           Subject to Sections 11.01(c) and 11.02 hereof, the Issuer at any time may terminate (i) all its obligations under the Notes and this Indenture (“Legal Defeasance” option) or (ii) its obligations under Sections 4.01 (other than with respect to a failure to comply with Sections 4.01(a), 4.01(b), 4.01(c), 4.01(e) (only with respect to the Issuer), 4.01(f) (only with respect to the Issuer)), 5.02 and 5.03 (“Covenant Defeasance” option).  The Issuer may exercise its Legal Defeasance option notwithstanding its prior exercise of its Covenant Defeasance option.

If the Issuer exercises its Legal Defeasance option, payment of any Notes subject to such Legal Defeasance may not be accelerated because of an Event of Default.  If the Issuer exercises its Covenant Defeasance option, payment of the Notes may not be accelerated because of an Event of Default (other than with respect to a failure to comply with Sections 4.01(a), 4.01(b), 4.01(c), 4.01(e) (other than with respect to the Issuer), 4.01(f) (other than with respect to the Issuer)) and 5.02(k) hereof.

Upon satisfaction of the conditions set forth herein and upon written request of the Issuer, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuer terminates.

(c)          Notwithstanding clauses (a) and (b) above, the Issuer’s obligations in Sections 2.01, 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09 and 5.02(k), Article VI, and Sections 8.01, 11.04, 11.05 and 11.06 hereof shall survive until all the Notes have been paid in full.  Thereafter, the Issuer’s obligations in Sections 8.01, 11.04 and 11.05 shall survive.

Section 11.02                          Conditions to Defeasance.  The Issuer may exercise its Legal Defeasance option or its Covenant Defeasance option only if:

(a)          the Issuer irrevocably deposits in trust in the Defeasance/Redemption Account any one or any combination of (i) money, (ii) obligations of, and supported by the full faith and credit of, the U.S. Government (“U.S. Government Obligations”) or (iii) obligations of corporate issuers (“Corporate Obligations”) (provided that any such Corporate Obligations are rated AA+, or the equivalent, or higher, by the Rating Agencies at such time and shall not have a maturity of longer than three years from the date of defeasance) for the payment of all principal or Redemption Price and interest (A) on the Notes being defeased, in the case of Legal Defeasance, or (B) on all of the Notes in the case of Covenant Defeasance, in either case, to maturity or redemption, as the case may be;

(b)         the Issuer delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations or the Corporate Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due (i) on the Notes being defeased, in the case of Legal Defeasance, or (ii) on all of the Notes in the case of Covenant Defeasance, in either case, to maturity or redemption, as the case may be;

(c)          91 days pass after the deposit described in clause (a) above is made and during the 91-day period no Event of Default specified in Section 4.01(e) or (f) with respect to the Issuer occurs which is continuing at the end of the period;

(d)         the deposit described in clause (a) above does not constitute a default under any other agreement binding on the Issuer;

(e)          the Issuer delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit described in clause (a) does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

(f)            in the case of the Legal Defeasance option, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the U.S. Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(g)         in the case of the Covenant Defeasance option, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(h)         if the related Notes are then listed on any securities exchange, the Issuer delivers to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Notes to be delisted;

(i)             a Rating Agency Confirmation and the prior written consent of the Initial Liquidity Facility Provider is obtained relating to the defeasance contemplated by this Section 11.02;

(j)             all amounts due and owing to the Initial Liquidity Facility Provider have been paid (or provided for under Section 11.02(a)); and

(k)          the Issuer delivers to the Trustee an Opinion of Counsel and an Officer’s Certificate that all conditions precedent to such defeasance have been satisfied.

Section 11.03                          Application of Trust Money.  The Trustee shall hold in trust in the Defeasance/Redemption Account money, U.S. Government Obligations or Corporate Obligations deposited with it pursuant to this Article XI.  Upon payment of its fees and expenses, it shall apply the deposited money and the money from U.S. Government Obligations or Corporate Obligations in accordance with this Indenture to the payment of principal, premium, if any, and interest on the Notes.

Section 11.04                          Repayment to Issuer.  The Trustee shall promptly turn over to the Issuer upon written request any excess money or securities held by it at any time after application of the appropriate defeasance option.

Subject to any applicable abandoned property law, the Trustee shall pay to the Issuer upon written request any money held by it for the payment of principal or interest that remains unclaimed for two years and, thereafter, Holders entitled to the money must look to the Issuer for payment as general creditors.  Such unclaimed funds shall remain uninvested and in no event shall the Trustee be liable for interest on such unclaimed funds.

Section 11.05                          Indemnity for Government Obligations and Corporate Obligations.  The Issuer shall pay and shall indemnify the Trustee against any Tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Corporate Obligations, or the principal and interest received on such U.S. Government Obligations or Corporate Obligations.

Section 11.06                          Reinstatement.  If the Trustee is unable to apply any money or U.S. Government Obligations or Corporate Obligations in accordance with this Article XI by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application or otherwise, the Issuer’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article XI until such time as the Trustee is permitted to apply all such money, U.S. Government Obligations or Corporate Obligations in accordance with this Article XI; provided, however, that, if the Issuer has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money, U.S. Government Obligations or Corporate Obligations held by the Trustee.

ARTICLE XII

MISCELLANEOUS

Section 12.01                          Right of Trustee to Perform.  If the Issuer for any reason fails to observe or punctually to perform any of its obligations to the Trustee, whether under this Indenture or any of the other Related Documents or otherwise, the Trustee shall have power (but shall have no obligation), on behalf of or in the name of the Issuer or otherwise, to perform such obligations and to take any steps which the Trustee may, in its absolute discretion, consider appropriate with a view to remedying, or mitigating the consequences of, such failure by the Issuer; provided that no exercise or failure to exercise this power by the Trustee shall in any way prejudice the Trustee’s other rights under this Indenture or any of the other Related Documents.

Section 12.02                          Waiver.  Any waiver by any party of any provision of this Indenture or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given.  The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Indenture by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.  No failure on the part of the Trustee to exercise, and no delay on its part in exercising, any right or remedy under this Indenture will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.  The rights and remedies provided in this Indenture are cumulative and not exclusive of any rights or remedies provided by law.  In the event Deutsche Bank Trust Company Americas is no longer the Trustee and the Paying Agent, then the Trustee shall notify the Paying Agent promptly of any waiver by any party of any provision of this Indenture pursuant to this Section 12.02.

Section 12.03                          Severability.  In the event that any provision of this Indenture or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Indenture shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Indenture, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Indenture.  The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Trustee hereunder is unavailable or unenforceable shall not affect in any way the ability of the Trustee to pursue any other remedy available to it.

Section 12.04                          Restrictions on Exercise of Certain Rights; Limited Recourse.  (a)  Each of the parties hereto (other than the Trustee) hereby agrees with the Trustee that, except as otherwise provided in Section 4.04 hereof, it shall not sue for recovery or take any other steps for the purpose of recovering any of the Obligations hereunder or any other debts or liabilities whatsoever owing to it by the Issuer or any Issuer Subsidiary.  Each of the parties hereto (other than the Trustee) hereby agrees with the Trustee that it shall not take any steps for the purpose of procuring the appointment of an administrative receiver, examiner, receiver or similar officer or the making of an administration order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition, examinership or any like proceedings under United States federal law or the laws of State of Delaware or any other jurisdiction in respect of either the Issuer or any Issuer Subsidiary or in respect of any of their respective liabilities.

(b)         Each of the parties hereto hereby agrees that all amounts payable by the Issuer or any Issuer Subsidiary in respect of the Obligations hereunder shall be recoverable only from and to the extent of:

(i)                                     amounts on deposit in the Accounts;

(ii)                                  any other assets of the Issuer and the Issuer Subsidiaries and any proceeds thereof;

(iii)                               in the case of any payments by way of indemnity to be made by the Issuer pursuant to any Related Document, to any liability insurance proceeds payable in respect of such indemnity obligation on the part of the Issuer; provided that any such liability insurance proceeds shall be held in trust for the Person entitled to the relevant indemnity by the recipient thereof; and

(iv)                              any other Collateral pledged under the Security Trust Agreement,

and in consequence the Trustee agrees (A) that it shall look solely to the foregoing property for payment of all amounts payable by the Issuer or any Issuer Subsidiary in respect of the obligations hereunder and that none of the Issuer nor any Issuer Subsidiary shall be otherwise personally liable therefor and (B) that it shall not petition for the bankruptcy, examinership, insolvency, winding up, liquidation, reorganization, amalgamation or dissolution of the Issuer or any Issuer Subsidiary (or any of their assets or undertakings); provided that if any such proceeding is commenced by any other Person, the Trustee shall be entitled to join, claim or prove in such proceeding; provided, however, that the foregoing provisions of this Section 12.04(b) shall not:

(1)                                  limit or restrict in any way the accrual of interest on any unpaid amount (although the limitations as to the personal liability of the Issuer and each Issuer Subsidiary shall apply to such interest on such unpaid amount); or

(2)                                  limit or restrict in any way the personal liability of the Issuer or any Issuer Subsidiary for the discharge or its nonmonetary obligations in relation to its covenants, undertakings, representations and warranties (or any monetary obligations arising from any breach thereof) under any Related Document.

Section 12.05                          Notices.  All notices, demands, certificates, requests, directions, instructions and communications hereunder (“Notices”) shall be in writing and shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

if to the Issuer, to:

Willis Engine Securitization Trust II

c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890-1605
Attention: Corporate Trust Administrator
Facsimile:  (302) 651-8882

with copies to:

Willis Lease Finance Corporation

773 San Marin Drive

Novato, CA 94945

Attention: General Counsel

Facsimile: (415) 408-4702

and

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, NY 10036
Attention: William C. Bowers
Facsimile: (917) 408-4702

if to the Administrative Agent or to the Servicer, to:

Willis Lease Finance Corporation

773 San Marin Drive

Novato, CA 94945

Attention: General Counsel

Facsimile: (415) 408-4702

if to Deutsche Bank Trust Company Americas, the Trustee, the Operating Bank, the Security Trustee, the Registrar or the Paying Agent, to:

Deutsche Bank Trust Company Americas
60 Wall Street — 27th Floor
MS NYC 60-2720
New York, New York 10005
Trust & Agency Services — Alternative & Structured Finance Services
Facsimile: 212-553-2458

if to the Initial Liquidity Facility Provider, to:

Crédit Agricole Corporate and Investment Bank

1301 Avenue of the Americas

New York, NY 10019
Attention:  Debt Capital Markets - Securitization
Facsimile:  917-849-5584

if to any Holder of a Definitive Note, to such Holder at its address set forth in the Register as of the applicable Record Date; and

if to the Rating Agencies, to:

Fitch, Inc.
70 W. Madison, Suite 1100
Chicago, IL 60602
Attention: ABS Surveillance

Standard & Poor’s Ratings Group

55 Water Street, 47th Floor
New York, NY  10041
Attention: General Counsel
Facsimile: (212) 438-6630

A copy of each notice given hereunder to any party hereto shall also be given to each of the other parties hereto.  Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent Notices shall be sent.

Section 12.06                          Assignments; Third Party Beneficiary.  This Indenture shall be a continuing obligation of the Issuer and shall (a) be binding upon the Issuer and its successors and assigns and (b) inure to the benefit of and be enforceable by the Trustee, and by its successors, transferees and assigns.  The Issuer may not assign any of its obligations under this Indenture, or other than as provided in Section 5.04, delegate any of its duties hereunder.  Each Eligible Credit Facility shall be a third party beneficiary of Sections 3.09, 9.01 and 9.03, as applicable.  The Servicer and each of the Sellers shall each be a third party beneficiary of each provision of this Indenture that affects any of its rights or obligations under this Indenture or any Related Document, including (with respect to the Servicer and each of the Sellers only) the provisions hereof providing for Priority Expense payment and Encumbrance priority for amounts payable to the Servicer or any of the Sellers under the Servicing Agreement or the Acquisition Transfer Agreement or any other Related Document.

Section 12.07                          Currency Conversion.  (a)  If any amount is received or recovered by the Administrative Agent or the Trustee in respect of this Indenture or any part thereof (whether as a result of the enforcement of the security created under the Security Trust Agreement or pursuant to this Indenture or any judgment or order of any court or in the liquidation or dissolution of the Issuer or by way of damages for any breach of any obligation to make any payment under or in respect of the Issuer’s obligations hereunder or any part thereof or otherwise) in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Trustee or the Administrative Agent shall, to the fullest extent permitted by Applicable Law, only constitute a discharge to the Issuer to the extent of the amount of the Agreed Currency which the Administrative Agent or the Trustee was or would have been able in accordance with its normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Administrative Agent or Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the Issuer, the Issuer shall pay to the Administrative Agent or the Trustee such amount as the Administrative Agent or the Trustee shall determine to be necessary to indemnify the Trustee and the Administrative Agent against any loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or Incurred in connection therewith) and so that such indemnity, to the fullest extent permitted by Applicable Law, (i) shall constitute a separate and independent obligation of the Issuer distinct from its obligation to discharge the amount which was originally payable by the Issuer and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Administrative Agent or the Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by the Issuer or any judgment or order and no proof or evidence of any actual loss shall be required.

(b)         For the purpose of or pending the discharge of any of the moneys and liabilities hereby secured the Administrative Agent may, or cause the Operating Bank to, convert any moneys received, recovered or realized by the Administrative Agent under this Indenture (including the proceeds of any previous conversion under this Section 12.07) or any funds currently maintained in any account hereunder from their existing currency of denomination into the currency of denomination (if different) of such moneys and liabilities and any conversion from one currency to another for the purposes of any of the foregoing shall be made at the Trustee’s then prevailing spot selling rate at its office by which such conversion is made.  If not otherwise required to be applied in the Received Currency, the Administrative Agent, acting on behalf of the Security Trustee, shall promptly convert any moneys in such Received Currency other than U.S. dollars into U.S. dollars.  Each previous reference in this Section 12.07 to a currency extends to funds of that currency and funds of one currency may be converted into different funds of the same currency.  The cost and expense of any such conversion shall be added to and reflected in the rate obtained for conversion and in no event shall the Administrative Agent or any of its affiliates be liable in respect of the exchange rate obtained for any such conversion or any related cost or expense.

Section 12.08                          Application to Court.  The Trustee may at any time after the service of a Default Notice apply to any court of competent jurisdiction for an order that the terms of this Indenture be carried into execution under the direction of such court and for the appointment of a Receiver of the Collateral or any part thereof and for any other order in relation to the administration of this Indenture as the Controlling Party shall deem fit and the Trustee may assent to or approve any application to any court of competent jurisdiction made at the instigation of any of the Holders and shall be indemnified by the Issuer against all costs, charges and expenses Incurred by it in relation to any such application or proceedings.

Section 12.09                          Governing Law.  THIS INDENTURE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 12.10                          Jurisdiction.  (a) Each of the parties hereto agrees that the United States of America federal and New York State courts located in The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and, for such purposes, submits to the jurisdiction of such courts.  Each of the parties hereto waives any objection which it might now or hereafter have to the United States of America federal or New York State courts located in The City of New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Indenture and agrees not to claim that any such court is not a convenient or appropriate forum.  Each of the parties hereto (except for the Administrative Agent, Operating Bank, Trustee and Initial Liquidity Facility Provider) agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in The City of New York to the Person named as the process agent of such party in Schedule 9 at the address set out therein or at the principal New York City office of such process agent, if not the same.

(b)         The submission to the jurisdiction of the courts referred to in Section 12.10(a) shall not (and shall not be construed so as to) limit the right of the Trustee or the Controlling Party to take proceedings against the Issuer in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

(c)          Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Indenture to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

Section 12.11                          Counterparts.  This Indenture may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 12.12                          Table of Contents, Headings, Etc.  The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 12.13                          Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations.  In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Regulations”), the Trustee and the Operating Bank is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with.  Accordingly, each of the parties agrees to provide to each of the Trustee and the Operating Bank upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee and the Operating Bank to comply with Applicable Regulations.

[Remainder of Page Intentionally Left Blank]

CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

WILLIS ENGINE SECURITIZATION TRUST II, as the Issuer

By	/s/ Thomas C. Nord
Name: Thomas C. Nord
Title: Controlling Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Operating Bank and Trustee

By	/s/ Irene Siegel
Name: Irene Siegel
Title: Vice President

By	/s/ Maria Inoa
Name: Maria Inoa
Title: Associate

WILLIS LEASE FINANCE CORPORATION, as the Administrative Agent

By	/s/ Thomas C. Nord
Name: Thomas C. Nord
Title: Senior Vice President

[Signature Page — Indenture]

CONFIDENTIAL TREATMENT

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as the Initial Liquidity Facility Provider

By	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By	/s/ Richard McBride
Name: Richard McBride
Title: Director

[Signature Page — Indenture]

SCHEDULE 1

INITIAL ENGINES

ESN	Manufacturer	Model	Engine Beneficial Owner
***	Rolls-Royce	RB211-535	***
***	Rolls Royce	RB211-535	***
***	Rolls Royce	RB211-535	***
***	Rolls Royce	3007A	***
***	Rolls Royce	3007A	***
***	CFM International	CFM56-5C	***
***	CFM International	CFM56-5C	***
***	CFM International	CFM56-5B	***
***	CFM International	CFM56-5B	***
***	General Electric	CF6-80C2B	***
***	General Electric	CF6-80C2B	***
***	General Electric	CF6-80C2B	***
***	CFM International	CFM56-5B	***
***	CFM International	CFM56-5B	***
***	CFM International	CFM56-5B	***
***	CFM International	CFM56-5B	***
***	CFM International	CFM56-5B	***
***	CFM International	CFM56-5B	***
***	CFM International	CFM56-5B	***
***	CFM International	CFM56-5B	***
***	General Electric	CF6-80C2B	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

***	General Electric	CF6-80C2B	***
***	General Electric	CF6-80C2B	***
***	General Electric	CF6-80C2B	***
***	General Electric	CF6-80C2B	***
***	Pratt & Whitney	PW2000	***
***	CFM International	CFM56-3C1	***
***	Pratt & Whitney	PW4060	***
***	CFM International	CFM56-3C1	***
***	CFM International	CFM56-3C1	***
***	Pratt & Whitney	PW2000	***
***	Pratt & Whitney	PW4062	***
***	Pratt & Whitney	PW4060	***
***	CFM International	CFM56-5A	***
***	CFM International	CFM56-5A	***
***	CFM International	CFM56-5A	***
***	Pratt & Whitney	PW4100	***
***	Pratt & Whitney	PW4100	***
***	Pratt & Whitney	PW4100	***
***	CFM International	March-1995	***
***	CFM International	November-1996	***
***	CFM International	CFM56-5C	***
***	CFM International	CFM56-5C	***
***	CFM International	CFM56-7B	***
***	General Electric	CF6-80C2B	***
***	General Electric	CF34-3B	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

***	General Electric	CF34-3B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	CFM International	CFM56-7B	***
***	General Electric	CF34-10E	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

***	Pratt & Whitney	PW150A	***
***	Pratt & Whitney	PW150A	***
***	International Aero Engines	V2500	***
***	International Aero Engines	V2500	***
***	International Aero Engines	V2500	***
***	International Aero Engines	V2500	***
***	International Aero Engines	V2500	***
***	International Aero Engines	V2500	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SCHEDULE 2

ISSUER SUBSIDIARIES

Entity	Jurisdiction
WEST Engine Acquisition LLC	Delaware
Facility Engine Acquisition LLC	Delaware
WEST Engine Securitization (Ireland) Limited	Ireland

SCHEDULE 3

ENGINE SUBSIDIARIES

Entity	Jurisdiction
WEST Engine Acquisition LLC	Delaware
Facility Engine Acquisition LLC	Delaware

SCHEDULE 4

ENGINE TRUST AGREEMENTS

1.               Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

2.               Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

3.               Trust Agreement No. *** dated as of June 15, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

4.               Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

5.               Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

6.               Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

7.               Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

8.               Trust Agreement No. *** dated as of June 15, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

9.               Trust Agreement No. *** dated as of June 15, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

10.         Trust Agreement No. *** dated as of June 15, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

11.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association.

12.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

13.         Trust Agreement No. *** dated as of June 15, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

14.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

15.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

16.         Trust Agreement No. *** dated as of July 17, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

17.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

18.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

19.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

20.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

21.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

22.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

23.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time..

24.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

25.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

26.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

27.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

28.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

29.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

30.         Trust Agreement No. *** dated as of June 15, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

31.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

32.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

33.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

34.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

35.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

36.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

37.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

38.         Trust Agreement No. *** dated as of June 15, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

39.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

40.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

41.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

42.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

43.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

44.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

45.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

46.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

47.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

48.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

49.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

50.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association.

51.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

52.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

53.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

54.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

55.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

56.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

57.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

58.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

59.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

60.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

61.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

62.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

63.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

64.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

65.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

66.         Trust Agreement No. *** dated as of June 21, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

67.         Trust Agreement No. *** dated as of June 15, 2012 between WEST Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association, a national banking association, as amended or supplemented from time to time.

68.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

69.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

70.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

71.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

72.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

73.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

74.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

75.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

76.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

77.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

78.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

79.         Amended and Restated Trust Agreement No. *** dated as of September 17, 2012 between Facility Engine Acquisition LLC, a Delaware limited liability company, and U.S. Bank National Association.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SCHEDULE 5

[RESERVED]

SCHEDULE 6

SCHEDULED TARGET PRINCIPAL BALANCE

Payment Date	Scheduled Target Principal Balance ($)
Closing Date	***
15-Oct-2012	***
15-Nov-2012	***
15-Dec-2012	***
15-Jan-2013	***
15-Feb-2013	***
15-Mar-2013	***
15-Apr-2013	***
15-May-2013	***
15-Jun-2013	***
15-Jul-2013	***
15-Aug-2013	***
15-Sep-2013	***
15-Oct-2013	***
15-Nov-2013	***
15-Dec-2013	***
15-Jan-2014	***
15-Feb-2014	***
15-Mar-2014	***
15-Apr-2014	***
15-May-2014	***
15-Jun-2014	***
15-Jul-2014	***
15-Aug-2014	***
15-Sep-2014	***
15-Oct-2014	***
15-Nov-2014	***
15-Dec-2014	***
15-Jan-2015	***
15-Feb-2015	***
15-Mar-2015	***
15-Apr-2015	***
15-May-2015	***
15-Jun-2015	***
15-Jul-2015	***
15-Aug-2015	***
15-Sep-2015	***
15-Oct-2015	***
15-Nov-2015	***
15-Dec-2015	***
15-Jan-2016	***
15-Feb-2016	***
15-Mar-2016	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

15-Apr-2016	***
15-May-2016	***
15-Jun-2016	***
15-Jul-2016	***
15-Aug-2016	***
15-Sep-2016	***
15-Oct-2016	***
15-Nov-2016	***
15-Dec-2016	***
15-Jan-2017	***
15-Feb-2017	***
15-Mar-2017	***
15-Apr-2017	***
15-May-2017	***
15-Jun-2017	***
15-Jul-2017	***
15-Aug-2017	***
15-Sep-2017	***
15-Oct-2017	***
15-Nov-2017	***
15-Dec-2017	***
15-Jan-2018	***
15-Feb-2018	***
15-Mar-2018	***
15-Apr-2018	***
15-May-2018	***
15-Jun-2018	***
15-Jul-2018	***
15-Aug-2018	***
15-Sep-2018	***
15-Oct-2018	***
15-Nov-2018	***
15-Dec-2018	***
15-Jan-2019	***
15-Feb-2019	***
15-Mar-2019	***
15-Apr-2019	***
15-May-2019	***
15-Jun-2019	***
15-Jul-2019	***
15-Aug-2019	***
15-Sep-2019	***
15-Oct-2019	***
15-Nov-2019	***
15-Dec-2019	***
15-Jan-2020	***
15-Feb-2020	***
15-Mar-2020	***
15-Apr-2020	***
15-May-2020	***
15-Jun-2020	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

15-Jul-2020	***
15-Aug-2020	***
15-Sep-2020	***
15-Oct-2020	***
15-Nov-2020	***
15-Dec-2020	***
15-Jan-2021	***
15-Feb-2021	***
15-Mar-2021	***
15-Apr-2021	***
15-May-2021	***
15-Jun-2021	***
15-Jul-2021	***
15-Aug-2021	***
15-Sep-2021	***
15-Oct-2021	***
15-Nov-2021	***
15-Dec-2021	***
15-Jan-2022	***
15-Feb-2022	***
15-Mar-2022	***
15-Apr-2022	***
15-May-2022	***
15-Jun-2022	***
15-Jul-2022	***
15-Aug-2022	***
15-Sep-2022	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SCHEDULE 7

[RESERVED]

SCHEDULE 8

[RESERVED]

SCHEDULE 9

PROCESS AGENT

Entity	Process Agent
Willis Engine Securitization Trust II	Corporation Service Company 1133 Avenue of the Americas New York, NY 10036

EXHIBIT A-1

FORM OF FLOATING RATE NOTE

NEITHER THIS NOTE, NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF, THE HOLDER OR BENEFICIAL OWNER OF AN INTEREST HEREIN (i) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT AND HAS ACQUIRED THIS NOTE OR AN INTEREST HEREIN IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D (“REGULATION D”) UNDER THE SECURITIES ACT (COLLECTIVELY, AN “INSTITUTIONAL ACCREDITED INVESTOR”) WHO, PRIOR TO ITS PURCHASE OF THIS NOTE OR AN INTEREST HEREIN, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE TRUST INDENTURE (THE “INDENTURE”) DATED AS OF SEPTEMBER 14, 2012 AMONG WILLIS ENGINE SECURITIZATION TRUST II (THE “ISSUER”), DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE AND OPERATING BANK, WILLIS LEASE FINANCE CORPORATION, AS ADMINISTRATIVE AGENT AND CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, AS THE INITIAL LIQUIDITY FACILITY PROVIDER OR (C) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF THE SECURITIES ACT) AND IS ACQUIRING THIS NOTE OR AN INTEREST HEREIN IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT; (ii) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN EXCEPT (A) TO THE ISSUER OR ITS AFFILIATE (AS DEFINED IN RULE 501(b) OF REGULATION D), (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR WHO, PRIOR TO ITS PURCHASE OF THIS NOTE OR AN INTEREST HEREIN, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE INDENTURE, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (F) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  IF THE PROPOSED TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSONS” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.  THE INDENTURE CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN IN VIOLATION OF THE FOREGOING RESTRICTIONS.

1

BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED (OR IN THE CASE OF A DEFINITIVE NOTE WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE) THAT EITHER:  (A) NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN; OR (B) THE ACQUISITION AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN BY THE HOLDER DO NOT AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW, AS APPLICABLE.

[IF THIS NOTE IS REPRESENTED BY A GLOBAL NOTE, INSERT:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH ON THE REVERSE HEREOF.

[IF THIS NOTE IS REPRESENTED BY A REGULATION S GLOBAL NOTE, INSERT:

PRIOR TO THE EXPIRATION OF A RESTRICTED PERIOD ENDING ON THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” (AS DEFINED IN RULE 903(B)(2) OF REGULATION S) OR SUCH LATER DATE AS THE ISSUER MAY NOTIFY TO THE TRUSTEE, THIS NOTE, OR ANY BENEFICIAL INTEREST HEREIN, MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S, (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR WHO, PRIOR TO ITS PURCHASE OF THIS NOTE, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE INDENTURE OR (C) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A AND (D) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

2

[IF THIS NOTE IS REPRESENTED BY A DEFINITIVE NOTE, INSERT:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE OTHER RESTRICTIONS CONTAINED IN THE INDENTURE.

3

WILLIS ENGINE SECURITIZATION TRUST II

$[         ] CLASS 2012-A FLOATING RATE TERM NOTES

No.

CUSIP:

ISIN:

Common Code:

$

WILLIS ENGINE SECURITIZATION TRUST II, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & CO.](1)[                                                    ](2), or registered assigns, the principal sum [indicated on Schedule A hereof,](2) [of [SPELL AMOUNT] DOLLARS ($                ),](3) on [DATE] (the “Final Maturity Date”) and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating rate per annum equal to the sum of LIBOR plus [MARGIN] (calculated as provided in the Indenture) (the “Applicable Rate of Interest”) from the date hereof until the Outstanding Principal Balance hereof is paid, payable on each Payment Date, and if this Class 2012-A Note (this “Note”)  remains outstanding on [DATE] (the “Expected Final Payment Date”), then from the Expected Final Payment Date until the Outstanding Principal Balance hereof is paid, additional interest at the rate of three percent (3.0%) per annum, compounded monthly (“Step-Up Interest”) on the Outstanding Principal Balance hereof (in accordance with the Indenture), payable on each Payment Date following the Expected Final Payment Date.  Interest on this Note for each Interest Accrual Period shall be calculated by the Administrative Agent (as hereinafter defined) by multiplying the Applicable Rate of Interest on this Note for the relevant Interest Accrual Period by the Outstanding Principal Balance of this Note on the first day of such Interest Accrual Period and by multiplying the product by the actual number of days in such Interest Accrual Period divided by 360 and rounding the resulting amount to the nearest cent (with half a cent being rounded upwards).

This Note is one of a duly authorized issue of Notes of the Issuer issued under the Trust Indenture dated as of September 14, 2012 (as amended or supplemented from time to time, the “Indenture”), among the Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Operating Bank and as Trustee (the “Trustee”), WILLIS LEASE FINANCE CORPORATION, as Administrative Agent (the “Administrative Agent”) and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Initial Liquidity Facility Provider (the “Initial Liquidity Facility Provider”).  The Indenture provides for the issuance of Class 2012-A Notes in a single class.  All capitalized terms used in this Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture.

(1)   Insert for a Global Note.

(2)   Insert for a Definitive Note, including name of registered Holder.

(3)   Insert for a Definitive Note.

4

Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of Class 2012-A Notes.  This Note is subject to all of the terms of the Indenture.

The Outstanding Principal Balance of this Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in Section 3.09 of the Indenture (after making payments entitled to priority under Section 3.09 of the Indenture).  In addition, the Issuer, may optionally redeem all or part of the Outstanding Principal Balance of this Note on any Payment Date at the applicable Redemption Price (calculated as provided in the Indenture), or in the case of a redemption for taxation reasons specified in the Indenture, at the Outstanding Principal Balance hereof plus accrued and unpaid interest hereon.  Further, the Issuer may provide for the defeasance of this Note in accordance with Article XI of the Indenture.

[IF THIS NOTE IS REPRESENTED BY A REGULATION S GLOBAL NOTE, INSERT:

The Issuer has issued a Class 2012-A Fixed Rate Term Note, CUSIP: [CUSIP], ISIN: [ISIN] (the “Rule 144A Note”) on the date of this Note with an original principal amount of [[SPELL AMOUNT] DOLLARS ($                )]. As provided in the Indenture, the Trustee may direct the holder of this Note from time to time to reduce the principal amount of the Rule 144A Note and to increase the principal amount of this Note by the aggregate principal amount specified in such direction, or to reduce the principal amount of this Note and to increase the principal amount of the Rule 144A Note by the aggregate principal amount specified in such direction. Any such reduction or increase shall be recorded on Schedule A hereto.]

[IF THIS NOTE IS REPRESENTED BY A RULE 144A GLOBAL NOTE, INSERT:

The Issuer has issued a Class 2012-A Fixed Rate Term Note, CUSIP: [CUSIP], ISIN: [ISIN] (the “Regulation S Note”) on the date of this Note with an original principal amount of [[SPELL AMOUNT] DOLLARS ($                )]. As provided in the Indenture, the Trustee may direct the holder of this Note from time to time to reduce the principal amount of such Note and to increase the principal amount of the Regulation S Note by the aggregate principal amount specified in such direction, or to reduce the principal amount of the Regulation S Note and to increase the principal amount of this Note by the aggregate principal amount specified in such direction. Any such reduction or increase shall be recorded on Schedule A hereto.]

Any amount of premium or interest (other than Step-Up Interest) on this Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Applicable Rate of Interest from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor after making payments entitled to priority under Section 3.09 of the Indenture.

Any Step-Up Interest Amount on this Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to three percent (3.0%) from the date when due, compounded monthly, until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor after making payments entitled to priority under Section 3.09 of the Indenture.

5

The indebtedness evidenced by the Class 2012-A Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims, and this Note is issued subject to the provisions thereof providing for such subordination.  Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose.  All payments or distributions upon or with respect to any Obligations, which include payment of principal, premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which the Holder of this Note is entitled under Section 3.09 of the Indenture shall be received for the benefit of the Senior Claimant, shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims in accordance with the terms of the Indenture.

The maturity of this Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

This Note is and will be secured, on a subordinated basis as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

Subject to and in accordance with the terms of the Indenture, there will be distributed with respect to this Note monthly on each Payment Date commencing on [                                ], to the Holder hereof, such Holder’s pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Class 2012-A Notes held by such Holder) of the aggregate amount as may be distributable to all Holders of Class 2012-A Notes on such Payment Date pursuant to Section 3.09 of the Indenture.

All amounts payable in respect of this Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof.  The final payment with respect to this Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment.  At such time, if any, as this Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to the Class 2012-A Notes.  Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, a Holder of one or more Definitive Notes of Class 2012-A Notes, may have such payments made by wire transfer to an account designated by such Holder at a financial institution in New York, New York; provided that, Holders of Definitive Notes having an aggregate principal amount of not less than $1,000,000 shall have such payment made by wire transfer to an account designated by such Holder at a financial institution in New York, New York.

6

The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent.  The Trustee or Paying Agent shall mail such notice of the final payment of a Definitive Note to the Holder thereof, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.

The Class 2012-A Notes (except with respect to notes purchased by institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act (collectively, “Institutional Accredited Investors”)) are issuable in a single class only in fully registered form without interest coupons.  A Holder may transfer a Global Note by delivery thereof and otherwise complying with the terms of the Indenture.  No transfer of a Definitive Note shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register; provided that, in no event may any Note be transferred in any transaction that is required to be registered under the Securities Act.  When a Definitive Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Class 2012-A Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Definitive Note is accompanied by a completed Transfer Notice in the form attached to such Definitive Note duly executed by the Holder thereof (or by an attorney who is authorized in writing to act on behalf of the Holder) and by an agreement in the form of Exhibit I to the Indenture duly executed by the transferee of such Definitive Note).  No service charge shall be made for any registration of transfer or exchange of a Definitive Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

Prior to the registration of transfer of a Definitive Note, the Issuer and the Trustee may deem and treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to a Definitive Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

The Indenture permits the amendment or modification of the Indenture and the Class 2012-A Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class) and the Initial Liquidity Facility Provider; provided that, without the consent of each provider of an Eligible Credit Facility and each Holder of any Notes, in each instance affected thereby, no such amendment may, (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal or Redemption Price, if any, payable in respect of the Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of the Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or (iii) alter the manner or priority of payment of the Notes (each such amendment referred to in subsection A and B, a “Basic Terms Modification”).

7

The Indenture permits the Trustee to agree with the Issuer, without the consent of any Holder or any provider of an Eligible Credit Facility (but in the case of clauses (b) and (c) below, with the consent of the Initial Liquidity Facility Provider), (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the Notes to correct a manifest error or an error which is of a formal, minor or technical nature, (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Administrative Agent, (c) to add or replace any Eligible Credit Facility, (d) to any amendment (other than a Basic Terms Modification) of an immaterial nature necessary to permit the issuance of Refinancing Notes (all in a manner consistent with the express provisions of the Indenture) or (e) to comply with the requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939 (as amended, the “Trust Indenture Act”).  Any amendment or modification of the Indenture shall be binding on every Holder hereof, whether or not notation thereof is made upon this Note.

The subordination provisions contained in Section 3.09 and Article X of the Indenture may not be amended or modified without the consent of the Servicer, each provider of an Eligible Credit Facility and each Holder of the Notes affected thereby.  In no event shall the provisions set forth in Section 3.09 of the Indenture relating to the priority of the Expenses and payments under all Eligible Credit Facilities be amended or modified.

The Indenture contains provisions permitting the Trustee at the direction of the Controlling Party to waive certain Defaults under the Indenture and their consequences.  Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Note and of any Class 2012-A Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Note, whether or not notation of such consent or waiver is made upon this Note.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Class 2012-A Notes under the Indenture.

The Class 2012-A Notes (except with respect to notes purchased by Institutional Accredited Investors) are issuable in a single class only in fully registered form or as Definitive Notes in denominations as provided in, and in the manner provided in, the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

8

IN WITNESS WHEREOF, the Issuer has caused this Class 2012-A Note to be signed manually or by facsimile by its Responsible Officer.

Date:	WILLIS ENGINE SECURITIZATION TRUST II

By:
Name:
Title:

9

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class 2012-A Notes designated by and referred to in the within-mentioned Indenture.

Date:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as the Trustee

By:
Authorized Signatory

10

SCHEDULE A(4)

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Note shall be $                                .  The following decreases/increases in the principal amount of this Note have been made from time to time in accordance with the Indenture:

Date of Decrease/ Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee

(4)   Include Schedule A in a Global Note.

11

[FORM OF] TRANSFER NOTICE(5)

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                              attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

The undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred:

[Check One]

☐                                    to the Issuer or its affiliate (as defined in Rule 501(b) of Regulation D (“Regulation D”) under the United States Securities Act of 1933, as amended (the “Securities Act”)).

☐                                    to a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act.

☐                                    to an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D that, prior to the transfer of this Note, signs an agreement substantially in the form of Exhibit I to the Indenture.

☐                                    in compliance with Rule 904 of Regulation S (“Regulation S”) of the Securities Act.

☐                                    pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

☐                                    pursuant to another available exemption from registration under the Securities Act and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(5)   Include Transfer Notice in a Definitive Note.

12

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.12 of the Indenture shall have been satisfied.

Date:	{Signature of Transferor}
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.

[TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:]

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:	{Signature of Transferee}
NOTICE: To be executed by an executive officer.

13

EXHIBIT A-2

FORM OF FIXED RATE NOTE

NEITHER THIS NOTE, NOR ANY INTEREST HEREIN HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY IN ANY JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF, THE HOLDER OR BENEFICIAL OWNER OF AN INTEREST HEREIN (i) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT AND HAS ACQUIRED THIS NOTE OR AN INTEREST HEREIN IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D (“REGULATION D”) UNDER THE SECURITIES ACT (COLLECTIVELY, AN “INSTITUTIONAL ACCREDITED INVESTOR”) WHO, PRIOR TO ITS PURCHASE OF THIS NOTE OR AN INTEREST HEREIN, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE TRUST INDENTURE (THE “INDENTURE”) DATED AS OF SEPTEMBER 14, 2012 AMONG WILLIS ENGINE SECURITIZATION TRUST II (THE “ISSUER”), DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE AND OPERATING BANK, WILLIS LEASE FINANCE CORPORATION, AS ADMINISTRATIVE AGENT AND CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, AS THE INITIAL LIQUIDITY FACILITY PROVIDER OR (C) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF THE SECURITIES ACT) AND IS ACQUIRING THIS NOTE OR AN INTEREST HEREIN IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT; (ii) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR AN INTEREST HEREIN EXCEPT (A) TO THE ISSUER OR ITS AFFILIATE (AS DEFINED IN RULE 501(b) OF REGULATION D), (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR WHO, PRIOR TO ITS PURCHASE OF THIS NOTE OR AN INTEREST HEREIN, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE INDENTURE, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (F) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (iii) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  IF THE PROPOSED TRANSFER IS PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSONS” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.  THE INDENTURE CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN IN VIOLATION OF THE FOREGOING RESTRICTIONS.

1

BY ITS ACQUISITION OR ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED (OR IN THE CASE OF A DEFINITIVE NOTE WILL BE REQUIRED TO REPRESENT, WARRANT AND AGREE) THAT EITHER:  (A) NO ASSETS OF (I) AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (III) A PLAN, ACCOUNT OR ARRANGEMENT (SUCH AS A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN) THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (IV) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, HAVE BEEN USED TO ACQUIRE OR HOLD THIS NOTE OR ANY INTEREST HEREIN; OR (B) THE ACQUISITION AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN BY THE HOLDER DO NOT AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW, AS APPLICABLE.

 [IF THIS NOTE IS REPRESENTED BY A GLOBAL NOTE, INSERT:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH ON THE REVERSE HEREOF.

[IF THIS NOTE IS REPRESENTED BY A REGULATION S GLOBAL NOTE, INSERT:

PRIOR TO THE EXPIRATION OF A RESTRICTED PERIOD ENDING ON THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” (AS DEFINED IN RULE 903(B)(2) OF REGULATION S) OR SUCH LATER DATE AS THE ISSUER MAY NOTIFY TO THE TRUSTEE, THIS NOTE, OR ANY BENEFICIAL INTEREST HEREIN, MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S, (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR WHO, PRIOR TO ITS PURCHASE OF THIS NOTE, SHALL HAVE SIGNED AN AGREEMENT IN THE FORM OF EXHIBIT I TO THE INDENTURE OR (C) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A AND (D) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

2

[IF THIS NOTE IS REPRESENTED BY A DEFINITIVE NOTE, INSERT:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND THE OTHER RESTRICTIONS CONTAINED IN THE INDENTURE.

3

WILLIS ENGINE SECURITIZATION TRUST II

$[            ] CLASS 2012-A FIXED RATE TERM NOTES

No.

CUSIP:

ISIN:

Common Code:

$

WILLIS ENGINE SECURITIZATION TRUST II, a Delaware statutory trust (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & Co.](6)[                                                    ] (7), or registered assigns, the principal sum [of [SPELL AMOUNT]](2) [of [SPELL AMOUNT] DOLLARS ($                ),](8) on or before [DATE] (the “Final Maturity Date”) and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at the rate of [       ]% per annum from the date hereof until the Outstanding Principal Balance hereof is paid in full, payable on each Payment Date, and if this Class 2012-A Note (this “Note”) remains outstanding on [DATE] (the “Expected Final Payment Date”), then from the Expected Final Payment Date until the Outstanding Principal Balance hereof is paid in full, additional interest at the rate of three percent (3.0%) per annum, compounded monthly (“Step-Up Interest”) on the Outstanding Principal Balance hereof (in accordance with the Indenture), payable on each Payment Date following the Expected Final Payment Date.  Interest on this Note for each Interest Accrual Period shall be calculated (i) on the basis of a 360-day year and one-twelfth of an annual interest payment, (ii) on the first Payment Date, on the basis of the actual number of days in the first Interest Accrual Period divided by 360 and (iii) in the case of a payment other than on a Payment Date, on the basis of a 360-day year consisting of twelve 30-day months.

This Note is one of a duly authorized issue of Notes of the Issuer issued under the Trust Indenture dated as of September 14, 2012 (as amended or supplemented from time to time, the “Indenture”), among the Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Operating Bank and as Trustee (the “Trustee”), WILLIS LEASE FINANCE CORPORATION, as Administrative Agent (the “Administrative Agent”) and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Initial Liquidity Facility Provider (the “Initial Liquidity Facility Provider”).  The Indenture provides for the issuance of Class 2012-A Notes in a single class.  All capitalized terms used in this Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture.  Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of Class 2012-A Notes.

(6)   Insert for a Global Note.

(7)   Insert for a Definitive Note, including name of registered Holder.

(8)   Insert for a Definitive Note.

4

This Note is subject to all of the terms of the Indenture.

The Outstanding Principal Balance of this Note may be repaid prior to the Final Maturity Date through the application on the Payment Dates of the Available Collections to the principal hereof as provided in Section 3.09 of the Indenture (after making payments entitled to priority under Section 3.09 of the Indenture).  In addition, the Issuer may optionally redeem all or part of the Outstanding Principal Balance of this Note on any Payment Date at the applicable Redemption Price (calculated as provided in the Indenture), or, in the case of a redemption for taxation reasons specified in the Indenture, at the Outstanding Principal Balance hereof plus accrued and unpaid interest hereon.  Further, the Issuer may provide for the defeasance of this Note in accordance with Article XI of the Indenture.

Any amount of premium or interest (other than Step-Up Interest) on this Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to the Applicable Rate of Interest from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor after making payments entitled to priority under Section 3.09 of the Indenture.

Any Step-Up Interest Amount on this Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at an interest rate per annum equal to three percent (3.0%) from the date when due, compounded monthly, until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of the Available Collections therefor after making payments entitled to priority under Section 3.09 of the Indenture.

The indebtedness evidenced by the Class 2012-A Notes is, to the extent and in the manner provided in the Indenture and the Security Trust Agreement, subordinate and subject in right of payment to the prior payment in full of all Senior Claims, and this Note is issued subject to the provisions thereof providing for such subordination.  Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee and the Security Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints each of the Trustee and the Security Trustee its attorney-in-fact for such purpose.  All payments or distributions upon or with respect to any Obligations, which include payment of principal, premium and interest on this Note, that are received by the Holder of this Note contrary to the priority of payment provisions of the Indenture or in excess of the amounts to which the Holder of this Note is entitled under Section 3.09 of the Indenture, shall be received for the benefit of the Senior Claimant, shall be segregated from other funds and property held by the Holder of this Note and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Claims in accordance with the terms of the Indenture.

5

The maturity of this Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

This Note is and will be secured, on a subordinated basis as referred to above, by the collateral pledged as security therefor as provided in the Security Trust Agreement.

Subject to and in accordance with the terms of the Indenture, there will be distributed with respect to this Note monthly on each Payment Date commencing on [                                ], to the Holder hereof, such Holder’s pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Class 2012-A Notes held by such Holder) of the aggregate amount as may be distributable to all Holders of Class 2012-A Notes on such Payment Date pursuant to Section 3.09 of the Indenture.

All amounts payable in respect of this Note shall be payable in U.S. dollars in immediately available funds in the manner provided in the Indenture to the Holder hereof.  The final payment with respect to this Note, however, shall be made only upon presentation and surrender of this Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice given by the Trustee or Paying Agent with respect to such final payment.  At such time, if any, as this Note is issued in the form of one or more Definitive Notes, payments on a Payment Date shall be made by check mailed to each Holder of such a Definitive Note on the applicable Record Date at its address appearing on the Register maintained with respect to the Class 2012-A Notes.  Alternatively, upon application in writing to the Trustee, not later than the applicable Record Date, a Holder of one or more Definitive Notes of Class 2012-A Notes, may have such payments made by wire transfer to an account designated by such Holder at a financial institution in New York, New York; provided that, Holders of Definitive Notes having an aggregate principal amount of not less than $1,000,000 shall have such payment made by wire transfer to an account designated by such Holder at a financial institution in New York, New York.  The final payment with respect to any such Definitive Note, however, shall be made only upon presentation and surrender of such Definitive Note by the Holder or its agent at the Corporate Trust Office or agency of the Trustee or Paying Agent specified in the notice of such final payment given by the Trustee or Paying Agent.  The Trustee or Paying Agent shall mail such notice of the final payment of a Definitive Note to the Holder thereof, specifying the date and amount of such final payment, no later than five Business Days prior to such final payment.

The Class 2012-A Notes (except with respect to notes purchased by institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act (collectively, “Institutional Accredited Investors”)) are issuable in a single class only in fully registered form without interest coupons.  A Holder may transfer a Global Note by delivery thereof and otherwise complying with the terms of the Indenture.  No transfer of a Definitive Note shall be effective until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register; provided that, in no event may any Note be transferred in any transaction that is required to be registered under the Securities Act.  When a Definitive Note is presented to the Registrar with a request to register the transfer or to exchange it for an equal principal amount of Class 2012-A Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including, in the case of a transfer, that such Definitive Note is accompanied by a completed Transfer Notice in the form attached to such Definitive Note duly executed by the Holder thereof (or by an attorney who is authorized in writing to act on behalf of the Holder) and by an agreement in the form of Exhibit I to the Indenture duly executed by the transferee of such Definitive Note).

6

No service charge shall be made for any registration of transfer or exchange of a Definitive Note, but the party requesting such new Note or Notes may be required to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

Prior to the registration of transfer of a Definitive Note, the Issuer and the Trustee may deem and treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to a Definitive Note and for all other purposes, and neither the Issuer nor the Trustee shall be affected by notice to the contrary.

The Indenture permits the amendment or modification of the Indenture and the Class 2012-A Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class) and the Initial Liquidity Facility Provider; provided that, without the consent of each provider of an Eligible Credit Facility and each Holder of any Notes, in each instance affected thereby, no such amendment may, (i) modify the provisions of the Indenture or the Notes setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal or Redemption Price, if any, payable in respect of the Notes, (ii) reduce the percentage of the aggregate Outstanding Principal Balance of the Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or (iii) alter the manner or priority of payment of the Notes (each such amendment referred to in subsection A and B, a “Basic Terms Modification”).  The Indenture permits the Trustee to agree with the Issuer, without the consent of any Holder or any provider of an Eligible Credit Facility (but in the case of clauses (b) and (c) below, with the consent of the Initial Liquidity Facility Provider), (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the Notes to correct a manifest error or an error which is of a formal, minor or technical nature, (b) to modify the provisions of the Indenture or the Administrative Agency Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses Incurred among the Accounts by the Administrative Agent, (c) to add or replace any Eligible Credit Facility, (d) to any amendment (other than a Basic Terms Modification) of an immaterial nature necessary to permit the issuance of Refinancing Notes (all in a manner consistent with the express provisions of the Indenture) or (e) to comply with the requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939 (as amended, the “Trust Indenture Act”).  Any amendment or modification of the Indenture shall be binding on every Holder hereof, whether or not notation thereof is made upon this Note.

The subordination provisions contained in Section 3.09 and Article X of the Indenture may not be amended or modified without the consent of the Servicer, each provider of an Eligible Credit Facility and each Holder of the Notes affected thereby.  In no event shall the provisions set forth in Section 3.09 of the Indenture relating to the priority of the Expenses and payments under all Eligible Credit Facilities be amended or modified.

7

The Indenture contains provisions permitting the Trustee at the direction of the Controlling Party to waive certain Defaults under the Indenture and their consequences.  Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Note and of any Class 2012-A Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Note, whether or not notation of such consent or waiver is made upon this Note.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Class 2012-A Notes under the Indenture.

The Class 2012-A Notes (except with respect to notes purchased by Institutional Accredited Investors) are issuable in a single class only in fully registered form or as Definitive Notes in denominations as provided in, and in the manner provided in, the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

8

IN WITNESS WHEREOF, the Issuer has caused this Class 2012-A Note to be signed manually or by facsimile by its Responsible Officer.

Date:	WILLIS ENGINE SECURITIZATION TRUST II

By:
Name:
Title:

9

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class 2012-A Notes designated by and referred to in the within-mentioned Indenture.

Date:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as the Trustee

By:
Authorized Signatory

10

SCHEDULE A(9)

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this Note shall be $                                .  The following decreases/increases in the principal amount at maturity of this Note have been made:

Date of Decrease/ Increase	Decrease in Principal Amount at Maturity	Increase in Principal Amount at Maturity	Total Principal Amount at Maturity Following such Decrease/ Increase	Notation Made by or on Behalf of Trustee

(9)   Include Schedule A in a Global Note.

11

[FORM OF] TRANSFER NOTICE(10)

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto Insert Taxpayer Identification No.

(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                              attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

The undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred:

[Check One]

☐                                    to the Issuer or its affiliate (as defined in Rule 501(b) of Regulation D (“Regulation D”) under the United States Securities Act of 1933, as amended (the “Securities Act”)).

☐                                    to a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act.

☐                                    to an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D that, prior to the transfer of this Note, signs an agreement substantially in the form of Exhibit I to the Indenture.

☐                                    in compliance with Rule 904 of Regulation S (“Regulation S”) of the Securities Act.

☐                                    pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

☐                                    pursuant to another available exemption from registration under the Securities Act and, prior to the proposed transfer, the transferee is furnishing to the Trustee and the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.12 of the Indenture shall have been satisfied.

(10)   Include Transfer Notice in a Definitive Note.

12

Date:	{Signature of Transferor}
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

The undersigned covenants and agrees that it will treat this Note as indebtedness for all purposes and will not take any action contrary to such characterization, including, without limitation, filing any tax returns or financial statements inconsistent therewith.

[TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:]

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:	{Signature of Transferee}
NOTICE: To be executed by an executive officer.

13

EXHIBIT B

CONCENTRATION LIMITS

	Category	Limit
Concentration Limits (as % of the Aggregate Adjusted Appraised Value)	CFM56-7B engines	***
	Other single engine type	***
	Turboprop engines	***

	Single supported narrow body aircraft type	***
	Single supported wide body aircraft type	***
	Aggregate supported wide body aircraft	***

	Single lessee	***
	Top 3 lessees	***

	North America	***
	South/Central America	***
	Western Europe	***
	Eastern Europe	***
	Africa/Middle East	***
	Asia/Pacific	***

Concentration Variance Limits

An individual Concentration Limit on lessee location may be exceeded by up to *** for no longer than six months and all Concentration Limits on lessee locations may be exceeded by not more than *** in the aggregate at any one time.

Subject to the Concentration Variance Limits, the Issuer will not sell, purchase, lease or otherwise take any action with respect to any engine if entering into such proposed sale, purchase, lease or other action would cause a violation of the Concentration Limits, unless the Issuer shall have obtained Controlling Trustees’ approval (including approval by the Independent Controlling Trustee) and provided notice to the Rating Agencies with respect to such sale, purchase, lease or other action.

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

1

EXHIBIT C

INSURANCE PROVISIONS

MINIMUM COVERAGE AMOUNTS

1. Hull Insurance: With respect to any Engine, hull insurance shall be maintained by the Lessee and, to the extent such hull insurance is not maintained by Lessee, the Issuer shall maintain contingent hull insurance coverage, in each case, in an amount at least equal to Adjusted Appraised Value for such Engine; provided, however, that in the event that an agreement with respect to hull insurance cannot be reached with any particular Lessee pursuant to which such Lessee will pay the premiums to procure such insurance in amounts consistent with the foregoing, hull insurance shall be procured by the Servicer on behalf of the Issuer in an amount equal to the amount set forth above, at the expense of the Issuer. Parts, if any, shall be insured on the basis of their replacement cost under similar circumstances.

2. Liability Insurance: Liability insurance shall be maintained by the Lessee and, to the extent such liability insurance is not maintained by the Lessee, the Issuer shall maintain contingent liability insurance coverage, in each case, for each Engine and occurrence in an amount consistent with the reasonable commercial practices of leading international aircraft engine operating lessors.

3. Insurance Deductibles

(a) Deductibles and self-insurance for Engines subject to a Lease may be maintained in an amount pursuant to deductible and self-insurance arrangements (taking into account, inter alia, the creditworthiness and experience of the Lessee, the type of aircraft engine and market practices in the aircraft engine insurance industry generally) consistent with the Servicer’s commercially reasonable practices for its own aircraft engines.

(b) Deductibles for Engines off-lease shall be maintained in respect of anyone occurrence in respect of such Engines in an amount consistent with the Servicer’s commercially reasonable practice for its own aircraft engines with any difference between such amount and $500,000 (or such other amount as the Issuer may direct in writing from time to time), taking into account any deductible insurance procured, to be notified to the Issuer by the Servicer.

4. Other Insurance Matters: Apart from the matters set forth above, the coverage and terms of any insurance with respect to any Engine not subject to a Lease, shall be substantially consistent with the reasonable commercial practices of the Servicer with respect to its own aircraft engines.

5. Additional Insureds: Any insurance arrangements entered into with respect to any Engine shall include as named insureds the Trustee  and such persons as are reasonably requested by the Issuer.

6. Currencies: All amounts payable under any insurance policy shall be denominated in U.S. dollar terms.

7. Availability: The insurance guidelines set forth herein are subject to such insurance being generally available in the relevant insurance market at commercially reasonable rates from time to time.

1

EXHIBIT D

PRI GUIDELINES

(a)	Prohibited Countries:

Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan, Syria

(b)	Countries with respect to which PRI must be procured:

Any country designated by a Rating Agency as a country for which PRI is required.

1

EXHIBIT E-1

FORM OF MONTHLY REPORT TO EACH NOTEHOLDER

Willis Engine Securitization Trust II

Class 2012-A Term Notes

Payment Date Schedule

All amounts in US dollars unless otherwise stated, all Section references are to Indenture dated September 14, 2012

Last Payment Date
Current Payment Date	October 15, 2012
Current Calculation Date	September 30, 2012
Current Record Date	September 30, 2012
Calculation Period	from the preceding Calculation Date to the current Calculation Date

Section 3.07 Calculation Date Calculations

(i) Account Balances and Earnings on Current Calculation Date

	(a) Balance on the preceding Calculation Date	(b) Withdrawals during Calculation Period	(b) Deposit during Calculation Period	Interest Income during Calculation Period	(c) Balance on the Calculation Date	Act.#
Collections Account
Expense Account
Engine Purchase Account
Engine Replacement Account
Qualified Escrow Account
Security Deposit Account
Liquidity Facility Reserve Account
Initial Liquidity Payment Account
Rental Accounts
Total

(ii) Analysis of Expense Account Activity

Balance in Expense Account on prior Calculation Date	—
Required Expense Amount transferred to Expense Account on prior Payment Date for each of the following categories
(a) Expenses of the Issuer Group
(i) fees to Service Providers	—
Servicer (at 11.5%)
Disposition fee (at 3%)
Indenture Trustee Fee
Security Trustee Fee
(ii) premium on the liability insurance	—
(iii) Taxes	—
(iv) Credit Facility Expenses	—
(vii) 5.02(f)(iv)	—
(b) Maintenance Required Amount (projected forward looking 6 Payment Dates)
(1) maintenance or repair of Engines (including Lessee Reimbursements)	—
(2) Mandatory Engine Modification	—
(c) Other Expenses or Payments (itemize below)
(i)	—
(ii)	—
Payments from Expense Account during Calculation Period
(a) Expenses of the Issuer Group
(i) fees to Service Providers	—
(ii) premium on the liability insurance	—
(iii) Taxes	—
(iv) Credit Facility Expenses	—
(vii) 5.02(f)(iv)	—
(b) Maintenance Required Amount (=(1) + (2) projected forward looking 6 Payment Dates)
(1) maintenance or repair of Engines (including Lessee Reimbursements)	—
(2) Mandatory Engine Modification	—
(c) Other Expenses or Payments (itemize below)
(i)	—
(ii)	—
Balance on the current Calculation Date

(iii) Analysis of Collection Activity

Balance in Collections Account on preceding Calculation Date	—
Collections during Calculation Period	—
Net Transfers (to)/from the Expense Account	—
Net Transfers (to)/from the Engine Purchase Account	—
Net Transfers (to)/from the Engine Replacement Account	—
Net Transfers (to)/from the Qualified Escrow Account	—
Net Transfers (to)/from the Security Deposit Account	—
Net Transfers (to)/from the Liquidity Facility Reserve Account	—
Net Transfers (to)/from the Initial Liquidity Payment Account	—
Net Transfers (to)/from the Rental Accounts	—
Total disbursements to the Note Account on prior Payment Date
Balance on the Current Calculation Date (Available collections Amount)	—

1

Analysis of Payment Date Distributions from the Collections Account

(i)	the Required Expense Amount to the Expense Account		—
(ii)	the Interest Amount on the Notes to the Note Account for the Notes		—
(iii)	in no order of priority, inter se, but pro rata:
	(A) to the Liquidity Facility Reserve Account, the applicable Required Amount		—
	(B) to any Eligible Credit Facilities providers, any Credit Facility Advance Obligations payable		—
(iv)	to the Note Account for the Notes, the Scheduled Principal Payment Amount of the Notes for such Payment Date		—
(v)	to the Note Account for the Notes, the Aggregate Supplemental Principal Payment Amount of the Notes for such Payment Date		—
(vi)	If during the Early Amortization Event or after the Expected Final Payment Date, to the Outstanding Principal Balance until paid in full		—
(vi)	to pay Special Indemnity Payments to the applicable parties pro rata		—
(vii)	to the Issuer, any Discretionary Engine Modifications		—
(viii)	to pay the Step-UP Interest Amount, if any		—
(ix)	to the Issuer, all remaining amounts		—

Total payments with respect to current Payment Date			—

(iv)	Payments on the Notes

(a)	Class 2012-A Term Notes
Stated Interest Rate
Interest Amount Payable
Step-Up Interest Amount, if any

Opening Outstanding Principal Balance
Scheduled Principal Payment Amounts
Aggregate Supplemental Principal Payment Amount (including any unpaid Supplemental Principal Payments from prior month)
Redemption Amount, if any
Closing Outstanding Principal Balance
Scheduled Target Principal Balance
Scheduled Target Principal Balance (adjusted for additional prepayments, if any)

(b)	Payment per $100,000 Initial Outstanding Principal Balance of Notes
Opening Outstanding Principal Balance
Total Principal Payments
Closing Outstanding Principal Balance

(v)	On current Payment Date, the Scheduled Target Principal Balance (as the same may be adjusted)

(vi)	The dollar value of Engine Dispositions and Replacement Exchanges during the Calculation Period

(a) Engine Disposition
	ESN and Engine Type	Net Sale Proceeds
00000000001
00000000002

(b) Replacement Exchanges
	ESN and Engine Type	Amount Purchased from Engine Replacement Account and Qualified Escrow Account
00000000001
00000000002

(c ) Engine Disposition Adjusment Percentage
(d) Aggregate Engine Disposition Adjustment Amount
(e) Aggregate Initial Appraised Value ofo the Eninges Disposed in Engine Dispositions
(f) Engine Disposition Limit

Supplemental Principal Payment Due Amount (Allocable Debt Amount )
Any unpaid Supplemental Principal Payment Amount

(vii)	Engine Acquisition
(a) Initial Appraised Value for the Replacement Engine

(b) Off- Production Engines (measured by Adjusted Appraised Value) after such acquistion Off- Production Engines (measured by Adjusted Appraised Value) immediately prior to the commencement of Replacement Exchange

(c ) Cumulative Initial Appraised Values of all Replacement Engines purchased within 12-month period
(d) % of Engines in the portfolio not on lease (measured by Adjusted Appraised Value)

(viii)	Most recent Annual Appraisals
(ix)	Aggregate Adjusted Appraised Value

2

Category	Limit	Actual	Test
CFM56-7B Engines	***		PASS
Other single engine type	***		PASS
Turboprop Engines	***		PASS

Single supported narrow body aircraft type	***		PASS
Single supported wide body aircraft type	***		PASS
Aggregate supported wide body aircraft type	***		PASS

Single lessee	***		PASS
Top 3 lessee	***		PASS

North America	***		PASS
South/Central America	***		PASS
Western Europe	***		PASS
Eastern Europe	***		PASS
Middle East/Africa	***		PASS
Asia/Pacific	***		PASS

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3

EXAMPLE USING BASE CASE

	Additional Prepayments		Beginning Target Balance		Ending Target Balance
Month	(including Supplemental Principal Amounts, Early Amortization Payments etc.)	Cumulative Adjustment for Ending Balance	Scheduled Target Principal Balance (original, w/o Sales)	Adjusted Scheduled Target Principal	Scheduled Target Principal Balance (original, w/o Sales)	Adjusted Scheduled Target Principal
1	$0	100%	***	***	***	***
2	$0	100%	***	***	***	***
3	$0	100%	***	***	***	***
4	$0	100%	***	***	***	***
5	$0	100%	***	***	***	***
6	$0	100%	***	***	***	***
7	$0	100%	***	***	***	***
8	$0	100%	***	***	***	***
9	$0	100%	***	***	***	***
10	$0	100%	***	***	***	***
11	$0	100%	***	***	***	***
12	$0	100%	***	***	***	***
13	$0	100%	***	***	***	***
14	$0	100%	***	***	***	***
15	$0	100%	***	***	***	***
16	$0	100%	***	***	***	***
17	$0	100%	***	***	***	***
18	$0	100%	***	***	***	***
19	$0	100%	***	***	***	***
20	$0	100%	***	***	***	***
21	$0	100%	***	***	***	***
22	$0	100%	***	***	***	***
23	$0	100%	***	***	***	***
24	$0	100%	***	***	***	***
25	$0	100%	***	***	***	***
26	$0	100%	***	***	***	***
27	$0	100%	***	***	***	***
28	$0	100%	***	***	***	***
29	$0	100%	***	***	***	***
30	$0	100%	***	***	***	***
31	$0	100%	***	***	***	***
32	$0	100%	***	***	***	***
33	$0	100%	***	***	***	***
34	$0	100%	***	***	***	***
35	$0	100%	***	***	***	***
36	$0	100%	***	***	***	***
37	$0	100%	***	***	***	***
38	$0	100%	***	***	***	***
39	$0	100%	***	***	***	***
40	$0	100%	***	***	***	***
41	$0	100%	***	***	***	***
42	$0	100%	***	***	***	***
43	$0	100%	***	***	***	***
44	$0	100%	***	***	***	***
45	$0	100%	***	***	***	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

4

46	$0	100%	***	***	***	***
47	$0	100%	***	***	***	***
48	$0	100%	***	***	***	***
49	$0	100%	***	***	***	***
50	$0	100%	***	***	***	***
51	$0	100%	***	***	***	***
52	$0	100%	***	***	***	***
53	$0	100%	***	***	***	***
54	$0	100%	***	***	***	***
55	$0	100%	***	***	***	***
56	$0	100%	***	***	***	***
57	$0	100%	***	***	***	***
58	$0	100%	***	***	***	***
59	$0	100%	***	***	***	***
60	$2,702,233	100%	***	***	***	***
61	$0	99%	***	***	***	***
62	$0	99%	***	***	***	***
63	$0	99%	***	***	***	***
64	$0	99%	***	***	***	***
65	$0	99%	***	***	***	***
66	$0	99%	***	***	***	***
67	$0	99%	***	***	***	***
68	$0	99%	***	***	***	***
69	$0	99%	***	***	***	***
70	$0	99%	***	***	***	***
71	$0	99%	***	***	***	***
72	$0	99%	***	***	***	***
73	$0	99%	***	***	***	***
74	$0	99%	***	***	***	***
75	$0	99%	***	***	***	***
76	$0	99%	***	***	***	***
77	$0	99%	***	***	***	***
78	$0	99%	***	***	***	***
79	$0	99%	***	***	***	***
80	$0	99%	***	***	***	***
81	$0	99%	***	***	***	***
82	$0	99%	***	***	***	***
83	$0	99%	***	***	***	***
84	$9,218,643	99%	***	***	***	***
85	$0	95%	***	***	***	***
86	$0	95%	***	***	***	***
87	$0	95%	***	***	***	***
88	$0	95%	***	***	***	***
89	$0	95%	***	***	***	***
90	$0	95%	***	***	***	***
91	$0	95%	***	***	***	***
92	$0	95%	***	***	***	***
93	$0	95%	***	***	***	***
94	$0	95%	***	***	***	***
95	$0	95%	***	***	***	***
96	$2,084,035	95%	***	***	***	***
97	$0	94%	***	***	***	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

5

98	$0	94%	***	***	***	***
99	$0	94%	***	***	***	***
100	$0	94%	***	***	***	***
101	$0	94%	***	***	***	***
102	$0	94%	***	***	***	***
103	$0	94%	***	***	***	***
104	$0	94%	***	***	***	***
105	$0	94%	***	***	***	***
106	$0	94%	***	***	***	***
107	$0	94%	***	***	***	***
108	$4,406,946	94%	***	***	***	***
109	$0	92%	***	***	***	***
110	$0	92%	***	***	***	***
111	$0	92%	***	***	***	***
112	$0	92%	***	***	***	***
113	$0	92%	***	***	***	***
114	$0	92%	***	***	***	***
115	$0	92%	***	***	***	***
116	$0	92%	***	***	***	***
117	$0	92%	***	***	***	***
118	$0	92%	***	***	***	***
119	$0	92%	***	***	***	***
120	$0	92%	***	***	***	***
121	$0	92%	***	***
122	$0
123	$0
124	$0
125	$0
126	$0
127	$0
128	$0
129	$0
130	$0
131	$0
132	$3,354,320
133	$0
134	$0
135	$0
136	$0
137	$0
138	$0
139	$0
140	$0
141	$0
142	$0
143	$0
144	$2,870,921
145	$0
146	$0
147	$0
148	$0
149	$0

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

6

150	$0
151	$0
152	$0
153	$0
154	$0
155	$0
156	$518,757
157	$0
158	$0
159	$0
160	$0
161	$0
162	$0
163	$0
164	$0
165	$0
166	$0
167	$0
168	$21,897
169	$0
170	$0
171	$0
172	$0
173	$0
174	$0
175	$0
176	$0
177	$0
178	$0
179	$0
180	$0
181	$0
182	$0
183	$0
184	$0
185	$0
186	$0
187	$0
188	$0
189	$0
190	$0
191	$0
192	$0
193	$0
194	$0
195	$0
196	$0
197	$0
198	$0
199	$0
200	$0
201	$0

7

202	$0
203	$0
204	$0
205	$0
206	$0
207	$0
208	$0
209	$0
210	$0
211	$0
212	$0
213	$0
214	$0
215	$0
216	$0
217	$0
218	$0
219	$0
220	$0
221	$0
222	$0
223	$0
224	$0
225	$0
226	$0
227	$0
228	$0
229	$0
230	$0
231	$0
232	$0
233	$0
234	$0
235	$0
236	$0
237	$0
238	$0
239	$0
240	$0
241	$0
242	$0
243	$0
244	$0
245	$0
246	$0
247	$0
248	$0
249	$0
250	$0
251	$0
252	$0
253	$0

8

254	$0
255	$0
256	$0
257	$0
258	$0
259	$0
260	$0
261	$0
262	$0
263	$0
264	$0
265	$0
266	$0
267	$0
268	$0
269	$0
270	$0
271	$0
272	$0
273	$0
274	$0
275	$0
276	$0
277	$0
278	$0
279	$0
280	$0
281	$0
282	$0
283	$0
284	$0
285	$0
286	$0
287	$0
288	$0
289	$0
290	$0
291	$0
292	$0
293	$0
294	$0
295	$0
296	$0
297	$0
298	$0
299	$0
300	$0

9

As of		30-Sep-12

No.	ESN	Engine Type	Detailed Engine Type	Manufacturer	Detailed Host Aircraft	Aircraft Type	Aircraft in Production? (Y/N)	Aircraft Production End Year	Widebody / Narrowbody/ Regional/ Turboprop	Current Lessee	Country	Region	Lease Start Date	Renewal Date
1	***	CFM56-5B	CFM56-5B4/P	CFM International	A319-100; A320-200	A320	Y	In Production	Narrowbody	***	***	***	***	***
2	***	CFM56-5B	CFM56-5B4/3	CFM International	A320/321	A320	Y	In Production	Narrowbody	***	***	***	***	***
3	***	CFM56-5B	CFM56-5B4/3	CFM International	A320/321	A320	Y	In Production	Narrowbody	***	***	***	***	***
4	***	CFM56-5B	CFM56-5B4/3	CFM International	A320/321	A320	Y	In Production	Narrowbody	***	***	***	***	***
5	***	CFM56-5B	CFM56-5B4/3	CFM International	A320/321	A320	Y	In Production	Narrowbody	***	***	***	***	***
6	***	PW4060	PW4060-3	Pratt & Whitney	B767-200ER/-300/-300ER	B767	Y	In Production	Widebody	***	***	***	***	***
7	***	PW4062	PW4062-3	Pratt & Whitney	B747-400ER B767-300ER	B747, B767	Y	In Production	Widebody	***	***	***	***	***
8	***	CFM56-7B	CFM56-7B22	CFM International	B737-600/-700	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
9	***	PW4100	PW4168A	Pratt & Whitney	A330-200/-300	A330	Y	In Production	Widebody	***	***	***	***	***
10	***	CFM56-7B	CFM56-7B24/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
11	***	RB211-535E4	RB211-535E4-B-37/15	Rolls Royce	B757-200ER	B757	N	2004	Narrowbody	***	***	***	***	***
12	***	CF6-80C2-B1F	CF6-80C2-B1F	General Electric	B747-400/-400ER	B747	N	2005	Widebody	***	***	***	***	***
13	***	CFM56-3C1	CFM56-3C1	CFM International	B737/300/-400	B737 Classic	N	1999	Narrowbody	***	***	***	***	***
14	***	CF6-80C2B	CF6-80C2B2F	General Electric	B767-200ER/-200F/-300	B767	N	2001	Widebody	***	***	***	***	***
15	***	CFM56-5C	CFM56-5C4	CFM International	A340-200/-300	A340	N	2008	Widebody	***	***	***	***	***
16	***	CFM56-7B	CFM56-7B24	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
17	***	CFM56-7B	CFM56-7B26/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
18	***	PW2000	PW2040	Pratt & Whitney	B757-200	B757	N	2004	Narrowbody	***	***	***	***	***
19	***	CFM56-7B	CFM56-7B24	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
20	***	CFM56-7B	CFM56-7B24	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
21	***	CFM56-7B	CFM56-7B24/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
22	***	CFM56-7B	CFM56-7B24/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
23	***	CFM56-7B	CFM56-7B26/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
24	***	CFM56-7B	CFM56-7B26/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
25	***	V2500-A5	V2533-A5	International Aero Engines	A321-200	A320	Y	In Production	Narrowbody	***	***	***	***	***
26	***	CFM56-3C1	CFM56-3C1	CFM International	B737/300/-400	B737 Classic	N	1999	Narrowbody	***	***	***	***	***
27	***	CFM56-7B	CFM56-7B27/B1	CFM International	B737-700/-800/-900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
28	***	V2500-D5	V2528-D5	International Aero Engines	MD-90	MD90	N	2000	Narrowbody	***	***	***	***	***
29	***	CFM56-5C	CFM56-5C4	CFM International	A340-200/-300	A340	N	2008	Widebody	***	***	***	***	***
30	***	CF34-3B	CF34-3B1	General Electric	CRJ-200ER/-200LR	CRJ 200	N	2006	Regional	***	***	***	***	***
31	***	CFM56-7B	CFM56-7B26/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
32	***	CFM56-5A	CFM56-5A3	CFM International	A320-100/-200	A320	N	2003	Narrowbody	***	***	***	***	***
33	***	CFM56-7B	CFM56-7B24	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
34	***	CF6-80E1A3	CF6-80E1A3	General Electric	A330-200/-300	A330	Y	In Production	Widebody	***	***	***	***	***
35	***	CF6-80C2B	CF6-80C2B6	General Electric	B767-300	B767	N	1999	Widebody	***	***	***	***	***
36	***	CF6-80C2B	CF6-80C2B6	General Electric	B767-300	B767	N	1999	Widebody	***	***	***	***	***
37	***	CFM56-5A	CFM56-5A3	CFM International	A320/321	A320	N	2003	Narrowbody	***	***	***	***	***
38	***	V2500-A5	V2527-A5	International Aero Engines	A320-200	A320	Y	In Production	Narrowbody	***	***	***	***	***
39	***	CFM56-5B	CFM56-5B6/3	CFM International	A320/321	A320	Y	In Production	Narrowbody	***	***	***	***	***
40	***	CFM56-7B	CFM56-7B26/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
41	***	RB211-535E4	RB211-535E4	Rolls Royce	B757-200ER	B757	N	2004	Narrowbody	***	***	***	***	***
42	***	3007A	3007A	Rolls Royce	ERJ-145LR	ERJ 135/145	N	2011	Regional	***	***	***	***	***
43	***	3007A	3007A	Rolls Royce	ERJ-145LR	ERJ 135/145	N	2011	Regional	***	***	***	***	***
44	***	CFM56-5B	CFM56-5B6/P	CFM International	A319-100; A320-200	A320	Y	In Production	Narrowbody	***	***	***	***	***
45	***	CFM56-3C1	CFM56-3C1	CFM International	B737/300/-400	B737 Classic	N	1999	Narrowbody	***	***	***	***	***
46	***	CFM56-5A	CFM56-5A5/F	CFM International	A319-100	A320	N	2003	Narrowbody	***	***	***	***	***
47	***	PW4100	PW4168A	Pratt & Whitney	A330-200/-300	A330	Y	In Production	Widebody	***	***	***	***	***
48	***	CFM56-7B	CFM56-7B27/3B1F	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
49	***	CFM56-5B	CFM56-5B4/3	CFM International	A320/321	A320	Y	In Production	Narrowbody	***	***	***	***	***
50	***	V2500-A5	V2527-A5	International Aero Engines	A320-200	A320	Y	In Production	Narrowbody	***	***	***	***	***
51	***	CF34-3B	CF34-3B1	General Electric	CRJ-200ER/-200LR	CRJ 200	N	2006	Regional	***	***	***	***	***
52	***	PW2000	PW2037	Pratt & Whitney	B757-200	B757	N	2004	Narrowbody	***	***	***	***	***
53	***	CFM56-7B	CFM56-7B20	CFM International	B737-600/-700	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
54	***	CFM56-7B	CFM56-7B26	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
55	***	CFM56-5C	CFM56-5C4	CFM International	A340-200/-300	A340	N	2008	Widebody	***	***	***	***	***
56	***	CFM56-7B	CFM56-7B24	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
57	***	CFM56-7B	CFM56-7B24/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
58	***	CFM56-7B	CFM56-7B24	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
59	***	CFM56-7B	CFM56-7B24	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
60	***	CFM56-5C	CFM56-5C4/P	CFM International	A340-200/-300	A340	N	2008	Widebody	***	***	***	***	***
61	***	CFM56-5C	CFM56-5C4/P	CFM International	A340-200/-300	A340	N	2008	Widebody	***	***	***	***	***
62	***	CFM56-5B	CFM56-5B4/P	CFM International	A319-100; A320-200	A320	Y	In Production	Narrowbody	***	***	***	***	***
63	***	CF6-80C2B	CF6-80C2-B6F	General Electric	B767-300ER/-300ERF/-400ER	B767	Y	In Production	Widebody	***	***	***	***	***
64	***	V2500-A5	V2527-A5	International Aero Engines	A320-200	A320	Y	In Production	Narrowbody	***	***	***	***	***
65	***	CFM56-7B	CFM56-7B24/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
66	***	PW4060	PW4060-3	Pratt & Whitney	B767-200ER/-300/-300ER	B767	Y	In Production	Widebody	***	***	***	***	***
67	***	V2500-A5	V2527-A5	International Aero Engines	A320-200	A320	Y	In Production	Narrowbody	***	***	***	***	***
68	***	CF6-80C2B	CF6-80C2-B4F	General Electric	B767-200ER/-300	B767	N	2001	Widebody	***	***	***	***	***
69	***	CFM56-7B	CFM56-7B26/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
70	***	PW4100	PW4168A	Pratt & Whitney	A330-200/-300	A330	Y	In Production	Widebody	***	***	***	***	***
71	***	CFM56-5C	CFM56-5C4	CFM International	A340-200/-300	A340	N	2008	Widebody	***	***	***	***	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

10

72	***	CFM56-7B	CFM56-7B27/3	CFM International	B737-700/800/900	B737 NG	Y	In Production	Narrowbody	***	***	***	***	***
73	***	PW150A	PW150A	Pratt & Whitney	DHC-8-Q400	DHC-8-Q400	Y	In Production	Turboprop	***	***	***	***	***
74	***	CF6-80C2B	CF6-80C2-B7F	General Electric	B767-200ER/-300ER/-300ERF	B767	Y	In Production	Widebody	***	***	***	***	***
75	***	PW150A	PW150A	Pratt & Whitney	DHC-8-Q400	DHC-8-Q400	Y	In Production	Turboprop	***	***	***	***	***
76	***	CFM56-5B	CFM56-5B6/3	CFM International	A320/321	A320	Y	In Production	Narrowbody	***	***	***	***	***
77	***	RB211-535E4	RB211-535E4	Rolls Royce	B757-200ER	B757	N	2004	Narrowbody	***	***	***	***	***
78	***	CF6-80C2B	CF6-80C2-B4	General Electric	B767-200/-300	B767	N	1999	Widebody	***	***	***	***	***
79	***	CF34-10E	CF34-10E6	General Electric	ERJ 190/195	ERJ 190/195	Y	In Production	Regional	***	***	***	***	***

NOTES
Engines Removed

Date	MSN	Type	Type	Aircraft Type	Lessee	Notes
5/18/2012	***	CFM56-5C3F	CFM56-5C	A340-200/-300	***	***
5/18/2012	***	CFM56-3C1	CFM56-3C1	B737/300/-400	***	***
6/8/2012	***	V2500	V2533-A5	A321-200	***	***
6/8/2012	***	CFM56-7B	CFM56-7B26	B737 NG	***	***
6/11/2012	***	CF34-3B	CF34-3B	CRJ 200	***	***
6/11/2012	***	CFM56-3C1	CFM56-3C1	B737 Classic	***	***
6/11/2012	***	CFM56-7B	CFM56-7B24/3	B737 NG	***	***
6/11/2012	***	CFM56-7B	CFM56-7B24/3	B737 NG	***	***

Engines Added

Date	MSN	Type	Type	Aircraft Type	Lessee
5/18/2012	***	CFM56-7B	CFM56-7B27E	B737 NG	***	***
5/18/2012	***	CFM56-5B	CFM56-5B4/3	A320	***	***
6/8/2012	***	CF6-80E1A3	CF6-80E1A3	A330	***	***
6/8/2012	***	CFM56-7B	CFM56-7B26	B737 NG	***	***
6/11/2012	***	CF6-80C2B	CF6-80C2-B2F	B767	***	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

11

	Original Lease	Lease Start Yr		Lease		Fixed			Payment Type	Pmt	U.S.					June 2012 Values			Average		Separate Security
Lease End Date	Term (in months)	(from the renewal date)	Lease End Yr	Term Remaining (Mos)	Monthly Rent	(F) or Floating (FL)	Index (Floating)	Day of Payment	(advance or arrears)	Frequency (Monthly/ Quarterly)	Dollar Denominated (Yes or No)	Date of Manufacture	Purchase Date	Age of Engine (years)	Purchase Price	Adj. Base Value by Avitas	Adj. Base Value by BK	Adj.Base Value by IBA	of Three Appraised Value	Adjusted Appraised Value	Deposit (Yes or No)
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

12

***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	Y	***	***	***	***	***	***	***	***	***	***
																***	***	***	***
***	Original Lease term>1 year		# of engines w/ remaining lease term >12 mo
	***		***																***
Average remaining term excl. Off Lease or MTM
***
MTM = any lease that expiring on or before May 31, 2012

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

13

Security Deposist Amount	Security Deposit Type (Cash or LOC)	LOC Provider	Confirming or Advising	Purpose	LOC Provider Rating (S&P/Fitch)	Maintenance Reserve Payment (Yes or No)	Acumulated Maintenance Reserves	Monthly Renewal Deposit Amount Change (Yes or No)	Extension Option (Yes or No)	Extension Option	Purchase Option	Purchase Option Amount	Purchase Option Term	Lease Early Termination Option	Lease Early Termination Term	Lease Early Termination Fee	Currently Sub- Leased (Yes or No)	Delinquent >30day +
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
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*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

14

	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
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***
										Extension options		Purchase Option			Early Termination			***	More than 30 day delinquent
CASH	***	***		Payment of MR, Reimbursable			***			***		***			***				***
LOC	***	***		Payment of MR, Non-Reimbursable			***			***									***
		***		# of Leases that pays Usage Fees to the lessor			***

			# of Leases that do not provide for payment of Usage Fees				***

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

15

EXHIBIT E-2

FORM OF ANNUAL REPORT TO EACH NOTEHOLDER

With respect to the Notes, a statement setting forth the sum of all interest (including interest accrued on owed and unpaid interest, Step-Up Interest and interest accrued on owed and unpaid Step-Up interest) paid to each Holder of the Notes for the most recent calendar year ending prior to the year in which the Annual Report is furnished, or, in the event a Person was a Holder of record of any Notes during only a portion of such calendar year, for the applicable portion of such calendar year.

In addition, the following information shall be provided:

(i) audited financial statements of the Issuer for such calendar year;

(ii) updated information regarding the Engines, the then current leases and then current lessees in the portfolio (including Replacement Engines), by type of Engine and the countries, regions and markets in which the lessees of such Engines are based;

(iii) a statement of the Engines off-lease due to any repossession during such calendar year;

(iv) a comparison of actual against expected principal payments on the Notes during such calendar year; and

(v) a comparison of the Issuer’s performance to the Annual Budget and a statement setting forth an analysis of Collections Account activity, each for such calendar year.

1

EXHIBIT F

FORM OF CERTIFICATE OF TRANSFER

        ,

Deutsche Bank Trust Company Americas

c/o DB Services Americas Inc.

MS JCK01-0218

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attention: Transfer Unit

WILLIS ENGINE SECURITIZATION TRUST II

c/o Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890
Attention: Corporate Trust Administrator

Re:                               WILLIS ENGINE SECURITIZATION TRUST II (the “Issuer”)

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of September 14, 2012  (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”) among the Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Operating Bank and as Trustee (the “Trustee”), WILLIS LEASE FINANCE CORPORATION, as Administrative Agent (the “Administrative Agent”) and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Initial Liquidity Facility Provider (the “Initial Liquidity Facility Provider”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

(the “Transferor”) owns and proposes to transfer Beneficial Interests corresponding to U.S. $                         principal amount of Class 2012-A Term Notes of the Issuer, to                                        (the “Transferee”).  Pursuant to Section 2.12(c) of the Indenture, and in connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.                                       1. ☐ Check if Transferee will take delivery of a Beneficial Interest corresponding to a 144A Global Note pursuant to Rule 144A.  The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act, and, accordingly, the Transferor hereby further certifies that the Beneficial Interest is being transferred to a Person that the Transferor reasonably believes is purchasing the Beneficial Interest for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a QIB in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States or the securities laws of any other relevant jurisdiction.

1

Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred Beneficial Interest will be subject to the restrictions on transfer enumerated in the legend printed on the 144A Global Note and in the Indenture and the Securities Act.

2.                                       2. ☐ Check if Transferee will take delivery of a Beneficial Interest in the Regulation S Global Note pursuant to Regulation S.  The Transfer is being effected pursuant to and in accordance with [Rule 903 or] Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of [Rule 903(b) or] Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser).  Upon consummation of the proposed transfer in accordance with the terms of the Indenture, until the expiration of the Restricted Period, the transferred Beneficial Interest will be subject to the restrictions on Transfer enumerated in the legend printed on the Regulation S Global Note and in the Indenture and the Securities Act.

Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
Authorized Signature

2

EXHIBIT G

CORE LEASE PROVISIONS

1.          The Lessee is obligated to comply with maintenance, return, alteration and replacement conditions typically found in financings and leases for aircraft engines and as necessary to maintain such aircraft engine’s serviceability status pursuant to applicable governmental rules.

2.          The Lessee is obligated to provide liability insurance, aircraft hull insurance covering all risks, ground and flight, engine coverage for damage/loss of engine, and war risk insurance (including the risk of confiscation and requisition by any government), and the Trustee and Security Trustee are named as additional insured and the Security Trustee is named as sole loss payee.

3.         The lease requires that such aircraft engine be kept and operated in locations covered by the requisite insurance and must not be flown or transported to any airport or country in violation of United States laws.

4.          Any fixed price purchase option must provide for a net purchase price not less than the Projected Allocable Debt Amount of the leased aircraft engine as of the date the option is exercisable.

5.          The lease must be triple net, non-cancellable and contain a customary “hell or high water” clause under which the lessee is unconditionally obligated to make all lease payments without any right of setoff for liabilities of the Issuer or any Issuer Subsidiary due to the Lessee.

6.          The lease must contain limitations on the ability of the Lessee to sublease such engine or otherwise surrender possession of such aircraft engine to other parties consistent with the requirements of this Indenture.

7.          The lease shall not contain any provisions inconsistent with the obligations of the Issuer under this Indenture.

8.          In the case of a lease to a Lessee that is a manufacturer, a maintenance, repair and overhaul facility or any other Person that is not an operator of aircraft that is approved by a Trustee Resolution, the requirements of paragraphs 1 through 7 of these Core Lease Provisions may be satisfied by a sublease from such a Lessee.

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EXHIBIT H

FORM OF COMPLIANCE CERTIFICATE

WILLIS ENGINE SECURITIZATION TRUST II

This certificate is delivered pursuant to Section 6.12(b) of the Trust Indenture, dated as of September 14, 2012 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), among WILLIS ENGINE SECURITIZATION TRUST II, (the “Issuer”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Operating Bank and as Trustee, WILLIS LEASE FINANCE CORPORATION, as Administrative Agent and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Initial Liquidity Facility Provider.  Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Indenture.

1.                                       The Issuer hereby certifies and warrants that from                    , 20      to                     , 20      ( the “Reporting Period”):

(a)                                  No Event of Default exists with respect to interest on the Class 2012-A Notes, unless noted below;

[List any Event of Default with respect to interest on the Class 2012-A Notes]

(b)                                 [Insert number] Engines have been sold or otherwise disposed of since the Closing Date and each of such sales or other dispositions complied with Section 5.02(p) of the Indenture;

(c)                                  The Issuer has not entered into any transactions with Affiliates (other than any Issuer Group Member), except as noted below, and each of such transactions, if any, complied with Section 5.02(h) of the Indenture;

[List any transactions with Affiliates]

(d)                                 The Issuer in compliance with all Concentration Limits required under Section 5.02(t) of the Indenture, unless noted below;

[List any incidents of non-compliance]

(e)                                  No events of bankruptcy or insolvency described in Section 4.01(e) or (f) of the Indenture exist or are threatened with respect to any Issuer Subsidiaries, unless noted below;

[List any incidents of bankruptcy or insolvency]

(f)                                    No other Events of Default exist under the Indenture, other than as noted herein or below.

[List any additional Event of Default under the Indenture not listed elsewhere in the certificate]

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IN WITNESS WHEREOF, the undersigned has caused this Compliance Certificate to be delivered by its chief financial officer or other Responsible Officer this      day of                         , 20    .

WILLIS ENGINE SECURITIZATION TRUST II

By:
Name:
Title:

2

EXHIBIT I

FORM OF ACCREDITED INVESTOR LETTER

Credit Agricole Securities (USA) Inc.
1301 Avenue of the Americas

New York, NY 10019

Willis Engine Securitization Trust II
c/o Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Deutsche Bank Trust Company Americas

c/o DB Services Americas Inc.

MS JCK01-0218

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attention: Transfer Unit

Re:                               Purchase of US$[          ] principal amount of Class 2012-A Term Notes (the “Notes”) of Willis Engine Securitization Trust II

Ladies and Gentlemen:

In connection with our purchase of the Notes we confirm that:

1.                                       We understand that the Notes are not being and will not be registered under the Securities Act of 1933, as amended (the “Act”), and are being sold to us in a transaction that is exempt from the registration requirements of the Act.

2.                                       We acknowledge that (a) neither of Willis Engine Securitization Trust II (the “Issuer”), nor the Initial Purchasers (as defined in the Offering Memorandum dated September 6, 2012 relating to the Notes (the “Final Memorandum”)) nor any person acting on behalf of the Issuer or the Initial Purchasers has made any representation to us with respect to the Issuer or the offer or sale of any Notes; (b) any information we desire concerning the Issuer and the Notes or any other matter relevant to our decision to purchase the Notes (including a copy of the Final Memorandum) is or has been made available to us; and (c) we have been afforded the opportunity to ask questions of representatives of the Issuer and receive answers thereto, as we deem necessary in connection with our decision to purchase the Notes.

3.                                       We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and we are (or any account for which we are purchasing under paragraph 4 below is) an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act) able to bear the economic risk of investment in the Notes.

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4.                                       In the event that we purchase any of the Notes, we will acquire Notes having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting.

5.                                       We are acquiring the Notes for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Notes, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

6.                                       We understand that (a) the Notes will be in definitive registered form only and that any certificates delivered to us in respect of the Notes will bear a legend indicating that the Notes have not been registered under the Securities Act of 1933 and are subject to certain restrictions on transfer and (b) the Company has agreed to cause the Trustee to reissue such notes without the foregoing legend only in the event of a disposition of the Notes in accordance with the provisions of paragraph 7 (provided, in the case of a disposition of the Notes in accordance with paragraph 7(f) below, that the legal opinion referred to in such paragraph so permits), or at our request at such time as we would be permitted to dispose of them in accordance with paragraph 7(a) below.

7.                                       We agree that in the event that at some future time we wish to dispose of any of the Notes, we will not do so unless such disposition is made in accordance with any applicable securities laws of any state of the United States and:

(a)                                  the Notes are sold in compliance with Rule 144 under the Act, and we theretofore have furnished to the Issuer or its designee an opinion of counsel experienced in securities law matters to such effect or such other documentation as the Issuer or its designee may reasonably request; or

(b)                                 the Notes are sold in compliance with Rule 144A under the Act; or

(c)                                  the Notes are sold to an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act), and we theretofore have furnished to the Issuer or its designee an agreement in the form of Exhibit I to the Indenture; or

(d)                                 the Notes are sold in compliance with Rule 904 of Regulation S under the Act; or

(e)                                  the Notes are sold to the Issuer or an affiliate (as defined in Rule 501(b) of Regulation D) of the Issuer; or

(f)                                    the Notes are disposed of in any other transaction that does not require registration under the Act, and we theretofore have furnished to the Issuer or its designee an opinion of counsel experienced in securities law matters to such effect or such other documentation as the Issuer or its designee may reasonably request.

2

8.                                       We represent, warrant and agree that either (1) no portion of the assets used by us to acquire or hold any Notes or an interest therein constitutes or will constitute assets of any employee benefit plan subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan described in Section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), a plan, account or arrangement (such as a governmental, church or non-U.S. plan) that is subject to any federal, state, local or other U.S. law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Laws”) or an entity whose underlying assets are deemed to include assets of any such employee benefit plan, plan, account or arrangement or (2) the acquisition and holding by us of any Notes or an interest therein do not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Laws.

Very truly yours,

By: (Authorized Officer)

3